As filed with the Securities and Exchange Commission on February 28, 2000
                    Registration Nos. 033-54632 and 811-07340


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 POST-EFFECTIVE
                                AMENDMENT NO. 67


                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 68


                                J.P. MORGAN FUNDS
                        (formerly The JPM Pierpont Funds)
               (Exact Name of Registrant as Specified in Charter)

            60 State Street, Suite 1300, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (617) 557-0700

                Margaret W. Chambers, c/o Funds Distributor, Inc.
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                     Copy to:  John E. Baumgardner, Jr., Esq.
                               Sullivan & Cromwell
                               125 Broad Street
                               New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b) [X] on March 1, 2000 pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(i) [ ] on (date) pursuant to paragraph (a)(i) [ ] 75 days after filing pursuant to paragraph (a)(ii) [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE


     This post-effective amendment No. 67 to the registration statement of J.P. Morgan Funds (the "Registrant") on Form N-1A is being filed to update the Registrant's disclosure in the Prospectus and Statement of Additional Information relating to (i) J.P. Morgan Federal Money Market Fund, J.P. Morgan Short Term Bond Fund, J.P. Morgan Bond Fund, J.P. Morgan International Equity Fund, J.P. Morgan Emerging Markets Equity Fund, and J.P. Morgan Global Strategic Income Fund, each a series of shares of the Registrant, to include updated financial information for the fiscal year ended October 31, 1999, and (ii) J.P. Morgan Prime Money Market Fund, J.P. Morgan Tax Exempt Money Market Fund, J.P. Morgan European Equity Fund, and J.P. Morgan International Opportunities Fund, each a series of shares of the Registrant, to include updated financial information for the fiscal year ended November 30, 1999, and to update other information in the registration statement.

--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN MONEY MARKET FUNDS


Prime Money Market Fund
Federal Money Market Fund
Tax Exempt Money Market Fund

                                          --------------------------------------
                                          Seeking to provide high current income
                                          consistent with the preservation of
                                          capital and same-day liquidity


This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.


As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

                                                                        JPMorgan

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------
1 | Each fund's goal, principal strategies, principal risks, performance and expenses

J.P. MORGAN MONEY MARKET FUNDS
J.P. Morgan Prime Money Market Fund ......................................     1
J.P. Morgan Federal Money Market Fund ....................................     3
J.P. Morgan Tax Exempt Money Market Fund .................................     5

7 | Principles and techniques common to the funds in this prospectus

MONEY MARKET MANAGEMENT APPROACH
J.P. Morgan ..............................................................     7
J.P. Morgan Money Market Funds ...........................................     7
The spectrum of money market funds .......................................     7
Who may want to invest ...................................................     7
Money market investment process ..........................................     8

9 | Investing in the J.P. Morgan Money Market Funds

YOUR INVESTMENT
Investing through a financial professional ...............................     9
Investing through an employer-sponsored retirement plan ..................     9
Investing through an IRA or rollover IRA .................................     9
Investing directly .......................................................     9
Opening your account .....................................................     9
Adding to your account ...................................................     9
Selling shares ...........................................................    10
Account and transaction policies .........................................    10
Dividends and distributions ..............................................    11
Tax considerations .......................................................    11

12 | More about the funds' business operations

FUND DETAILS
Master/feeder structure ..................................................    12
Management and administration ............................................    12
Financial highlights .....................................................    13

FOR MORE INFORMATION ..............................................   back cover

J.P. MORGAN PRIME
MONEY MARKET FUND                                         | TICKER SYMBOL: PPMXX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
GOAL
The fund's goal is to maximize current income consistent with the preservation of capital and same-day liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities, typically emphasizing different types of securities at different times in order to take advantage of changing yield differentials. The fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, reverse repurchase agreements, as well as asset-backed securities, taxable municipal obligations, and other money market instruments. Some of these investments may be illiquid or purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 8.

Principal Risks

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security or the counterparty to a contract could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. To the extent that the fund invests in foreign securities, the fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Also, the fund may have difficulty valuing its illiquid holdings and may be unable to sell them at the time or price it desires. While these possibilities exist, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

REGISTRANT: J.P. MORGAN FUNDS
(J.P. MORGAN PRIME MONEY MARKET FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $52 billion using similar strategies as the fund.


The advisor uses a team of portfolio managers and traders to manage the fund. The portfolio management team is led by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997 from Goldman Sachs & Co., where he was an Institutional Money Market Portfolio Manager; and Mark Settles, vice president, who has been on the team since November 1999 and has been at J.P. Morgan since 1994. Prior to managing this fund, Mr. Settles was a fixed income trader on J.P. Morgan's New York and London trading desks. The traders on the team are Donald Clemmenson, vice president, who has been on the team since its inception; Gunter Heiland, associate, who has been on the team since joining J.P. Morgan in June of 1997 from Salomon Brothers, where he was a sales assistant; and Kimberly Weil, who has been on the team since its inception.

--------------------------------------------------------------------------------
Before you invest

Investors considering these funds should understand that:

o  There is no assurance that these funds will meet their investment goals

o  These funds do not represent complete investment programs

1 | J.P. MORGAN PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Prime Money Market Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last ten calendar years.


The table indicates some of the risks by showing the fund's(1) average annual returns for the past one year, five years, and ten calendar years.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
           1990        1991        1992        1993        1994        1995        1996        1997        1998        1999

12%



9%
           8.04
                       6.07
6%
                                  5.79        5.41         5.35       5.21
                                                                                   4.93
3%                                                                                             3.67        3.95
                                                                                                                       2.83


0%
------------------------------------------------------------------------------------------------------------------------------------


[ ] J.P. Morgan Prime Money Market Fund(1)

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 1.97% (for the quarter ended 6/30/90); and the lowest quarterly return was 0.69% (for the quarter ended 6/30/93).

PERFORMANCE (unaudited)

Average annual total return (%)     Shows performance over time, for periods ended December 31, 1999(1)
--------------------------------------------------------------------------------------------------------
                                                            Past 1 yr.   Past 5 yrs.   Past 10 yrs.

J.P. Morgan Prime Money Market Fund (after expenses)            4.93        5.34           5.12
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3)(%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.11
Marketing (12b-1) fees                                                      None
Other expenses                                                              0.34
--------------------------------------------------------------------------------
Total operating expenses                                                    0.45
--------------------------------------------------------------------------------


Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                                      1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                           46         144          252         567
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/12/93. Returns reflect performance of The Pierpont Money Market Fund, the fund's predecessor, prior to that date.

(2) The fund's fiscal year end is 11/30.


(3) The fund has a master/feeder structure as described on page 12. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.


                                         J.P. MORGAN PRIME MONEY MARKET FUND | 2

J.P. MORGAN FEDERAL
MONEY MARKET FUND                                         | TICKER SYMBOL: PTYXX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
GOAL
The fund's goal is to provide high current income consistent with the preservation of capital and same-day liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund purchases securities that offer very high credit quality and pay regular income that is generally free from state and local income taxes. It invests exclusively in U.S. government agency obligations such as the Federal Farm Credit Bank, the Tennessee Valley Authority, the Federal Home Loan Bank, the Student Loan Marketing Association, and in obligations of the U.S. Treasury. Some of these investments may be purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 8.

Principal Risks

While the fund's U.S. Treasury obligations are backed by the full faith and credit of the Government, investors should bear in mind that any agency obligations the fund may hold do not have this guarantee, and that in any case government guarantees do not extend to shares of the fund itself.

Most of the fund's income is generally exempt from state and local personal income taxes and from some corporate income taxes (although not federal income taxes). Because of this beneficial tax status, the fund's yields are generally lower than those of taxable money market funds when compared on a pre-tax basis.

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. However, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

REGISTRANT: J.P. MORGAN FUNDS
(J.P. MORGAN FEDERAL MONEY MARKET FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $52 billion using similar strategies as the fund.


The advisor uses a team of portfolio managers and traders to manage the fund. The portfolio management team is led by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997 from Goldman Sachs & Co., where he was an Institutional Money Market Portfolio Manager; and Mark Settles, vice president, who has been on the team since November 1999 and has been at J.P. Morgan since 1994. Prior to managing this fund, Mr. Settles was a fixed income trader on J.P. Morgan's New York and London trading desks. The traders on the team are Donald Clemmenson, vice president, who has been on the team since its inception; Gunter Heiland, associate, who has been on the team since joining J.P. Morgan in June of 1997 from Salomon Brothers, where he was a sales assistant; and Kimberly Weil, who has been on the team since joining J.P. Morgan in April of 1993.

--------------------------------------------------------------------------------
Before you invest

Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs


3 | J.P. MORGAN FEDERAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Federal Money Market Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last six calendar years.


The table indicates some of the risks by showing the fund's average annual returns for the past one year, five years and life of the fund. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
             1994         1995         1996         1997         1998       1999


6%
             5.59         5.18         5.15
                                                    4.99         4.74
3%                                                                          3.78



0%
--------------------------------------------------------------------------------


[ ] J.P. Morgan Federal Money Market Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 1.41% (for the quarter ended 6/30/95); and the lowest quarterly return was 0.67% (for the quarter ended 3/31/94).


PERFORMANCE (unaudited)



Average annual total return (%)   Shows performance over time, for period ended December 31, 1999(2)
----------------------------------------------------------------------------------------------------
                                                             Past 1 yr.   Past 5 yrs.   Life of fund
J.P. Morgan Federal Money Market Fund (after expenses)          4.74          5.13          4.59
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.15

Marketing (12b-1) fees                                                      None

Other expenses                                                              0.35
--------------------------------------------------------------------------------
Total operating expenses(4)                                                 0.50
--------------------------------------------------------------------------------

Expense example(4)
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                        1 yr.     3 yrs.      5 yrs.     10 yrs.
Your cost($)                             51        160         280         628
--------------------------------------------------------------------------------


(1) The fund's fiscal year end is 10/31.

(2) The fund commenced operations on 1/4/93. Returns reflect performance of the fund from 1/31/93.


(3) The fund has a master/feeder structure as described on page 12. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.

(4) The fund has an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses exceed 0.55% (excluding extraordinary expenses) of the fund's average daily net assets through 2/28/01.


                                       J.P. MORGAN FEDERAL MONEY MARKET FUND | 4

J.P. MORGAN TAX EXEMPT
MONEY MARKET FUND                                         | TICKER SYMBOL: PPTXX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
GOAL

The fund's goal is to maximize current income that is exempt from federal income tax consistent with the preservation of capital and same-day liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in high quality municipal obligations whose income is exempt from federal income taxes. The fund's municipal obligations must fall into the highest short-term rating category (top two highest categories for New York State obligations) or be of equivalent quality. The fund may also invest in certain structured municipal obligations, and in certain municipal or other obligations whose income is subject to tax, including the alternative minimum tax. Although the fund is permitted to hold these other obligations or cash, it aims to be fully invested in municipal obligations. In order to maintain liquidity, the fund may buy securities with puts that allow the fund to liquidate the securities on short notice. Some of the fund's securities may be purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 8.

The fund's income is generally exempt from federal income taxes. A small portion may be exempt from state or local income taxes.

Principal Risks

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security or the counterparty to a contract could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. However, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

REGISTRANT: J.P. MORGAN FUNDS
(J.P. MORGAN TAX EXEMPT MONEY MARKET FUND)


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $52 billion using similar strategies as the fund.


The advisor uses a team of portfolio managers and traders to manage the fund. The portfolio management team is led by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997 from Goldman Sachs & Co., where he was an Institutional Money Market Portfolio Manager; and Richard Oswald, vice president, who has been on the team since joining J.P. Morgan in October of 1996. Prior to managing this fund, Mr. Oswald served as Treasurer of CBS and President of its finance unit. The traders on the team are Donald Clemmenson, vice president, who has been on the team since its inception; Gunter Heiland, associate, who has been on the team since joining J.P. Morgan in June of 1997 from Salomon Brothers, where he was a sales assistant; and Kimberly Weil, who has been on the team since its inception.

--------------------------------------------------------------------------------
Before you invest

Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs

5 | J.P. MORGAN TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Exempt Money Market Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's(1) shares from year to year for each of the last ten calendar years.


The table indicates some of the risks by showing the fund's average annual returns for the past one year, five years and ten calendar years.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%)    Shows changes in returns by calendar year(1)
            1990        1991        1992        1993        1994        1995        1996        1997        1998        1999

9%



6%
            5.58
                        4.16
3%                                  3.52       3.26         3.12        3.07
                                                                                    2.71       2.82        2.50
                                                                                                                        2.04
0%
------------------------------------------------------------------------------------------------------------------------------------


[ ] J.P. Morgan Tax Exempt Money Market Fund(1)

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 1.39% (for the quarter ended 6/30/90); and the lowest quarterly return was 0.47% (for the quarter ended 3/31/94).


PERFORMANCE (unaudited)


Average annual total return (%)    Shows performance over time, for periods ended December 31, 1999(2)
----------------------------------------------------------------------------------------------------------
                                                             Past 1 yr.      Past 5 yrs.      Past 10 yrs.



J.P. Morgan Tax Exempt Money Market Fund                        2.82            3.16              3.27
----------------------------------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
----------------------------------------------
Management fees                          0.15

Marketing (12b-1) fees                   None

Other expenses                           0.35

Total operating expenses                 0.50
----------------------------------------------


Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                   1 yr.            3 yrs.            5 yrs.            10 yrs.
Your cost($)        51               160               280                628
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/12/93. Returns reflect performance of the Pierpont Tax Exempt Money Market Fund, the fund's predecessor, prior to that date.


(2) The fund's fiscal year end is 11/30. Prior to 1999, the fund's fiscal year end was 8/31.


(3) The fund has a master/feeder structure as described on page 12. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.

                                    J.P. MORGAN TAX EXEMPT MONEY MARKET FUND | 6

MONEY MARKET MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.

J.P. MORGAN MONEY MARKET FUNDS

Each of these funds invests in high-quality short-term debt securities by investing through a master portfolio (another fund with the same goal). Each fund accrues dividends daily, pays them to shareholders monthly, and seeks to maintain a stable $1 share price.

THE SPECTRUM OF MONEY MARKET FUNDS

The funds described in this prospectus differ primarily in the types of securities they hold and in the tax status of the income they offer. The table below provides an overview of the main types of securities in which each fund may invest. The distinguishing features of each money market fund are described in more detail on the preceding pages.

------------------------------------------------------
WHO MAY WANT TO INVEST

The funds are designed for investors who:

o want an investment that strives to preserve capital

o want regular income from a high quality portfolio

o want a highly liquid investment

o are looking for an interim


INVESTMENT

o  are pursuing a short-term goal

o are seeking income that is generally exempt from state and local income taxes (in the case of Federal Money Market Fund) or exempt from federal income tax (in the case of Tax Exempt Money Market Fund) The funds are not designed for investors who:

o  are investing for long-term growth

o  are investing for high income

o  require the added security of the FDIC insurance

o in the case of Tax Exempt Money Market Fund, are investing through an IRA or other tax-advantaged retirement plan Money Market Funds and Stability Money market funds are subject to a range of federal regulations designed to promote stability. For example, money market funds must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Keeping the weighted average maturity this short helps funds in their pursuit of a stable $1 share price.


Primary investments
--------------------------------------------------------------------------------
                           Prime              Federal           Tax Exempt
                           Money               Money               Money
                           Market              Market              Market
--------------------------------------------------------------------------------
U.S. Treasuries*             o                   o
--------------------------------------------------------------------------------
U.S.
government
agency
instruments                  o                   o*
--------------------------------------------------------------------------------
Domestic &
foreign bank
obligations                  o
--------------------------------------------------------------------------------
Domestic &
foreign
short-term
corporate
obligations                  o
--------------------------------------------------------------------------------
Foreign
governments                  o
--------------------------------------------------------------------------------
Illiquid
holdings                     o
--------------------------------------------------------------------------------
Repurchase
agreements and
reverse repurchase
agreements                   o
--------------------------------------------------------------------------------
Tax-exempt
municipal
obligations**                o
--------------------------------------------------------------------------------
*  Income is generally exempt from state and local income taxes
** Income is generally exempt from federal income taxes

7 | MONEY MARKET MANAGEMENT APPROACH

--------------------------------------------------------------------------------
MONEY MARKET INVESTMENT PROCESS

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes investment quality through in-depth research of short-term securities and their issuers. This allows each fund to focus on providing current income without compromising share price stability.

In researching short-term securities, J.P. Morgan's credit analysts enhance the data furnished by rating agencies by drawing on the insights of J.P. Morgan's fixed income trading specialists and equity analysts. Only securities highly rated by independent rating agencies as well as J.P. Morgan's proprietary ratings system are considered for investment.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines maturity determination, sector allocation and fundamental research for identifying portfolio securities:

Maturity determination Based on analysis of a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, J.P. Morgan establishes the desired dollar weighted average maturity for each fund within the permissible 90-day range. Controlling weighted average maturity allows the funds to manage risk, since securities with shorter maturities are typically less sensitive to interest rate shifts than those with longer maturities.

Sector allocation Analysis of the yields available in different sectors of the short-term debt market allows J.P. Morgan to adjust each fund's sector allocation, with the goal of enhancing current income while also maintaining diversification across permissible sectors.

Security selection Based on the results of the firm's credit research and each fund's maturity determination and sector allocation, the portfolio managers and dedicated fixed-income traders make buy and sell decisions according to each fund's goal and strategy.


[GRAPHIC OMITTED]
J.P. Morgan uses a disciplined process to control each fund's sensitivity to interest rates

[GRAPHIC OMITTED]
The funds invest across different sectors for diversification and to take advantage of yield spreads

[GRAPHIC OMITTED]
Each fund selects its securities as described earlier in this prospectus

                                            MONEY MARKET MANAGEMENT APPROACH | 8

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.


INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.


INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o  Mail in your application, making your initial investment as shown below.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

By wire

o  Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


   State Street Bank & Trust Company
   Routing number: 011000028
   Credit: J.P. Morgan Funds
   Account number: 9904-226-9


   FFC: your account number, name of registered owner(s) and fund name

   By check

o  Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with your completed application to the Transfer Agent. By exchange

o  Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

   By check

o  Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

   By exchange

o Call the Shareholder Services Agent to effect an exchange.

9 | YOUR INVESTMENT

SELLING SHARES

  By phone-- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

   By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

   In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o  Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o  Mail the letter to the Shareholder Services Agent.

   By exchange

o  Call the Shareholder Services Agent to effect an exchange.

   Redemption in kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that, for tax purposes, an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days are the same as those of the New York Stock Exchange. The funds calculate their net asset value per share (NAV) every business day at 4:00 p.m. (5:00 p.m. for Prime Money Market Fund) eastern time.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Purchase and redemption orders for each fund must be received by the times indicated in the table below:

Fund                                                 Cut-off Time
Prime Money Market                                   5:00 p.m.
Federal Money Market                                 2:00 p.m.
Tax Exempt Money Market                              12:00 noon

For the purchase to be effective and dividends to be earned on the same day, immediately available funds must be received by 4:00 p.m. (5:00 p.m. for Prime Money Market Fund) eastern time on a fund business day. A fund has the

Transfer Agent                           Shareholder Services Agent
State Street Bank and Trust Company      J.P. Morgan Funds Services
P.O. Box 8411                            522 Fifth Avenue
Boston, MA  02266-8411                   New York, NY 10036
Attention: J.P. Morgan Funds Services    1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                            YOUR INVESTMENT | 10
right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment.

Redemption orders for each fund received by the respective cut-off times will be paid in immediately available funds, normally on the same day, according to instructions on file. In-kind redemptions (described on page 10) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Substantially all income dividends are declared daily and paid monthly. If all of an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the funds earn dividends on the business day their purchase is effective, but not on the business day their redemption is effective.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. The transactions below typically create the following tax liabilities:

----------------------------------------------------------------------
Transaction                                       Tax status
----------------------------------------------------------------------
Income dividends from Prime                       Ordinary income
----------------------------------------------------------------------
Money Market and Federal
Money Market Funds
----------------------------------------------------------------------
Income dividends from Tax                         Exempt from federal
                                                  income taxes
----------------------------------------------------------------------
Exempt Money Market Fund
----------------------------------------------------------------------
Short-term capital gains                          Ordinary income
distributions
----------------------------------------------------------------------

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

11 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE

As noted earlier, each fund is a series of J.P. Morgan Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether the feeder fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus and their corresponding master portfolios are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                             0.20% of the first $1 billion of
                                              each master portfolio's average
                                              net assets plus 0.10% over
                                              $1 billion
--------------------------------------------------------------------------------
Administrative services                       Master portfolio's and fund's pro-
(fee shared with Funds                        rata portions of 0.09% of the
Distributor, Inc.)                            first $7 billion of average net
                                              assets in J.P. Morgan-advised
                                              portfolios, plus 0.04% over
                                              $7 billion
--------------------------------------------------------------------------------
Shareholder services                          0.25% of each fund's average
   net assets
--------------------------------------------------------------------------------

J.P. Morgan may also pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.

                                                               FUND DETAILS | 12

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except when noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.

------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN PRIME MONEY MARKET FUND

Per-share data    For fiscal years ended
------------------------------------------------------------------------------------------------------------------------------------
                                                              11/30/95    11/30/96     11/30/97   11/30/98      11/30/99

------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                       0.0557      0.0509       0.0524      0.0528       0.0478
Net realized gain (loss)
on investment ($)                                               0.0005      0.0001      (0.0000)(1) (0.0000)(1)  (0.0000)(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            0.0562      0.0510       0.0524      0.0528       0.0478
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
Net investment income ($)                                      (0.0557)    (0.0509)     (0.0524)    (0.0528)     (0.0478)
Net realized gain ($)                                               --     (0.0005)     (0.0003)         --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                        (0.0557)    (0.0514)     (0.0527)    (0.0528)     (0.0478)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                5.71        5.27         5.40        5.40         4.88
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ millions)                           2,153       2,155        2,318       2,806        2,885
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net Expenses (%)                                             0.41        0.40         0.38        0.40         0.45
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                    5.56        5.09         5.25        5.27         4.78
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                           0.41        0.40         0.38        0.40         0.45
------------------------------------------------------------------------------------------------------------------------------------

(1) Less than $0.0001.


13 | FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN FEDERAL MONEY MARKET FUND

Per-share data    For fiscal years ended
                                                              10/31/95    10/31/96     10/31/97    10/31/98     10/31/99

------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                        0.0536      0.0489       0.0501      0.0513       0.0456
Net realized gain (loss)
on investment ($)                                                0.0004      0.0006       0.0001     (0.0000)(1)  (0.0000)(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                             0.0540      0.0495       0.0502      0.0513       0.0456
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
Net investment income ($)                                       (0.0536)    (0.0489)     (0.0501)    (0.0513)     (0.0456)
Net realized gain ($)                                                --     (0.0003)     (0.0005)    (0.0000)(1)  (0.0000)(1)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                         (0.0536)    (0.0492)     (0.0506)    (0.0513)     (0.0456)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                 1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                 5.49        5.03         5.17        5.25         4.66
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                         171,120     185,424      239,074     462,885      869,738
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                              0.40        0.40         0.40        0.43         0.48
   Net investment income (%)                                     5.36        4.89         5.00        5.11         4.57
   Expenses without reimbursement (%)                            0.55        0.53         0.52        0.51         0.50
------------------------------------------------------------------------------------------------------------------------------------

(1) Less than $0.0001.

------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN TAX EXEMPT MONEY MARKET FUND

Per-share data    For fiscal periods ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the three
                                                                                                                      months ended
                                                          8/31/95      8/31/96     8/31/97      8/31/98     8/31/99   Nov. 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                    1.00        1.00         1.00        1.00         1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                   0.0336      0.0318       0.0314      0.0318       0.0272      0.0075
Net realized gain (loss) on investment ($)                 (0.0002)    (0.0000)(1)  (0.0000)(1) (0.0000)(1)  (0.0000)(1) (0.0000)(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                        0.0334      0.0318       0.0314      0.0318       0.0272      0.0075
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
Net investment income ($)                                  (0.0336)    (0.0318)     (0.0314)    (0.0318)     (0.0272)    (0.0075)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                          1.00        1.00         1.00        1.00         1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                            3.41        3.23         3.18        3.23         2.75        0.75(2)
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       985       1,050        1,104       1,240        1,637       1,603
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                            0.51        0.48         0.46        0.43         0.50        0.50(3)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                   3.35        3.17         3.13        3.18         2.70        2.99(3)
------------------------------------------------------------------------------------------------------------------------------------

(1)  Less than $0.0001.
(2)  Not annualized.
(3)  Annualized.


                                                               FUND DETAILS | 14

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Prime Money Market Fund ............................   811-07340 and
                                                                       033-54632

J.P. Morgan Federal Money Market Fund ..........................   811-07340 and
                                                                       033-54632

J.P. Morgan Tax Exempt Money Market Fund .......................   811-07340 and


J.P. MORGAN FUNDS AND
THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                          Distributor
J.P. Morgan Investment Management, Inc.          Funds Distributor, Inc.
522 Fifth Avenue                                 60 State Street
New York, NY 10036                               Boston, MA 02109
1-800-521-5411                                   1-800-221-7930

-------------------------------------------------------------------------------
                                                   MARCH 1, 2000  |  PROSPECTUS
-------------------------------------------------------------------------------
J.P. MORGAN INTERNATIONAL EQUITY FUNDS


International Equity Fund
European Equity Fund
International Opportunities Fund
Emerging Markets Equity Fund

                                       ----------------------------------------
                                       Seeking high total return primarily from stocks outside the United States

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                 JPMorgan

-------------------------------------------------------------------------------

CONTENTS
-------------------------------------------------------------------------------
 1 | Each fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN INTERNATIONAL EQUITY FUNDS
J.P. Morgan International Equity Fund .....................................  1
J.P. Morgan European Equity Fund ..........................................  3
J.P. Morgan International Opportunities Fund ..............................  5
J.P. Morgan Emerging Markets Equity Fund ..................................  7

 9 | Principles and techniques common to the funds in this prospectus

INTERNATIONAL EQUITY MANAGEMENT APPROACH
J.P. Morgan ...............................................................  9
J.P. Morgan international equity funds ....................................  9
The spectrum of international equity funds ................................  9
Who may want to invest ....................................................  9
International equity investment process ................................... 10

11 | Investing in the J.P. Morgan International Equity Funds

YOUR INVESTMENT
Investing through a financial professional ................................ 11
Investing through an employer-sponsored retirement plan ................... 11
Investing through an IRA or rollover IRA .................................. 11
Investing directly ........................................................ 11
Opening your account ...................................................... 11
Adding to your account .................................................... 11
Selling shares ............................................................ 12
Account and transaction policies .......................................... 12
Dividends and distributions ............................................... 13
Tax considerations ........................................................ 13

14 | More about risk and the funds' business operations

FUND DETAILS
Master/Feeder structure ................................................... 14
Management and administration ............................................. 14
Risk and reward elements .................................................. 15
Financial highlights ...................................................... 17

FOR MORE INFORMATION .............................................. back cover

J.P. MORGAN INTERNATIONAL
EQUITY FUND                                              | TICKER SYMBOL: PPIEX
--------------------------------------------------------------------------------
(GRAPHIC OMITTED)
RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 15-16.


(GRAPHIC OMITTED)
GOAL
The fund's goal is to provide high total return from a portfolio of foreign company equity securities. This goal can be changed without shareholder approval.


(GRAPHIC OMITTED)
INVESTMENT APPROACH
Principal Strategies
The fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the fund's benchmark. The fund typically does not invest in U.S. companies.

The fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund makes its currency management decisions as described on pages 10 and 15.


PRINCIPAL RISKS
The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.


In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN FUNDS
(J.P. MORGAN INTERNATIONAL EQUITY FUND)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $349 billion, including approximately $10.9 billion using similar strategies as the fund.


The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April of 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goals.

o The fund does not represent a complete investment program.


1 | J.P. MORGAN INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan International Equity Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 9 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one and five years and life of the fund compare to those of the EAFE Index. This is an unmanaged index used to track the average performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
      1991    1992    1993    1994    1995    1996    1997     1998    1999

40%


                                                                       29.92
                     24.37
20%
                                                              13.48
      10.58
                              5.65    7.59    8.41
0%                                                   1.17
--------------------------------------------------------------------------------

(20%)       (10.77)



[ ]  J.P. Morgan International Equity Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 20.23% (for the quarter ended 12/31/98); and the lowest quarterly return was -18.05% (for the quarter ended 9/30/98).


Average annual total return (%)     Shows performance over time, for periods ended December 31, 1999(2)
-------------------------------------------------------------------------------------------------------
                                                            Past 1 yr.  Past 5 yrs.  Life of fund
J.P. Morgan International Equity Fund (after expenses)         29.92       11.71         7.76
-------------------------------------------------------------------------------------------------------
EAFE Index (no expenses)                                       26.96       12.83         8.68
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                            0.60
Marketing (12b-1) fees                                                     none
Other expenses                                                             0.61
--------------------------------------------------------------------------------
Total annual fund operating expenses                                       1.21
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                          1 yr.        3 yrs.      5 yrs.      10 yrs.
Your cost($)              123           384         665        1,466
--------------------------------------------------------------------------------


(1)  The fund's fiscal year end is 10/31.

(2) The fund commenced operations on 6/1/90 and performance is calculated as of 6/30/90.


(3) The fund has a master/feeder structure as described on page 14. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.


                                       J.P. MORGAN INTERNATIONAL EQUITY FUND | 2

J.P. MORGAN EUROPEAN EQUITY FUND                            |
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 15-16.


[GRAPHIC OMITTED]
GOAL
The fund's goal is to provide high total return from a portfolio of European company equity securities. This goal can be changed without shareholder approval.


[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies
The fund invests primarily in equity securities from the 14 countries included in the Morgan Stanley Capital International (MSCI) Europe Index, which is the fund's benchmark. The fund typically does not invest in U.S. companies.
The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund generally keeps its industry weightings similar to those of the MSCI Europe Index, although it does not seek to mirror the index in its choice of individual securities. The fund makes its country allocation and currency management decisions as described on pages 10 and 15.

PRINCIPAL RISKS
The value of your investment in the fund will fluctuate in response to movements in European stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.


In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

By emphasizing undervalued stocks, the fund has the potential to outperform the MSCI Europe Index. At the same time, the fund seeks to limit its volatility to that of the index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN FUNDS
(J.P. MORGAN EUROPEAN EQUITY FUND)



PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $3.5 billion using similar strategies as the fund.


The portfolio management team is led by Paul A. Quinsee, managing director, who has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since February of 1998. Mr. Emmett has been at J.P. Morgan since August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goals.

o    The fund does not represent a complete investment program.

J.P. Morgan European Equity Fund

3 | J.P. MORGAN EUROPEAN EQUITY FUND

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan European Equity Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 3 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the MSCI Europe Index. This is an unmanaged index comprised of more than 600 companies in 14 European countries.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)   Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                          1997        1998        1999


40%
                                          22.10
20%                                                   19.70       20.27


0%
--------------------------------------------------------------------------------


[ ] J.P. MORGAN EUROPEAN EQUITY FUND


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 18.61% (for the quarter ended 12/31/99); and the lowest quarterly return was -18.16% (for the quarter ended 9/30/98).


Average annual total return (%)   Shows performance over time, for periods ended December 31, 1999(2)
-----------------------------------------------------------------------------------------------------
                                                             Past 1 yr.       Life of fund

J.P. Morgan European Equity Fund (after expenses)              20.27              20.69
-----------------------------------------------------------------------------------------------------
MSCI Europe Index (no expenses)                                15.89              22.53
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.65
Marketing (12b-1) fees                                                      none
Other expenses                                                              1.73
--------------------------------------------------------------------------------
Total operating expenses                                                    2.38

Fee waiver and expense
reimbursement(4)                                                            0.88
--------------------------------------------------------------------------------
Net expenses(4)                                                             1.50
--------------------------------------------------------------------------------

Expense example(4)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                                            1 yr.    3 yrs.    5 yrs.    10 yrs.
Your cost($)                                 153       658     1,191      2,649
--------------------------------------------------------------------------------


(1) The fund's fiscal year end is 11/30. Prior to 1998, the fund's fiscal year end was 12/31.

(2) The fund commenced operations on 5/13/96. For the period 2/29/96 through 5/31/96 returns reflect performance of J.P. Morgan Institutional European Equity Fund (a separate feeder fund investing in the same master portfolio) which commenced operation on 2/29/96. These returns reflect lower operating expenses than those of the fund. Therefore, these returns may be higher than the fund's would have been had it existed during the same period.


(3) The fund has a master/feeder structure as described on page 14. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.

(4) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses exceed 1.50% (excluding extraordinary expenses) of the fund's average daily net assets through 2/28/01. Actual net expenses for the fiscal year ended 12/31/99 were 1.48% of the fund's average daily net assets.


                                            J.P. MORGAN EUROPEAN EQUITY FUND | 4

J.P. MORGAN INTERNATIONAL
OPPORTUNITIES FUND                                        | TICKER SYMBOL: PPIOX
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 15-16.


[GRAPHIC OMITTED]
GOAL
The fund's goal is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. This goal can be changed without shareholder approval.


[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies
The fund's assets are invested primarily in companies from developed markets other than the U.S. The fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. While the fund generally follows the process described on page 10, its country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the fund's benchmark. The fund makes its currency management decisions as described on pages 10 and 15.

PRINCIPAL RISKS
The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.


In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. These risks are higher in emerging markets. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. However, the fund does not typically use this strategy for its emerging markets currency exposure. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN FUNDS
(J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including approximately $3.6 billion using similar strategies as the fund.


The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, vice president, who has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goals.

o    The fund does not represent a complete investment program.

5 | J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan International Opportunities Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 2 calendar years.

The table indicates some of the risks by showing how the fund's average annual return for the past one year and life of fund compare to that of the MSCI All Country World Index Free (ex.-U.S.). This is an unmanaged index that measures developed and emerging foreign stock market performance.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)       Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                                     1998       1999


40%                                                            40.05


20%

0%                                                   3.47
--------------------------------------------------------------------------------

[ ] J.P. Morgan International Opportunities Fund

For the period covered by this total return chart, the fund's highest quarterly return was 21.81% (for the quarter ended 12/31/98); and the lowest quarterly return was -21.38% (for the quarter ended 9/30/98).


Average annual total return (%)    Shows performance over time, for period ended December 31, 1999(2)
-----------------------------------------------------------------------------------------------------
                                                               Past 1 yr.          Life of fund
J.P. Morgan International Opportunities Fund (after expenses)    40.05                 14.75
-----------------------------------------------------------------------------------------------------
MSCI All Country World Index Free (ex-U.S.) (no expenses)        30.91                 15.87
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------
Management fees                                                 0.60
Marketing (12b-1) fees                                          none

Other expenses                                                  0.64
--------------------------------------------------------------------
Total annual fund
operating expenses                                              1.24
--------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                                            1 yr.    3 yrs.    5 yrs.    10 yrs.
Your cost($)                                 126       393       681      1,500
--------------------------------------------------------------------------------


(1)  The fund's fiscal year end is 11/30.

(2) The fund commenced operations on 2/26/97 and performance is calculated as of 2/28/97.


(3) The fund has a master/feeder structure as described on page 14. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.


                                J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND | 6

J.P. MORGAN EMERGING
MARKETS EQUITY FUND                |  TICKER SYMBOL: PPEEX
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 15-16.


[GRAPHIC OMITTED]
GOAL
The fund's goal is to provide high total return from a portfolio of equity securities from emerging markets issuers. This goal can be changed without shareholder approval.


[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies
The fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The fund makes its country allocation decisions as described on page 10 and may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

PRINCIPAL RISKS
The value of your investment in the fund will fluctuate in response to move-ments in international stock and bond markets, interest rates and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's country allocation and stock picking decisions.


In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Because emerging markets carry higher risks than developed markets, the fund's performance is likely to be more volatile than that of many other international equity funds. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. Foreign securities are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

By emphasizing undervalued stocks, the fund has the potential to produce returns that exceed those of the fund's benchmark. At the same time, the fund seeks to limit its volatility to that of the benchmark.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN FUNDS
(J.P. MORGAN EMERGING MARKETS EQUITY FUND)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $6.1 billion using similar strategies as the fund.

The management team is led by Douglas Dooley, managing director, who has been at J.P. Morgan since 1979 and Satyen Mehta, vice president, who has been at J.P. Morgan since 1984, both of whom have been on the team since the fund's inception.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goals.

o    The fund does not represent a complete investment program.

7 | J.P. Morgan Emerging MArkets Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)


The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Emerging Markets Equity Fund. The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 6 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one and five years and life of the fund compare to those of the MSCI Emerging Markets Free Index. This is a widely recognized, unmanaged index of emerging markets stocks used as a measure of overall emerging market equity performance.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return(%)               Shows changes in returns by calendar year(1)
---------------------------------------------------------------------------------------
                    1994         1995        1996         1997        1998         1999

60%
                                                                                  59.10
50%


40%

30%

20%

10%
                                             8.50
0%
---------------------------------------------------------------------------------------
                  (7.58)                                (7.63)
(10%)
                              (10.03)
(20%)

(30%)
                                                                   (30.79)
(40%)

(50%)


[ ]  J.P. Morgan Emerging Markets Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 25.83% (for the quarter ended 12/31/99); and the lowest quarterly return was -23.69% (for the quarter ended 6/30/98).



Average annual total return(%)             Shows performance over time, for periods ended December 31, 1999(2)
--------------------------------------------------------------------------------------------------------------
                                                                         Past 1 yr. Past 5 yrs.  Life of fund
J.P. Morgan Emerging Markets Equity Fund (after expenses)                  59.10       (0.14)        1.28
--------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Equity Free (no expenses)                            66.41        0.86         3.57
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investor Expenses
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------
Management fees                                                 1.00

Marketing (12b-1) fees                                          none

Other expenses                                                  0.87
--------------------------------------------------------------------
Total operating expenses                                        1.87
Fee waiver and expense
reimbursement(4)                                                0.12
Net expenses(4)                                                 1.75
--------------------------------------------------------------------

Expense example(4)
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                      1 yr.       3 yrs.      5 yrs.     10 yrs.
Your cost($)                           178         576        1,000       2,181
--------------------------------------------------------------------------------

(1)  The fund's fiscal year end is 10/31.
(2) The fund commenced operations on 11/15/93 and performance calculated as of 11/30/93.
(3) The fund has a master/feeder structure as described on page 14. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.
(4) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses exceed 1.75% (excluding extraordinary expenses) of the fund's average daily net assets through 2/28/01. .


J.P. MORGAN EMERGING MARKETS EQUITY FUND | 8

INTERNATIONAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------


J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has more than $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INTERNATIONAL EQUITY FUNDS
These funds invest primarily in stocks and other equity securities of companies outside the U.S. through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical U.S. stock fund.

THE SPECTRUM OF INTERNATIONAL EQUITY FUNDS
The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o    the parts of the world in which they invest

o    how closely they follow the weightings of their benchmarks

o    how many securities they typically maintain in their portfolios

o    the relative weighting of stocks in developed vs. emerging markets

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each international equity fund were described on the preceding pages.

--------------------------------------------------------------------------------
Who May Want to Invest

The funds are designed for investors who:

o    are pursuing a long-term goal

o want to add a non-U.S. investment with growth potential to further diversify a portfolio

o want funds that seek to consistently outperform the markets in which they invest

The funds are not designed for investors who:

o    are uncomfortable with the risks of international investing

o    are looking for a less aggressive stock investment

o    require regular income or stability of principal

o    are pursuing a short-term goal or investing emergency reserves


-------------------------
Potential risk and return
-------------------------

The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.

                                       o    Emerging Markets Equity Fund


                               o    European Equity Fund


Return

                                         International
                            o         Opportunities Fund




               o  International Equity Fund

        --------------------------------------------------------------------
                                      Risk

9 | INTERNATIONAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY INVESTMENT PROCESS

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on allocating assets by country, selecting stocks and managing currency exposure. The funds largely avoid using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, J.P. Morgan seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, J.P. Morgan develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions:

[GRAPHIC OMITTED]
J.P. Morgan uses top-down analysis
    in determining which countries
                      to emphasize

Country allocation J.P. Morgan takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for each fund. Country allocation may vary either significantly or moderately from the benchmark, depending on the fund. J.P. Morgan considers the developed countries of Europe, excluding the U.K., as a whole while monitoring the fund's exposure to any one country.

[GRAPHIC OMITTED]
Stocks in each industry are ranked
     with the help of models, then
           selected for investment

Stock selection Various models are used to quantify J.P. Morgan's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. Each fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

o catalysts that could trigger a change in a stock's price

o potential reward compared to potential risk

o temporary mispricings caused by market overreactions

[GRAPHIC OMITTED]
In some funds, J.P. Morgan may adjust
  currency exposure to seek to manage
            risks and enhance returns

Currency management The funds have access to J.P. Morgan's currency specialists in determining the extent and nature of each fund's exposure to various foreign currencies. (The Emerging Markets Equity fund typically maintains full currency exposure to those markets in which it invests.)



                                   INTERNATIONAL EQUITY MANAGEMENT APPROACH | 10

YOUR INVESTMENT
--------------------------------------------------------------------------------
For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call
     1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company
Routing number: 011-000-028
Credit: J.P. Morgan Funds
Account number: 9904-226-9
FFC: your account number, name of registered owner(s) and fund name

     By check

o    Make out a check for the investment amount payable to J.P. Morgan Funds.

o    Mail the check with your completed application to the Transfer Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o    Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

11 | YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipients name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

     Redemption in kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that, for tax purposes, an exchange is considered a sale. A fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, (e.g., when an event occurs after the close of trading that would materially impact a security's value) the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.



--------------------------------------------------------------------------------
Transfer Agent                             Shareholder Services Agent
State Street Bank and Trust Company        J.P. Morgan Funds Services
P.O. Box 8411                              522 Fifth Avenue
Boston, MA 02266-8411                      New York, NY 10036
Attention: J.P. Morgan Funds Services      1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                            YOUR INVESTMENT | 12

--------------------------------------------------------------------------------
Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 12) will be available as promptly as is feasible.


When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
Each fund typically pays income dividends and makes capital gains distributions, if any, once a year. A fund may declare an additional income dividend in a given year, depending on its tax situation. However, a fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the fund's net investment income and realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

--------------------------------------------------------------------------------
TAX CONSIDERATIONS
In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                                |      Tax status
--------------------------------------------------------------------------------
Income dividends                                  Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                          Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                           Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares                      Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares                      Gains are treated as ordinary
owned for one year or less                        income; losses are subject
                                                  to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

13 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------
MASTER/FEEDER STRUCTURE
As noted earlier, each fund is a series of J.P. Morgan Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.


Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether the feeder fund should hire its own investment adviser, invest in a different master portfolio, or take other action.


MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus, their corresponding master portfolios and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                         Percentage of the master
                                          portfolio's average net assets
--------------------------------------------------------------------------------
International Equity                      0.60%
European Equity                           0.65%
International Opportunities               0.60%
Emerging Markets Equity                   1.00%
--------------------------------------------------------------------------------
Administrative services                   Master portfolio's and fund's pro-rata
(fee shared with Funds                    portions of 0.09% of the first $7
Distributor, Inc.)                        billion of average net assets in J.P.
                                          Morgan-advised portfolios, plus 0.04%
                                          of average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                      0.25% of the fund's average
                                          net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.

                                                               FUND DETAILS | 14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                                Potential rewards                        Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Foreign and other market conditions
o  Each fund's share price and                 o  Stocks have generally outperformed    o    Under normal circumstances the
   performance will fluctuate in                  more stable invest- ments (such as         funds plan to remain fully
   response to stock and bond market              bonds and cash equivalents) over           invested, with at least 65% in
   movements                                      the long term                              stocks; stock investments may
                                                                                             include convertible securities,
o  The value of most bonds will fall           o  Foreign investments, which                 preferred stocks, depository
   when interest rates rise; the                  represent a major portion of the           receipts (such as ADRs and EDRs),
   longer a bond's maturity and the               world's securities, offer                  trust or partnership interests,
   lower its credit quality, the more             attractive potential performance           warrants, rights, and investment
   its value typically falls                      and opportunities for                      company securities
                                                  diversification
o  A fund could lose money because of                                                   o    The funds seek to limit risk and
   foreign government actions,                 o  Most bonds will rise in value when         enhance performance through active
   political instability, or lack of              interest rates fall                        management, country allocation and
   adequate and/or accurate                                                                  diversification
   information                                 o  Foreign bonds, which represent a
                                                  major portion of the world's fixed    o    During severe market downturns, the
o  Investment risks tend to be higher             income securities, offer attractive        funds have the option of investing
   in emerging markets. These markets             potential performance and                  up to 100% of assets in
   also present higher liquidity and              opportunities for diversification          investment-grade short-term
   valuation risks                                                                           securities
                                               o  Emerging markets can offer higher
o  Adverse market conditions may from             returns                               o    The Emerging Markets Equity Fund
   time to time cause the fund to take                                                       will invest up to 20% of assets in
   temporary defensive positions that                                                        debt securities when J.P. Morgan
   are inconsistent with its principal                                                       believes the potential total return
   investment strategies and may                                                             exceeds potential total return in
   hinder the fund from achieving its                                                        emerging markets equity securities
   investment objective
------------------------------------------------------------------------------------------------------------------------------------
Management choices

o  A fund could underperform its               o  A fund could outperform its           o    J.P. Morgan focuses its active
   benchmark due to its securities                benchmark due to these same                management on securities selection,
   choices and other management                   choices                                    the area where it believes its
   decisions                                                                                 commitment to research can most
                                                                                             enhance returns
------------------------------------------------------------------------------------------------------------------------------------
Foreign currencies

o  Currency exchange rate movements            o  Favorable exchange rate movements     o    Except as noted earlier in this
   could reduce gains or create losses            could generate gains or reduce             prospectus, each fund manages the
                                                  losses                                     currency exposure of its foreign
o  Currency risks tend to be higher in                                                       investments relative to its
   emerging markets                                                                          benchmark and may hedge a portion
                                                                                             of its foreign currency exposure
                                                                                             into the U.S. dollar from time to
                                                                                             time. (see also "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
When-issued and delayed
delivery securities

o  When a fund buys securities before          o  A fund can take advantage of          o    Each fund uses segregated accounts
   issue or for delayed delivery, it              attractive transaction                     to offset leverage risk
   could be exposed to leverage risk              opportunities
   if it does not use segregated
   accounts
------------------------------------------------------------------------------------------------------------------------------------


15 | FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                                Potential rewards                           Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Derivatives

o  Derivatives such as futures,                o  Hedges that correlate well with          o  The funds use derivatives, such as
   options, swaps, and forward foreign            underlying positions can reduce or          futures, options, swaps, and forward
   currency contracts (1) that are                eliminate losses at low cost                foreign currency contracts, for
   used for hedging the portfolio or                                                          hedging and for risk management
   specific securities may not fully           o  A fund could make money and protect         (i.e., to establish or adjust
   offset the underlying positions and            against losses if the investment            exposure to particular securities,
   this could result in losses to the             analysis proves correct                     markets or currencies); risk
   fund that would not have otherwise                                                         management may include management of
   occurred                                    o  Derivatives that involve leverage           a fund's exposure relative to its
                                                  could generate substantial gains at         benchmark
o  Derivatives used for risk management           low cost
   may not have the intended effects and                                                   o  The funds only establish hedges that
   may result in losses or missed                                                             they expect will be highly correlated
   opportunities                                                                              with underlying positions

o  The counterparty to a derivatives                                                       o  While the funds may use derivatives
   contract could default                                                                     that incidentally involve leverage,
                                                                                              they do not use them for the specific
o  Derivatives that involve leverage                                                          purposes of leveraging their
   could magnify losses                                                                       portfolios

o  Certain types of derivatives involve
   costs to a fund which can reduce
   returns
------------------------------------------------------------------------------------------------------------------------------------
Securities lending

o  When a fund lends a security, there         o  A fund may enhance income through the    o  J.P. Morgan maintains a list of
   is a risk that the loaned securities           investment of the collateral received       approved borrowers
   may not be returned if the borrower            from the borrower
   defaults                                                                                o  The fund receives collateral equal to
                                                                                              at least 100% of the current value of
o  The collateral will be subject to the                                                      securities loaned
   risks of the securities in which it
   is invested                                                                             o  The lending agents indemnify a fund
                                                                                              against borrower default

                                                                                           o  J.P. Morgan's collateral investment
                                                                                              guidelines limit the quality and
                                                                                              duration of collateral investment to
                                                                                              minimize losses

                                                                                           o  Upon recall, the borrower must return
                                                                                              the securities loaned within the
                                                                                              normal settlement period

------------------------------------------------------------------------------------------------------------------------------------
Illiquid holdings

o  A fund could have difficulty valuing        o  These holdings may offer more            o  No fund may invest more than 15% of
   these holdings precisely                       attractive yields or potential growth       net assets in illiquid holdings
                                                  than comparable widely traded
o  A fund could be unable to sell these           securities                               o  To maintain adequate liquidity,
   holdings at the time or price it                                                           each fund may hold investment-grade
   desired                                                                                    short-term securities (including
                                                                                              repurchase agreements and reverse
                                                                                              repurchase agreements) and, for
                                                                                              temporary or extraordinary
                                                                                              purposes, may borrow from banks up
                                                                                              to 331/3% of the value of its total
                                                                                              assets
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading


o  Increased trading could raise a             o  A fund could realize gains in a short    o  The funds generally avoid
   fund's brokerage and related costs             period of time                              short-term trading, except to take
                                                                                              advantage of attractive or
o  Increased short-term capital gains          o  A fund could protect against losses         unexpected opportunities or to meet
   distributions could raise                      if a stock is overvalued and its            demands generated by shareholder
   shareholders' income tax liability             value later falls                           activity. The turnover rate for
                                                                                              each fund for its most recent
                                                                                              fiscal year end is as follows:
                                                                                              International Equity (70%);
                                                                                              European Equity (68%);
                                                                                              International Opportunities (80%);
                                                                                              and Emerging Markets Equity (87%).
------------------------------------------------------------------------------------------------------------------------------------


-------------------
(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                               FUND DETAILS | 16

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the representative fund's annual report, which are available upon request.

----------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INTERNATIONAL EQUITY FUND

Per-share data                                                             For fiscal years ended October 31
----------------------------------------------------------------------------------------------------------------------
                                                                1995        1996         1997        1998         1999

Net asset value, beginning of year ($)                         11.50       10.68        11.38       10.97        10.56
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                    0.09         0.12         0.15        0.34         0.16
  Net realized and unrealized gain (loss)
  on investment and foreign currency transactions
  and translations($)                                         (0.42)        1.16         0.23        0.14         2.30
----------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                          (0.33)        1.28         0.38        0.48         2.46
----------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                       --      (0.24)       (0.25)      (0.42)       (0.31)
  Net realized gain ($)                                       (0.49)      (0.34)       (0.54)      (0.47)       (0.30)
----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                       (0.49)      (0.58)       (0.79)      (0.89)       (0.61)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                              10.68       11.38        10.97       10.56        12.41
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total return (%)                                              (2.71)       12.31         3.46        4.87        24.41
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                       185,541      200,720      146,659      76,472       64,860
----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                             1.28         1.14         1.12        1.17         1.21
----------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                    0.80         1.00         1.11        0.73         0.55
----------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                           1.28         1.14         1.12        1.17         1.21
----------------------------------------------------------------------------------------------------------------------
Interest expense (%)                                             --           --           --        0.01           --
----------------------------------------------------------------------------------------------------------------------


17 | J.P. MORGAN INTERNATIONAL EQUITY FUNDS

-----------------------------------------------------------------------------------------------------------------------
J.P MORGAN EUROPEAN EQUITY FUND


Per-share data                                                              For fiscal periods ended
-----------------------------------------------------------------------------------------------------------------------
                                                         12/31/96(1)     12/31/97      For the eleven months   11/30/99
                                                                                        ended 11/30/98
Net asset value, beginning of period ($)                   10.00          11.61                13.35             15.42
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                 0.01           0.10                 0.12              0.17
  Net realized and unrealized gain
  on investment and foreign currency transactions($)        1.60           2.45                 1.95              1.74
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                        1.61           2.55                 2.07              1.91
-----------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                   --          (0.07)                  --             (0.20)
  Net realized gain ($)                                     0.00(2)       (0.74)                  --             (0.01)
  In excess of realized gain ($)                              --             --                   --             (0.06)
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                     0.00(2)       (0.81)                  --             (0.27)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                         11.61          13.35                15.42             17.06
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total return (%)                                           16.10(3)       22.10                15.51(3)          12.61
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                    2,072          4,832               14,902            13,262
-----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net Expenses (%)                                          1.42(4)        1.42                 1.42(4)           1.48
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                 0.29(4)        0.91                 0.91(4)           0.57
-----------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                        2.50(5)        3.78                 2.03              2.38
-----------------------------------------------------------------------------------------------------------------------

-------------
(1)  The fund commenced operations on 5/13/96.
(2)  Less than 0.01.
(3)  Not annualized.
(4)  Annualized.
(5)  After consideration of then applicable state limitations.

-----------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND


Per-share data                                                 For fiscal periods ended November 30
-----------------------------------------------------------------------------------------------------------------------
                                                               1997(1)           1998          1999
Net asset value, beginning of period ($)                        10.00            9.92         10.04
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                      0.06            0.23          0.21
  Net realized and unrealized gain (loss)
  on investment and foreign currency transactions($)            (0.14)          (0.01)         2.93
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            (0.08)           0.22          3.14
-----------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from
  Net investment income ($)                                        --           (0.10)        (0.30)
  Net realized gain ($)                                            --           (0.00)(4)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                            --           (0.10)        (0.30)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                               9.92           10.04         12.88
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total return (%)                                                (0.80)(2)        2.30         32.13
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        62,939          55,050        67,543
-----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net Expenses (%)                                              1.203            1.20          1.18
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                     1.083            0.96          0.47
-----------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement and
  including interest expense (%)                                1.513            1.24          1.24
-----------------------------------------------------------------------------------------------------------------------
  Interest expense (%)                                             --              --          0.01
-----------------------------------------------------------------------------------------------------------------------

(1)  The fund commenced operations on 2/26/97
(2)  Not annualized.
(3)  Annualized.
(4)  Less than 0.01.


                                    J.P. MORGAN INTERNATIONAL EQUITY FUNDS | 18

-----------------------------------------------------------------------------------------------------------------------
J.P. MORGAN EMERGING MARKETS EQUITY FUND


Per-share data                                                          For fiscal years ended October 31
-----------------------------------------------------------------------------------------------------------------------
                                                               1995         1996        1997         1998         1999
Net asset value, beginning of year ($)                         12.43        9.65        10.18        9.78         6.25
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                     0.05        0.08         0.08        0.12(1)      0.08
  Net realized and unrealized gain (loss)
  on investment and foreign currency transactions($)           (2.66)       0.53        (0.42)      (3.57)(1)     1.84
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                           (2.61)       0.61        (0.34)      (3.45)        1.92
-----------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                    (0.03)      (0.08)       (0.06)      (0.08)       (0.31)
  Net realized gain ($)                                        (0.14)         --           --          --           --
  In excess of net investment income ($)                          --          --           --          --        (0.12)
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                        (0.17)      (0.08)       (0.06)      (0.08)       (0.43)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                9.65       10.18         9.78        6.25         7.74
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total return (%)                                              (21.15)       6.31        (3.34)     (35.54)       33.00
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                         49,295      59,107       45,444      23,387       35,786
-----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Expenses (%)                                                  1.80        1.69         1.65        1.76         1.75
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                     0.55        0.68         0.62        1.24         0.73
-----------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                            1.80        1.69         1.65        1.82         1.87
-----------------------------------------------------------------------------------------------------------------------

-------------------
(1)  Based on amounts prior to Statement of Position 93-2 adjustments.




19 | J.P. MORGAN INTERNATIONAL EQUITY FUNDS

-------------------------------------------------------------------------------
FOR MORE INFORMATION

-------------------------------------------------------------------------------
For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about these funds, may be obtained by contacting:

J.P. Morgan Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-521-5411

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan International Equity Fund ......................  811-07340 and 033-54632
J.P. Morgan European Equity Fund ...........................  811-07340 and 033-54632
J.P. Morgan International Opportunities Fund ...............  811-07340 and 033-54632
J.P. Morgan Emerging Markets Equity Fund ...................  811-07340 and 033-54632


J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds                             |

Advisor                                        Distributor
J.P. Morgan Investment Management Inc.         Funds Distributor, Inc.
522 Fifth Avenue                               60 State Street
New York, NY 10036                             Boston, MA 02109
1-800-521-5411                                 1-800-221-7930

                                                                         IMPR12

--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN FIXED INCOME FUNDS

Short Term Bond Fund
Bond Fund
Global Strategic Income Fund
Emerging Markets Debt Fund
Tax Exempt Bond Fund
New York Tax Exempt Bond Fund
California Bond Fund


                                            ------------------------------------
                                            Seeking high total return or current
                                            income by investing primarily in
                                            fixed income securities.


This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

                                                                        JPMorgan

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------


2 | Each fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN FIXED INCOME FUNDS
J.P. Morgan Short Term Bond Fund ..........................................    2
J.P. Morgan Bond Fund .....................................................    4
J.P. Morgan Global Strategic Income Fund ..................................    6
J.P. Morgan Emerging Markets Debt Fund ....................................    8
J.P. Morgan Tax Exempt Bond Fund ..........................................   10
J.P. Morgan New York Tax Exempt Bond Fund .................................   12
J.P. Morgan California Bond Fund ..........................................   14

16 | Principles and techniques common to the funds in this prospectus

FIXED INCOME MANAGEMENT APPROACH
J.P. Morgan ...............................................................   16
J.P. Morgan fixed income funds ............................................   16
The spectrum of fixed income funds ........................................   16
Who may want to invest ....................................................   16
Fixed income investment process ...........................................   17

18 | Investing in the J.P. Morgan Fixed Income funds

YOUR INVESTMENT
Investing through a financial professional ................................   18
Investing through an employer-sponsored retirement plan ...................   18
Investing through an IRA or rollover IRA ..................................   18
Investing directly ........................................................   18
Opening your account ......................................................   18
Adding to your account ....................................................   18
Selling shares ............................................................   19
Account and transaction policies ..........................................   19
Dividends and distributions ...............................................   20
Tax considerations ........................................................   20

21 | More about risk and the funds' business operations

FUND DETAILS
Business structure ........................................................   21
Management and administration .............................................   21
Risk and reward elements ..................................................   22
Investments ...............................................................   24
Financial highlights ......................................................   26

FOR MORE INFORMATION .................................................back cover

J.P. MORGAN SHORT TERM BOND FUND            | TICKER SYMBOL: JPSBX
--------------------------------------------------------------------------------
                                              REGISTRANT: J.P. MORGAN FUNDS
                                              (J.P. MORGAN SHORT TERM BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. For a description of duration, please see fixed income investment process on page 17.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 17.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $53 billion using similar strategies as the fund.


The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, and William G. Tennille, vice president, who joined the team in January of 1994 and has been at J.P. Morgan since 1992.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN SHORT TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Short Term Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 6 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)                                                         Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                1994             1995               1996           1997         1998          1999
20%




                                                                 10.58
10%
                                                                                                                6.84
                                                                                                   6.14
                                                                                    4.94
                                                                                                                              2.81

0%                                              0.11
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan Short Term Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.41% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.54% (for the quarter ended 3/31/94).



Average annual total return            Shows performance over time, for periods ended December 31, 1999
--------------------------------------------------------------------------------------------------------
                                                              Past 1 yr.   Past 5 yrs.   Life of fund(1)
J.P. Morgan Short Term Bond Fund (after expenses)               2.81          6.23           5.06
--------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index (no expenses)             3.06          6.51           5.42
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                            0.25
Marketing (12b-1) fees                                                     none
Other expenses                                                             0.55
--------------------------------------------------------------------------------
Total operating expenses                                                   0.80

Fee waiver and expense
reimbursement(4)                                                           0.20
--------------------------------------------------------------------------------
Net expenses(4)                                                            0.60
--------------------------------------------------------------------------------

Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                1 yr.      3 yrs.      5 yrs.    10 yrs.
Your cost($)                     61         235         425        971
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/8/93 and returns reflect performance of the fund from 7/31/93.

(2)   The fund's fiscal year end is 10/31.


(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.

(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.60% of the fund's average daily net assets through 2/28/01. Actual net expenses for the fiscal year ended 10/31/99 were 0.57% of the fund's average daily net assets.


                                            J.P. MORGAN SHORT TERM BOND FUND | 3

J.P. MORGAN BOND FUND                            | TICKER SYMBOL: PPBDX
--------------------------------------------------------------------------------
                                                   REGISTRANT: J.P. MORGAN FUNDS
                                                   (J.P. MORGAN BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 17.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17.


To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund may use futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund's mortgage-backed investments involve risk of losses due to default or to prepayments that occur earlier or later than expected. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $29 billion using similar strategies as the fund.


The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984, and John Snyder, vice president, who has been at J.P. Morgan since 1993. Mr. Tennille and Ms. Plaehn have been on the team since January of 1994. Mr. Snyder has been a fixed income portfolio manager since joining J.P. Morgan.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

4 | J.P. MORGAN BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (UNAUDITED)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years and compare to those of the Salomon Smith Barney Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)                                                         Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                 1990         1991        1992        1993         1994         1995         1996       1997        1998        1999
20%
                                                                                18.17


                              13.45

10%              10.09
                                                      9.87
                                                                                                        9.13
                                                                                                                    7.36
                                          6.53
                                                                                             3.13
0%----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              (0.73)
                                                                   (2.97)



(10%)

[ ]  J.P. Morgan Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.25% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.39% (for the quarter ended 3/31/94).



Average annual total return (%)                                     Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Past 1 yr.    Past 5 yrs.    Past 10 yrs.(1)
J.P. Morgan Bond Fund (after expenses)                                                    (0.73)         7.23            7.23
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment Grade Bond Index (no expenses)                      (0.83)         7.74            7.65
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.30
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.39
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          0.69
--------------------------------------------------------------------------------


Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                         1 yr.      3 yrs.    5 yrs.      10 yrs.


Your cost($)              70         221       384          859
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. Returns for the period 1/1/90 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor, which commenced operations on 3/11/88.


(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.


                                                       J.P. MORGAN BOND FUND | 5

J.P. MORGAN GLOBAL STRATEGIC
INCOME FUND                         | TICKER SYMBOL: JPGSX
--------------------------------------------------------------------------------
                                      REGISTRANT: J.P. MORGAN FUNDS
                                      (J.P. MORGAN GLOBAL STRATEGIC INCOME FUND)


[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank) that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). For a description of duration, please see fixed income investment process on page 17. At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the process described on page 17, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

Principal Risks

The fund's share price and total return will vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds. The fund may engage in frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

MODEL SECTOR ALLOCATION

                            9% international
                            non-dollar
                            (range 0-25%)

35% public/private                                  13% public/private
         mortgages                                  corporates
    (range 20-45%)                                  (range 5-25%)
                            [PIE CHART]
                                                    16% emerging
27% high yield                                      markets
    corporates                                      (range 0-25%)
(range 17-37%)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $3 billion using similar strategies as the fund.


The portfolio management team is led by Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities. He has been on the team since the fund's inception.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


6 | J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Global Strategic Income Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last 2 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Lehman Brothers Aggregate Bond Index. This is a widely recognized, unmanaged index used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                                                      Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                1998        1999
20%




10%


                                                                                                                2.31
                                                                                                                            2.08
0%
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan Global Strategic Income Fund


For the period covered by this total return chart, the fund's highest quarterly return was 3.04% (for the quarter ended 3/31/98); and the lowest quarterly return was -1.58% (for the quarter ended 9/30/98).



Average annual total return                                         Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Past 1 yr.       Life of fund(1)
J.P. Morgan Global Strategic Income Fund (after expenses)                                     2.08               5.03
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (no expenses)                                           (0.83)              6.49
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.45
Marketing (12b-1) fees                                                      none
Other expenses                                                              1.09
--------------------------------------------------------------------------------
Total operating expenses                                                    1.54

Fee waiver and expense
reimbursement(4)                                                            0.54
--------------------------------------------------------------------------------
Net expenses(4)                                                             1.00
--------------------------------------------------------------------------------

Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                               1 yr.    3 yrs.    5 yrs.    10 yrs.
Your cost($)                    102      433       788       1,789
--------------------------------------------------------------------------------


(1) The fund commenced operations on 11/5/97. For the period 3/31/97 through 11/30/97, returns reflect performance of the J.P. Morgan Institutional Global Strategic Income Fund (a separate feeder fund investing in the same master portfolio). These returns reflect lower operating expenses than those of the fund. Therefore these returns may be higher than the fund's would have been had it existed during the same period.

(2)   The fund's fiscal year end is 10/31.


(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.


(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 1.00% of the fund's average daily net assets through 2/28/01.


                                    J.P. MORGAN GLOBAL STRATEGIC INCOME FUND | 7

J.P. MORGAN EMERGING
MARKETS DEBT FUND                     | TICKER SYMBOL: JEMDX
--------------------------------------------------------------------------------
                                        REGISTRANT: J.P. MORGAN FUNDS
                                        (J.P. MORGAN EMERGING MARKETS DEBT FUND)


[GRAPHIC OMITTED]
RISKS/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APROACH

Principal Strategies

The fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most Western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Plus. For a description of duration, please see fixed income investment process on page 17. The fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories (or are the unrated equivalent).

In addition to the investment process described on page 17, the management team makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

Principal Risks

The fund's share price and total return will vary in response to changes in emerging bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the fund concentrates its investments in a small number of countries. Emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains. Since the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $2.7 million using similar strategies as the fund.

The portfolio management team is led by Michael Cembalest, managing director, who has been at J.P. Morgan from 1988 to January 1998 and since June 1998, and Paul Dickson, vice president, who has been at J.P. Morgan since November 1999. Prior to joining the portfolio management team, Mr. Cembalest was responsible for sovereign debt analysis in the emerging markets group. From January 1998 to June 1998, Mr. Cembalest was a portfolio manager at Morgan Stanley. Previously, Mr. Dickson was the senior emerging markets debt strategist at Lehman Brothers. From 1993 to 1997, Mr. Dickson served as a strategist with Chase Manhattan Bank.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


8 | J.P. MORGAN EMERGING MARKETS DEBT FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Emerging Markets Debt Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last 2 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the Emerging Markets Bond Index Global. This is a broad-based unmanaged index which tracks total return for U.S. dollar denominated emerging markets debt, including Brady bonds, Eurobonds and loans. Previously, the fund's benchmark was the Emerging Markets Bond Index Plus.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                                                      Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998        1999
40%


                                                                                                                      25.97

20%




0%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          (15.93)

(20%)


[ ] J.P. Morgan Emerging Market Debt Fund


For the period covered by this total return chart, the fund's highest quarterly return was 14.16% (for the quarter ended 12/31/99) and the lowest quarterly return was -21.73% (for the quarter ended 9/30/98).



Average annual total return (%)                                      Shows performance over time, for period ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Past 1 yr.     Life of fund(1)
J.P. Morgan Emerging Market Debt Fund (after expenses)                                               25.97            3.46
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond Index Global (no expenses)                                                     24.19            6.41
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond Index Plus (no expenses)                                                       25.98            6.24
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.70
Marketing (12b-1) fees                                                      none
Other expenses                                                              1.81
--------------------------------------------------------------------------------
Total operating expenses                                                    2.51

Fee waiver and expense
reimbursement(4)                                                            1.26
--------------------------------------------------------------------------------
Net expenses(4)                                                             1.25
--------------------------------------------------------------------------------


Expense example(4)
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 8/1/99 through 11/28/00 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                              1 yr.     3 yrs.     5 yrs.     10 yrs.
Your cost($)                   127       661       1,222       2,751
--------------------------------------------------------------------------------

(1) The fund commenced operations on 4/17/97 and returns reflect performance of the fund from 4/30/97.

(2) The fund's fiscal year end is 7/31. Prior to 1999, the fund's fiscal year end was 12/31.

(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.

(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 1.25% of the fund's average daily net assets through 11/28/00.


                                      J.P. MORGAN EMERGING MARKETS DEBT FUND | 9

J.P. MORGAN TAX EXEMPT
BOND FUND                                   | TICKER SYMBOL: PPTBX
--------------------------------------------------------------------------------
                                              REGISTRANT: J.P. MORGAN FUNDS
                                              (J.P. MORGAN TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in high quality municipal securities that it believes have the potential to provide high current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 17.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


10 | J.P. MORGAN TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Exempt Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index, the fund's current benchmark. Since this index has not been in existence during all of the past ten years, the table also shows the performance of the Lehman Quality Intermediate Municipal Bond Index, the fund's previous benchmark. Both are unmanaged indices that measure municipal bond market performance.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)                                                         Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                    1990        1991        1992       1993        1994        1995         1996       1997        1998        1999
20%




                                                                               13.40


                                10.92
10%
                                                       9.58
                                            7.47                                                       7.42
                    6.87
                                                                                                                   5.47

                                                                                            3.54


0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              (0.88)

                                                                   (2.70)





(10%)


[ ]  J.P. Morgan Tax Exempt Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.09% (for the quarter ended 3/31/95); and the lowest quarterly return was -3.08% (for the quarter ended 3/31/94).



Average annual total return (%)                                     Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Past 1 yr.   Past 5 yrs.   Past 10 yrs.(1)
J.P. Morgan Tax Exempt Bond Fund (after expenses)                                         (0.88)        5.69           6.00
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index  (no expenses)                             (0.06)        6.32            N/A
------------------------------------------------------------------------------------------------------------------------------------
Lehman Quality Intermediate Municipal Bond Index (no expenses)                             0.30         6.25           6.60
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.30
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.38
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          0.68
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                       1 yr.    3 yrs.    5 yrs.    10 yrs.
Your cost($)                            69       218       379        847
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/12/93. For the period 1/1/90 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund.

(2) The fund's fiscal year end is 7/31. Prior to 1999, the fund's fiscal year end was 8/31.


(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.


                                           J.P. MORGAN TAX EXEMPT BOND FUND | 11

J.P. MORGAN NEW YORK
TAX EXEMPT BOND FUND               | TICKER SYMBOL: PPNYX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN FUNDS
                                     (J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York state and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


12 | J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan New York Tax Exempt Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 5 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)                                                         Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            1995         1996       1997        1998        1999
20%


                                                                           13.03

10%
                                                                                                    7.41
                                                                                                                5.39
                                                                                         3.96

0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            (0.84)



(10%)


[ ] J.P. Morgan New York Tax Exempt Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.80% (for the quarter ended 3/31/95) and the lowest quarterly return was -1.83% (for the quarter ended 6/30/99).



Average annual total return (%)                                     Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Past 1 yr.       Life of fund(1)
J.P. Morgan New York Tax Exempt Bond Fund (after expenses)                                          (0.84)             5.06
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                                        (0.06)             5.95
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.30
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.48
--------------------------------------------------------------------------------
Total operating expenses                                                    0.78

Fee waiver and expense
reimbursement(4)                                                            0.08
--------------------------------------------------------------------------------
Net expenses(4)                                                             0.70
--------------------------------------------------------------------------------


Expense example(4)
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 8/1/99 through 11/28/00 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                              1 yr.       3 yrs.       5 yrs.       10 yrs.
Your cost($)                   72          241          425           959
--------------------------------------------------------------------------------

(1) The fund commenced operations on 4/11/94 and returns reflect performance of the fund from 4/30/94.


(2) The fund's fiscal year end is 7/31. Prior to 1999, the fund's fiscal year end was 3/31.

(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.


(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.70% of the fund's average daily net assets through 11/28/00.


                                  J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND | 13

J.P. MORGAN CALIFORNIA
BOND FUND                    | TICKER SYMBOL: JPCBX
--------------------------------------------------------------------------------
                               REGISTRANT: J.P. MORGAN SERIES TRUST
                               (J.P. MORGAN CALIFORNIA BOND FUND: SELECT SHARES)


[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in California municipal securities that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


14 | J.P. MORGAN CALIFORNIA BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan California Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 3 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                                                      Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              1997        1998        1999
10%

                                                                                              7.61

                                                                                                          5.48
5%




0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (0.78)



(10%)


[ ] J.P. Morgan California Bond Fund: Select Shares(1) (a separate class of shares)


For the period covered by this total return chart, the fund's highest quarterly return was 3.46% (for the quarter ended 9/30/98) and the lowest quarterly return was -2.02% (for the quarter ended 6/30/99).



Average annual total return (%)                                      Shows performance over time, for period ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Past 1 yr.    Life of fund(1)
J.P. Morgan California Bond Fund: Select Shares (a separate class of shares) (after expenses)          (0.78)           4.04
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                                           (0.06)           4.66
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.30
Marketing (12b-1) fees                                                      none
Other expenses(4)                                                           0.57
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                                       0.87
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                              1 yr.      3 yrs.     5 yrs.       10 yrs.

Your cost($)                   89         278        482          1,073
--------------------------------------------------------------------------------


     (1) The fund commenced operations on 4/21/97 and returns reflect the performance of the fund from 5/1/97 forward. For the period 1/1/97 through 4/30/97, returns reflect the performance of J.P. Morgan California Bond Fund:
Institutional Shares (a separate class of shares). Performance during this period reflects operating expenses which are lower than those of the fund. Accordingly, performance returns for the fund would have been lower if an investment had been made in the fund during the same time period.


(2)   The fund's fiscal year end is 4/30.

(3) This table shows expenses for the past fiscal year before reimbursement, expressed as a percentage of average net assets.

(4) After reimbursement, other expenses and total operating expenses are 0.35% and 0.65%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                                           J.P. MORGAN CALIFORNIA BOND FUND | 15

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN FIXED INCOME FUNDS

These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.

THE SPECTRUM OF FIXED INCOME FUNDS

The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

o the types of securities they hold

o the tax status of the income they offer

o the relative emphasis on current income versus total return

Who May Want to Invest
--------------------------------------------------------------------------------

The funds are designed for investors who:

o     want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o     want an investment that pays monthly dividends

o with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

o with regard to the state-specific funds, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York or California

The funds are not designed for investors who:

o     are investing for aggressive long-term growth

o     require stability of principal

o with regard to the Global Strategic Income or Emerging Markets Debt funds, are not prepared to accept a higher degree of risk than most traditional bond funds

o with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA

Potential risk and return

[The following table was represented as an x-y chart in the printed material.]

Lower Risk, Lower Return (after taxes)
               |
               |                                Short Term Bond Fund
               |
               |                                Bond Fund
               |
               |                                Tax Exempt Bond Fund*
               |
               |                                New York Tax Exempt Bond Fund*
               |                                California Bond Fund*
               |
               |                                Global Strategic Income Fund
               |
               |                                Emerging Markets Debt Fund
               V
Higher Risk, Higher Return (after taxes)

The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.


16 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas, and when consistent with a fund's investment approach, takes positions in many different areas, helping the funds to limit exposure to concentrated sources of risk.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC OMITTED]
The funds invest across a range of
     different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which a fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC OMITTED]
Each fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to each fund's goal and strategy.

 [GRAPHIC OMITTED]
 J.P. Morgan uses a disciplined process
     to control each fund's sensitivity
                      to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. Each fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the funds and make tactical adjustments as necessary.


                                           FIXED INCOME MANAGEMENT APPROACH | 17

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

  By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

  State Street Bank & Trust Company
  Routing number: 011-000-028
  Credit: J.P. Morgan Funds
  Account number: 9904-226-9
  FFC: your account number, name of registered owner(s) and fund name

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with your completed application to the Transfer Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange

o Call the Shareholder Services Agent to effect an exchange.


18 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

  Redemption In Kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------
Transfer Agent                                  Shareholder Services Agent
State Street Bank and Trust Company             J.P. Morgan Funds Services
P.O. Box 8411                                   522 Fifth Avenue
Boston, MA 02266-8411                           New York, NY 10036
Attention: J.P. Morgan Funds Services           1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 19

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
  Transaction                       Tax status

  Income dividends from the         Exempt from federal, state,
  New York Tax Exempt Bond          and New York City personal
  Fund                              income taxes for New York
                                    residents only

  Income dividends from the         Exempt from federal and state
  California Bond Fund              personal income taxes for
                                    California residents only

  Income dividends from the         Exempt from federal personal
  Tax Exempt Bond Fund              income taxes

  Income dividends from             Ordinary income
  all other funds

  Short-term capital gains          Ordinary income
  distributions

  Long-term capital gains           Capital gains
  distributions

  Sales or exchanges of             Capital gains or
  shares owned for more             losses
  than one year

  Sales or exchanges of             Gains are treated as ordinary
  shares owned for one year         income; losses are subject
  or less                           to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


20 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the California Bond Fund) is a series of J.P. Morgan Funds, a Massachusetts business trust, and a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers.

J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

  Advisory services            Percentage of the master
                               portfolio's average net assets

  Short Term Bond                      0.25%

  Bond                                 0.30%

  Global Strategic Income              0.45%

  Emerging Markets Debt                0.70%

  Tax Exempt Bond                      0.30%

  New York Tax Exempt Bond             0.30%

  Administrative services      Master portfolio's and fund's pro-
  (fee shared with Funds       rata portions of 0.09% of the
  Distributor, Inc.)           first $7 billion of average net
                               assets in J.P. Morgan-advised
                               portfolios, plus 0.04% of average
                               net assets over $7 billion

  Shareholder services         0.25% of each fund's average
                               net assets

The California Bond Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:

  Advisory services            0.30% of the fund's average
                               net assets

  Administrative services      Fund's pro-rata portion of
  (fee shared with Funds       0.09% of the first $7 billion of
  Distributor, Inc.)           average net assets in J.P. Morgan-
                               advised portfolios, plus 0.04% of
                               average net assets over $7 billion

  Shareholder services         0.25% of the fund's average
                               net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.



                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

-----------------------------------------------------------------------------------------------------------------------------------
Potential risks                   Potential rewards               Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------------------
Market conditions

o Each fund's share price,        o Bonds have generally          o Under normal circumstances the funds plan to remain fully
  yield, and total return will      outperformed money market       invested in bonds and other fixed income securities as noted in
  fluctuate in response to          investments over the long       the table on pages 24-25
  bond market movements             term, with less risk than
                                    stocks                        o The funds seek to limit risk and enhance total return or yields
o The value of most bonds will                                      through careful management, sector allocation, individual
  fall when interest rates        o Most bonds will rise in         securities selection, and duration management
  rise; the longer a bond's         value when interest rates
  maturity and the lower its        fall                          o During severe market downturns, the funds have the option of
  credit quality, the more its                                      investing up to 100% of assets in investment-grade short-term
  value typically falls           o Mortgage-backed and             securities
                                    asset-backed securities can
o Adverse market conditions         offer attractive returns      o J.P. Morgan monitors interest rate trends, as well as
  may from time to time cause                                       geographic and demographic information related to
  a fund to take temporary                                          mortgage-backed securities and mortgage prepayments
  defensive positions that are
  inconsistent with its
  principal investment
  strategies and may hinder a
  fund from achieving its
  investment objective

o Mortgage-backed and
  asset-backed securities
  (securities representing an
  interest in, or secured by,
  a pool of mortgages or other
  assets such as receivables)
  could generate capital
  losses or periods of low
  yields if they are paid off
  substantially earlier or
  later than anticipated

Credit quality

o The default of an issuer        o Investment-grade bonds have   o Each fund maintains its own policies for balancing credit
  would leave a fund with           a lower risk of default         quality against potential yields and gains in light of its
  unpaid interest or principal                                      investment goals
                                  o Junk bonds offer higher
o Junk bonds (those rated           yields and higher potential   o J.P. Morgan develops its own ratings of unrated securities and
  BB/Ba or lower) have a            gains                           makes a credit quality determination for unrated securities higher risk of default, tend
  to be less liquid, and may
  be more difficult to value

Foreign investments

o A fund could lose money         o Foreign bonds, which          o Foreign bonds are a primary investment only for the Global
  because of foreign                represent a major portion of    Strategic Income and Emerging Markets Debt funds and may be a
  government actions,               the world's fixed income        significant investment for the Short Term Bond and Bond funds;
  political instability, or         securities, offer attractive    the Tax Exempt Bond, New York Tax Exempt Bond and California
  lack of adequate and              potential performance and       Bond funds are not permitted to invest any assets in foreign
  accurate information              opportunities for               bonds
                                    diversification
o Currency exchange rate                                          o To the extent that a fund invests in foreign bonds, it may
  movements could reduce gains    o Favorable exchange rate         manage the currency exposure of its foreign investments
  or create losses                  movements could generate        relative to its benchmark, and may hedge a portion of its
                                    gains or reduce losses          foreign currency exposure into the U.S. dollar from time to
o Currency and investment                                           time (see also "Derivatives"); these currency management
  risks tend to be higher in      o Emerging markets can offer      techniques may not be available for certain emerging markets
  emerging markets                  higher returns                  investments

Management choices

o A fund could underperform       o A fund could outperform its   o J.P. Morgan focuses its active management on those areas where
  its benchmark due to its          benchmark due to these same     it believes its commitment to research can most enhance returns
  sector, securities or             choices                         and manage risks in a consistent way
  duration choices


22 | FUND DETAILS

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Potential risks                   Potential rewards               Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives

o Derivatives such as futures,    o Hedges that correlate well    o The funds use derivatives, such as futures, options, swaps and
  options, swaps and forward        with underlying positions       forward foreign currency contracts, for hedging and for risk
  foreign currency contracts        can reduce or eliminate         management (i.e., to adjust duration or yield curve exposure,
  that are used for hedging         losses at low cost              or to establish or adjust exposure to particular securities,
  the portfolio or specific                                         markets, or currencies); risk management may include management
  securities may not fully        o A fund could make money and     of a fund's exposure relative to its benchmark; the Tax Exempt
  offset the underlying             protect against losses if       Bond, New York Tax Exempt Bond and California Bond funds are
  positions(1) and this could       management's analysis proves    permitted to enter into futures and options transactions,
  result in losses to the fund      correct                         however, these transactions result in taxable gains or losses
  that would not have                                               so it is expected that these funds will utilize them
  otherwise occurred              o Derivatives that involve        infrequently; forward foreign currency contracts are not
                                    leverage could generate         permitted to be used by the Tax Exempt Bond, New York Tax
o Derivatives used for risk         substantial gains at low        Exempt Bond and California Bond funds
  management may not have the       cost
  intended effects and may                                        o The funds only establish hedges that they expect will be highly
  result in losses or missed                                        correlated with underlying positions
  opportunities
                                                                  o While the funds may use derivatives that incidentally involve
o The counterparty to a                                             leverage, they do not use them for the specific purpose of
  derivatives contract could                                        leveraging their portfolios
  default

o Certain types of derivatives
  involve costs to the funds
  which can reduce returns

o Derivatives that involve
  leverage could magnify
  losses

Securities lending

o When a fund lends a             o A fund may enhance income     o J.P. Morgan maintains a list of approved borrowers
  security, there is a risk         through the investment of
  that the loaned securities        the collateral received from  o The fund receives collateral equal to at least 100% of the
  may not be returned if the        the borrower                    current value of securities loaned
  borrower defaults
                                                                  o The lending agents indemnify a fund against borrower default
o The collateral will be
  subject to the risks of the                                     o J.P. Morgan's collateral investment guidelines limit the
  securities in which it is                                         quality and duration of collateral investment to minimize
  invested                                                          losses

                                                                  o Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings

o A fund could have difficulty    o These holdings may offer      o No fund may invest more than 15% of net assets in illiquid
  valuing these holdings            more attractive yields or       holdings
  precisely                         potential growth than
                                    comparable widely traded      o To maintain adequate liquidity to meet redemptions, each fund
o A fund could be unable to         securities                      may hold investment-grade short-term securities (including
  sell these holdings at the                                        repurchase agreements and reverse purchase agreements) and, for
  time or price desired                                             temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets

When-issued and delayed
delivery securities

o When a fund buys securities     o A fund can take advantage of  o Each fund uses segregated accounts to offset leverage risk
  before issue or for delayed       attractive transaction
  delivery, it could be             opportunities
  exposed to leverage risk if
  it does not use segregated
  accounts

Short-term trading


o Increased trading would         o A fund could realize gains    o The funds may use short-term trading to take advantage of
  raise a fund's transaction        in a short period of time       attractive or unexpected opportunities or to meet demands
  costs                                                             generated by shareholder activity. The turnover rate for each
                                  o A fund could protect against    fund for its most recent fiscal year end is as follows: Short
o Increased short-term capital      losses if a bond is             Term Bond (398%), Bond (465%), Global Strategic Income (318%),
  gains distributions would         overvalued and its value        Emerging Markets Debt, for the seven months ended 7/31/99
  raise shareholders' income        later falls                     (555%), Tax Exempt Bond, for the eleven months ended 7/31/99
  tax liability                                                     (29%), New York Tax Exempt Bond, for the four months ended
                                                                    7/31/99 (8%), and California Bond (40%).


(1)   A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 23

--------------------------------------------------------------------------------

Investments

This table discusses the customary types of investments which can be held by each fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.

O   Permitted (and if applicable, percentage limitation)
         percentage of total assets   - bold
         percentage of net assets     - italic
*   Permitted, but not typically used
+   Permitted, but no current intention of use
--  Not permitted


                                                                              Global     Emerging    Tax      New York
                                                        Short Term           Strategic   Markets    Exempt   Tax Exempt   California
                           Principal Types of Risk         Bond       Bond    Income       Debt      Bond       Bond         Bond
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities      credit, interest
Interests in a stream of     rate, market,
payments from specific       prepayment                     O           O        O          *         *          *            *
assets, such as auto or
credit card receivables.
------------------------------------------------------------------------------------------------------------------------------------
Bank obligations             credit, currency,
Negotiable certificates      liquidity, political
of deposit, time deposits                                   O(1)        O(1)     O          O         *          *            *
and bankers' acceptances                                                                            Domestic  Domestic     Domestic
of domestic and foreign                                                                               Only      Only         Only
issuers.
------------------------------------------------------------------------------------------------------------------------------------
Commercial paper             credit, currency,
Unsecured short term debt    interest rate,
issued by domestic and       liquidity, market,
foreign banks or             political                      O(1)        O(1)     *          *         O          O            O
corporations. These
securities are usually
discounted and are rated
by S&P or Moody's.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities       credit, currency,
Domestic and foreign debt    interest rate,
securities that can be       liquidity, market,             O(1)        O(1)     *          O         --         --           --
converted into equity        political, valuation
securities at a future
time and price.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds Debt         credit, currency,
securities of domestic       interest rate,
and foreign industrial,      liquidity, market,             O(1)        O(1)     O          O         --         --           --
utility, banking, and        political, valuation
other financial
institutions.
------------------------------------------------------------------------------------------------------------------------------------
Mortgages (directly held)    credit,
Domestic debt instrument     environmental,
which gives the lender a     extension, interest
lien on property as          rate, liquidity,               O           O        O          +         +          +            +
security for the loan        market, natural
payment.                     event, political,
                             prepayment,
                             valuation
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed              credit, currency,
securities Domestic and      extension, interest
foreign securities (such     rate, leverage,
as Ginnie Maes, Freddie      market, political,
Macs, Fannie Maes) which     prepayment
represent interests in                                      O(1)        O(1)     O          *         --         --           --
pools of mortgages,
whereby the principal and
interest paid every month
is passed through to the
holder of the securities.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls The    currency, extension,
purchase of domestic or      interest rate,
foreign mortgage-backed      leverage, liquidity,
securities with the          market, political,
promise to purchase          prepayment
similar securities upon                                     O(1)        O(1)     O          --        --         --           --
the maturity of the                                        33 1/3%     33 1/3%  33 1/3%
original security.
Segregated accounts are
used to offset leverage
risk.
------------------------------------------------------------------------------------------------------------------------------------
Participation interests      credit, currency,
Interests that represent     extension, interest
a share of domestic or       rate, liquidity,               O(1)        O(1)     O          O         --         --           --
foreign bank debt or         political,
similar securities or        prepayment
obligations.
------------------------------------------------------------------------------------------------------------------------------------
Private placements Bonds     credit, interest
or other investments that    rate, liquidity,
are sold directly to an      market, valuation              O           O        O          O         O          O            O
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITs and other              credit, interest
real-estate related          rate, liquidity,
instruments Securities of    market, natural                O           O        O          --        --         --           --
issuers that invest in       event, prepayment,
real estate or are           valuation
secured by real estate.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements        credit
Contracts whereby the
fund agrees to purchase a
security and resell it to                                   O           O        O          O         *          *            *
the seller on a
particular date and at a
specific price.
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase           credit
agreements Contracts
whereby the fund sells a
security and agrees to                                      O(3)        O(3)     O(3)       O(3)      *(3)       *(3)         *(3)
repurchase it from the
buyer on a particular
date and at a specific
price. Considered a form
of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt, Brady        credit, currency,
bonds, and debt of           interest rate,
supranational                market, political
organizations Dollar- or
non-dollar-denominated
securities issued by                                        O(1)        O(1)     O          O         --         --           --
foreign governments or
supranational
organizations. Brady
bonds are issued in
connection with debt
restructurings.
------------------------------------------------------------------------------------------------------------------------------------
Swaps Contractual            credit, currency,
agreement whereby a          interest rate,
domestic or foreign party    leverage, market,
agrees to exchange           political                      O(1)        O(1)     O          O         O          --           --
periodic payments with a
counterparty. Segregated
accounts are used to
offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
Synthetic variable rate      credit, interest
instruments Debt             rate, leverage,
instruments whereby the      liquidity, market
issuer agrees to exchange                                   --          --       --         --        O          O            O
one security for another
in order to change the
maturity or quality of a
security in the fund.
------------------------------------------------------------------------------------------------------------------------------------
Tax exempt municipal         credit, interest
securities Securities,       rate, market,
generally issued as          natural event,
general obligation and       political
revenue bonds, whose                                        *           *        --         --        O(2)       O(2)         O(2)
interest is exempt from
federal taxation and
state and/or local taxes
in the state where the
securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government              interest rate
securities Debt
instruments (Treasury
bills, notes, and bonds)                                    O           O        O          O         O          O            O
guaranteed by the U.S.
government for the timely
payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon, pay-in-kind,    credit, currency,
and deferred payment         interest rate,
securities Domestic and      liquidity, market,
foreign securities           political, valuation
offering non-cash or
delayed-cash payment.                                       O(1)        O(1)     O          O         O          O            O
Their prices are
typically more volatile
than those of some other
debt instruments and
involve certain special
tax considerations.
------------------------------------------------------------------------------------------------------------------------------------


Risk related to certain investments held by J.P. Morgan fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.


(2) At least 65% of the California Bond Fund's assets must be in California municipal securities, at least 65% of the New York Tax Exempt Bond Fund's assets must be in New York municipal securities, and at least 80% of the New York Tax Exempt and Tax Exempt Bond Funds' assets must be in tax exempt securities.


(3) All forms of borrowing (including securities lending and reverse repurchase agreements) in the aggregate may not exceed 33 1/3 of the fund's total assets.


24 & 25 | FUND DETAILS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.

--------------------------------------------------------------------------------

J.P. MORGAN SHORT TERM BOND FUND


Per-share data                                                               For fiscal years ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                   1995           1996           1997           1998           1999
Net asset value, beginning of year ($)                             9.60           9.84           9.86           9.85           9.98
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                       0.57           0.53           0.58           0.56           0.57
   Net realized and unrealized gain (loss)
   on investment ($)                                               0.24           0.02          (0.01)          0.13          (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                               0.81           0.55           0.57           0.69           0.26
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                      (0.57)         (0.53)         (0.58)         (0.56)         (0.51)
   Net realized gain ($)                                             --             --             --             --          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                           (0.57)         (0.53)         (0.58)         (0.56)         (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                   9.84           9.86           9.85           9.98           9.68
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                   8.70           5.77           5.98           7.24           2.70
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                            10,330          8,207         14,519         30,984         38,714
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                0.67           0.62           0.50           0.50           0.57
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                       5.88           5.42           5.94           5.66           5.24
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                              1.48           1.61           1.38           0.98           0.80
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized.
(2)   Annualized.


26 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

J.P. MORGAN BOND FUND


Per-share data                                                               For fiscal years ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                               1995            1996            1997            1998            1999
Net asset value, beginning of year ($)                         9.64           10.41           10.30           10.42           10.59
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                   0.64            0.62            0.66            0.65            0.58
   Net realized and unrealized gain (loss)
   on investment ($)                                           0.77           (0.11)           0.18            0.17           (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                           1.41            0.51            0.84            0.82           (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                  (0.64)          (0.62)          (0.65)          (0.65)          (0.59)
   Net realized gain ($)                                         --              --           (0.07)             --           (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                       (0.64)          (0.62)          (0.72)          (0.65)          (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                              10.41           10.30           10.42           10.59            9.87
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                              15.10            5.13            8.58            8.06           (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                       143,004         149,207         169,233         216,285         234,874
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                            0.69            0.66            0.68            0.66            0.69
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                   6.40            6.08            6.41            6.14            5.72
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                          0.69            0.66            0.68            0.66            0.69
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized.
(2)   Annualized.

--------------------------------------------------------------------------------

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND


Per-share data                                                                                   For fiscal periods ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998(1)              1999
Net asset value, beginning of period ($)                                                                 10.21                 9.77
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                                              0.70                 0.60
   Net realized and unrealized loss
   on investment ($)                                                                                     (0.49)               (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                                      0.21                 0.22
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                                                             (0.63)               (0.59)
   Return of capital                                                                                     (0.02)                  --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                                                  (0.65)               (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                                        9.77                 9.40
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                          1.97(2)              2.26
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                                 10,166                9,073
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                                                       1.00(3)              1.00
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                                              6.24(3)              6.35
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                                     1.89(3)              1.54
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 11/5/97.
(2)   Not annualized.
(3)   Annualized.


                                                               FUND DETAILS | 27

--------------------------------------------------------------------------------

J.P. MORGAN EMERGING MARKETS DEBT FUND


                                                                                                                      For the seven
                                                                                                                             months
Per-share data                                                                           For periods ended                    ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     12/31/97(1)        12/31/98            7/31/99
Net asset value, beginning of period ($)                                                10.00               9.76             7.30
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                             0.58               1.15             0.49
   Net realized and unrealized loss
   on investment ($)                                                                    (0.05)             (2.64)            0.02
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                     0.53              (1.49)            0.51
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                                            (0.58)             (0.81)           (0.52)
   Excess of net investment income ($)                                                  (0.02)             (0.16)              --
   Net realized gain ($)                                                                (0.17)               .--               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                                 (0.77)             (0.97)           (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                       9.76               7.30             7.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                         5.47(2)          (15.93)            7.27(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                11,978             19,313           26,216
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                                      1.25(3)            1.25             1.25(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                             9.71(3)           10.05            12.28(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                    2.40(3)            2.09             2.51(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Interest Expense                                                                        --                 --             0.02(3)
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 4/17/97.
(2)   Not annualized.
(3)   Annualized.

--------------------------------------------------------------------------------

J.P. MORGAN TAX EXEMPT BOND FUND

                                                                                                                      For the 11
                                                                                                                          months
Per-share data                                                            For periods ended                                ended
------------------------------------------------------------------------------------------------------------------------------------
                                              8/31/94        8/31/95        8/31/96        8/31/97        8/31/98        7/31/99
Net asset value, beginning of period ($)        12.04          11.45          11.73          11.63          11.85          12.15
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                     0.51           0.55           0.55           0.55           0.54           0.46
   Net realized and unrealized gain (loss)
   on investment ($)                            (0.35)          0.29          (0.08)          0.24           0.30          (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)             0.16           0.84           0.47           0.79           0.84           0.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                    (0.51)         (0.55)         (0.55)         (0.55)         (0.54)          0.46
   Net realized gain ($)                        (0.24)         (0.01)         (0.02)         (0.02)         (0.00)(1)      (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)         (0.75)         (0.56)         (0.57)         (0.57)         (0.54)         (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)              11.45          11.73          11.63          11.85          12.15          11.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                 1.35           7.63           4.01           6.95           7.21           0.83(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)       392,460        352,005        369,987        401,007        439,225        431,685
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                              0.71           0.71           0.64           0.64           0.64           0.68(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                     4.39           4.87           4.67           4.67           4.44           4.21(3)
   ---------------------------------------------------------------------------------------------------------------------------------

(1)   Less than $0.01 per share.
(2)   Not annualized.
(3)   Annualized.


28 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

                                                                                                                     For the four
                                                                                                                           months
Per-share data                                                             For periods ended                                ended
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/95(1)       3/31/96       3/31/97       3/31/98       3/31/99       7/31/99
Net asset value, beginning of period ($)          10.00            10.11         10.34         10.28         10.62         10.66
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                       0.40             0.46          0.46          0.46          0.42          0.13
   Net realized and unrealized gain (loss)
   on investment ($)                               0.11             0.26         (0.03)         0.40          0.14         (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)               0.51             0.72          0.43          0.86          0.56         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                      (0.40)           (0.46)        (0.46)        (0.46)        (0.42)        (0.13)
   Net realized gain ($)                             --            (0.03)        (0.03)        (0.06)        (0.10)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)           (0.40)           (0.49)        (0.49)        (0.52)        (0.52)        (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                10.11            10.34         10.28         10.62         10.66         10.35
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                   5.26(2)          7.16          4.19          8.49          5.39         (1.41)(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)          38,137           50,523        56,198        85,161       119,152       115,690
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                0.75(3)          0.75          0.75          0.71          0.70          0.70(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                       4.31(3)          4.43          4.44          4.33          3.95          3.82(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)              0.97(3)          0.79          0.81          0.77          0.74          0.78(3)
   ---------------------------------------------------------------------------------------------------------------------------------

(1)   The fund commenced operations on 4/11/94.
(2)   Not annualized.
(3)   Annualized.

--------------------------------------------------------------------------------

J.P. MORGAN CALIFORNIA BOND FUND-SELECT SHARES


                                                                                                                      For the six
                                                                                                                           months
Per-share data                                                                    For fiscal periods ended                  ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                          4/30/97(1)        4/30/98       4/30/99        10/31/99
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                                   10.00             10.04          10.35          10.57
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                0.01              0.41           0.40           0.20
   Net realized and unrealized gain (loss)
   on investment ($)                                                        0.04              0.31           0.26          (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                        0.05              0.72           0.66          (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income ($)                                                  (0.01)            (0.41)         (0.40)         (0.20)
   Net realized gain ($)                                                      --                --          (0.04)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                    (0.01)            (0.41)         (0.44)         (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                         10.04             10.35          10.57          10.18
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                            0.51(2)           7.20           6.43          (1.84)(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                      302             5,811         17,391         15,209
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                         0.62(3)           0.65           0.65           0.65(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                4.52(3)           3.94           3.76           3.76(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                       1.17(3)           1.00           0.87           0.83(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover (%)                                                     40                44             40           0.54
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 4/21/97.
(2)   Not annualized.
(3)   Annualized.


                                                               FUND DETAILS | 29

--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Short Term Bond Fund .......................811-07340 and 033-54632
J.P. Morgan Bond Fund ..................................811-07340 and 033-54632
J.P. Morgan Global Strategic Income Fund ...............811-07340 and 033-54632
J.P. Morgan Emerging Markets Debt Fund .................811-07340 and 033-54632
J.P. Morgan Tax Exempt Bond Fund .......................811-07340 and 033-54632
J.P. Morgan New York Tax Exempt Bond Fund ..............811-07340 and 033-54632
J.P. Morgan California Bond Fund .......................811-07795 and 333-11125

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                     Distributor
J.P. Morgan Investment Management Inc.      Funds Distributor, Inc.
522 Fifth Avenue                            60 State Street
New York, NY 10036                          Boston, MA 02109
1-800-521-5411                              1-800-221-7930

--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN U.S. EQUITY FUNDS


Disciplined Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

                                          --------------------------------------
                                          Seeking to outperform U.S. stock
                                          markets over the long term through a
                                          disciplined management approach

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------


2 | Each fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN U.S. EQUITY FUNDS
J.P. Morgan Disciplined Equity Fund .........................................  2
J.P. Morgan U.S. Equity Fund ................................................  4
J.P. Morgan U.S. Small Company Fund .........................................  6
J.P. Morgan U.S. Small Company Opportunities Fund ...........................  8
J.P. Morgan Tax Aware U.S. Equity Fund ...................................... 10

12 | Principles and techniques common to the funds in this prospectus

U.S. EQUITY MANAGEMENT APPROACH
J.P. Morgan ................................................................. 12
J.P. Morgan U.S. equity funds ............................................... 12
The spectrum of U.S. equity funds ........................................... 12
Who may want to invest ...................................................... 12
U.S. equity investment process .............................................. 13
Tax aware investing at J.P. Morgan .......................................... 13

14 | Investing in the J.P. Morgan U.S. Equity Funds

YOUR INVESTMENT
Investing through a financial professional .................................. 14
Investing through an employer-sponsored retirement plan ..................... 14
Investing through an IRA or rollover IRA .................................... 14
Investing directly .......................................................... 14
Opening your account ........................................................ 14
Adding to your account ...................................................... 14
Selling shares .............................................................. 15
Account and transaction policies ............................................ 15
Dividends and distributions ................................................. 16
Tax considerations .......................................................... 16

17 | More about risk and the funds' business operations

FUND DETAILS
Business structure .......................................................... 17
Management and administration ............................................... 17
Performance of private accounts ............................................. 18
Risk and reward elements .................................................... 20
Financial highlights ........................................................ 22

FOR MORE INFORMATION .................................................back cover

J.P. MORGAN DISCIPLINED EQUITY FUND      | TICKER SYMBOL: JPEQX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500). This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the S&P 500. The fund does not look to overweight or underweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 13.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund or the Tax Aware U.S. Equity Fund.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN DISCIPLINED EQUITY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $26 billion using similar strategies as the fund.


The portfolio management team is led by James C. Wiess and Timothy J. Devlin, both vice presidents, who have been on the team since the fund's inception. Mr. Wiess has been at J.P. Morgan since 1992, and prior to managing this fund managed other structured equity portfolios for J.P. Morgan. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Disciplined Equity Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last two calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the S&P500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                           Shows changes in returns by calendar year(1)(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998        1999

40%
                                                                                                         31.98
30%

20%
                                                                                                                     18.02
10%

0%
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan Disciplined Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 22.83% (for the quarter ended 12/31/98); and the lowest quarterly return was -9.96% (for the quarter ended 9/30/98).



Average annual total return (%)        Shows performance over time, for periods ended December 31, 1999
-------------------------------------------------------------------------------------------------------
                                                                         Past 1 yr.     Life of fund(2)
J.P. Morgan Disciplined Equity Fund (after expenses)                       18.02            25.94
-------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                                21.04            25.81
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(4) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.35
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.51
--------------------------------------------------------------------------------
Total operating expenses                                                    0.86

Fee waiver and
expense reimbursement(5)                                                    0.11
--------------------------------------------------------------------------------
Net expenses(5)                                                             0.75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Expense example(5)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                       1 yr.       3 yrs.     5 yrs.      10 yrs.
Your cost($)            77          263        466        1,051
--------------------------------------------------------------------------------

(1)   The fund commenced operations on 12/31/97.

(2) Life of the fund performance is calculated commencing 1/31/97 as follows: all performance data from 12/31/97 is that of the fund, and for the period 1/31/97 through 12/31/97, returns reflect performance of J.P. Morgan Institutional Disciplined Equity Fund (a separate feeder fund investing in the same master portfolio). These returns reflect lower operating expenses than those of the fund. Therefore, these returns may be higher than the fund's would have been had it existed during the same period.

(3)   The fund's fiscal year end is 5/31.


(4) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.

(5) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.75% of the fund's average daily net assets through 2/28/01.



                                         J.P. MORGAN DISCIPLINED EQUITY FUND | 3

J.P. MORGAN U.S. EQUITY FUND                    | TICKER SYMBOL: PPEQX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so they can differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                                  REGISTRANT: J.P. MORGAN FUNDS
                                                  (J.P. MORGAN U.S. EQUITY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $17 billion using similar strategies as the fund.

The portfolio management team is led by Henry D. Cavanna, managing director, who joined the team in February of 1998, and has been at J.P. Morgan since 1971. He has served as manager of U.S. equity portfolios prior to managing the fund.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


4 | J.P. MORGAN U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the S&P500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%) Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
           1990        1991        1992       1993        1994        1995         1996       1997        1998        1999

40%
                       34.12
                                                                      32.48
30%
                                                                                               28.41
                                                                                                          24.45
                                                                                   21.06
20%
                                                                                                                      14.69
                                              11.02
10%
                                   8.73
           1.38
0%
------------------------------------------------------------------------------------------------------------------------------------
                                                          (0.61)
(10%)


[ ]  J.P. Morgan U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.33% (for the quarter ended 12/31/98); and the lowest quarterly return was -11.83% (for the quarter ended 9/30/90).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Past 1 yr.         Past 5 yrs.         Past 10 yrs.
J.P. Morgan U.S. Equity Fund (after expenses)                               14.69               24.07               16.97
------------------------------------------------------------------------------------------------------------------------------------
S&P500 Index  (no expenses)                                                 21.04               28.55               18.21
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.40

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.39
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          0.79
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                       1 yr.            3 yrs.         5 yrs.         10 yrs.
Your cost($)            81               252            439             978
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/18/93. For the period 1/1/89 through 7/31/93 returns reflect performance of The Pierpont Equity Fund, the predecessor of the fund.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                                                J.P. MORGAN U.S. EQUITY FUND | 5

J.P. MORGAN U.S. SMALL COMPANY FUND      | TICKER SYMBOL: PPCAX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of small company stocks. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion. Industry by industry, the fund's weightings are similar to those of the Russell 2000 Index. The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the process described on page 13. The fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. The fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN U.S. SMALL COMPANY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $4.5 billion using similar strategies as the fund.


The portfolio management team is led by Marian U. Pardo, managing director, and Alexandra F. Wells, vice president. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms.Wells joined the team in March 1998 and has been with J.P. Morgan since 1992. Prior to managing the fund, Ms. Wells managed large cap equity portfolios, and prior to that served as an equity research analyst.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


6 | J.P. MORGAN U.S. SMALL COMPANY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Small Company Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Russell 2000 Index. This is a widely recognized, unmanaged index of small cap U.S. stocks used as a measure of overall U.S. small company stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%)                                                        Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
           1990        1991        1992       1993        1994        1995         1996       1997        1998        1999


60%
                       59.59
                                                                                                                      44.00
                                                                      31.86
30%
                                                                                              22.75
                                                                                   20.75
                                   18.98
                                              8.58
0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          (5.49)
                                                          (5.89)
           (24.34)
(30%)



[ ]  J.P. Morgan U.S. Small Company Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 34.68% (for the quarter ended 12/31/99); and the lowest quarterly return was -30.03% (for the quarter ended 9/30/90).



Average annual total return (%)                                  Shows performance over time, for periods ended December 31, 1999(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Past 1 yr.          Past 5 yrs.         Past 10 yrs.
J.P. Morgan U.S. Small Company Fund (after expenses)                           44.00                21.61                14.59
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index  (no expenses)                                              21.76                16.69                13.40
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.60

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.42
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                         1.02

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
Your cost($)        104             325            563            1,248
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/19/93. For the period 1/1/89 through 7/31/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the fund.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                                         J.P. MORGAN U.S. SMALL COMPANY FUND | 7

J.P. MORGAN U.S. SMALL COMPANY
OPPORTUNITIES FUND                             | TICKER SYMBOL: JPSOX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide long-term growth from a portfolio of small company growth stocks. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $150 million and less than $1.25 billion when purchased. While the fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

In searching for companies, the fund combines the approach described on page 13 with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the fund may also continue to hold them if it believes further substantial growth is possible.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                                 REGISTRANT: J.P. MORGAN FUNDS
                                                 (J.P. MORGAN U.S. SMALL COMPANY
                                                 OPPORTUNITIES FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $2 billion using similar strategies as the fund.

The portfolio management team is led by Marian U. Pardo, managing director, Saira Malik, vice president and CFA, and Carolyn Jones, associate. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Malik has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Jones has been with J.P. Morgan since July 1998. Prior to managing this fund, Ms. Jones served as a portfolio manager in J.P. Morgan's private banking group and as a product specialist at Merrill Lynch Asset Management.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


8 | J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Small Company Opportunities Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last two calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Total return (%) Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998        1999


80%
                                                                                                                      61.63
60%

40%

20%
                                                                                                          5.21
0%
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan U.S. Small Company Opportunities Fund


For the period covered by this total return chart, the fund's highest quarterly return was 23.09% (for the quarter ended 12/31/98); and the lowest quarterly return was -20.19% (for the quarter ended 9/30/98).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Past 1 yr.              Life of fund(1)
J.P. Morgan U.S. Small Company Opportunities Fund (after expenses)                      61.63                      30.85
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index  (no expenses)                                                43.09                      19.31
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.60

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.47
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          1.07

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
Your cost($)        109             340            590            1,306
--------------------------------------------------------------------------------

(1) The fund commenced operations on 6/16/97 and returns reflect performance of the fund from 6/30/97.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                           J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND | 9

J.P. MORGAN TAX AWARE
U.S. EQUITY FUND       | TICKER SYMBOL: JPTAX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high after tax total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

To this investment approach the fund adds the element of tax aware investing. The fund's tax aware investment strategies are described on page 13.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so that they differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index. The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                         REGISTRANT: J.P. MORGAN SERIES TRUST
                         (J.P. MORGAN TAX AWARE U.S. EQUITY FUND: SELECT SHARES)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $820 million using similar strategies as the fund.


The portfolio management team is led by Terry E. Banet, vice president, and Louise Sclafani, vice president. Ms. Banet has been on the team since the fund's inception in December 1996, and has been at J.P. Morgan since 1985. Prior to managing this fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at J.P. Morgan since 1994. Prior to managing this fund, Ms. Sclafani was an equity analyst and portfolio manager at Brundage, Story and Rose.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


10 | J.P. MORGAN TAX AWARE U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Aware U.S. Equity Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 3 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%)                                                        Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              1997        1998        1999

40%
                                                                                                          31.18
                                                                                              30.32
20%
                                                                                                                      18.31
0%
------------------------------------------------------------------------------------------------------------------------------------

[ ]  J.P. Morgan Tax Aware U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.64% (for the quarter ended 12/31/98) and the lowest quarterly return was -8.86%(for the quarter ended 9/30/98).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Past 1 yr.                Life of fund(1)
J.P. Morgan Tax Aware U.S. Equity Fund (after expenses)                               18.31                        26.46
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                                           21.04                        27.56


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Shareholder transaction expenses(3)
--------------------------------------------------------------------------------
Redemption fees (% of your cash proceeds)
--------------------------------------------------------------------------------
Shares held for less than one year                                          1.00

Shares held one year or longer                                              none

Annual expenses (% of fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.45

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.45
--------------------------------------------------------------------------------
Total operating expenses                                                    0.90

Fee waiver and expense
reimbursement(3)                                                            0.05
--------------------------------------------------------------------------------
Net expenses(3)                                                             0.85

Expense example(3)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. In the one year example, the first number assumes that you continued to hold your shares, the second that you sold all shares for cash at the end of the period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                            1 yr.       3 yrs.         5 yrs.         10 yrs.
Your cost($)               89/189        284            496            1,105
--------------------------------------------------------------------------------

(1) The fund commenced operations on 12/18/96, and returns reflect performance of the fund from 12/31/96.

(2)   The fund's fiscal year end is 10/31.


(3) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.85% of the fund's average daily net assets through 2/28/01.



                                     J.P. MORGAN TAX AWARE U.S. EQUITY FUND | 11

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------
J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN U.S.EQUITY FUNDS
These funds invest primarily in U.S. stocks either directly or through another fund. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

THE SPECTRUM OF U.S. EQUITY FUNDS
The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o how much emphasis they give to the most undervalued stocks

o how closely they follow the industry weightings of their benchmarks

o how many securities they typically maintain in their portfolios

o the size or market capitalization of the companies in which they invest

o whether they focus on before-tax or after-tax returns

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each U.S. equity fund are described on the following pages.

Potential risk and return
--------------------------------------------------------------------------------
The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.

      ^
      |-------------------- U.S. Small Company Opportunities Fund o
      |                                                           |
      |                                                           |
      |---------------------U.S. Small Company Fund o             |
  R   |                                             |             |
  e   |                                             |             |
  t   |-------------------------------------oo  Tax Aware U.S. Equity Fund
  u   |                                      |  U.S. Equity Fund  |
  r   |                                      |      |             |
  n   |                                      |      |             |
      |-----------------------------o Disciplined Equity Fund     |
      |                             |        |      |             |
      |                             |        |      |             |
      |                             |        |      |             |
      -------------------------------------------------------------------->
                                   Risk
--------------------------------------------------------------------------------
Who May Want To Invest

The funds are designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want funds that seek to outperform the markets in which they each invest over the long term

o with regard to the Tax Aware Fund, are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The funds are not designed for investors who:

o want funds that pursue market trends or focus only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves

o with regard to the Tax Aware Fund, are investing through a tax-deferred account such as an IRA.


12 | U.S. Equity MANAGEMENT APPROACH

--------------------------------------------------------------------------------
U.S. EQUITY INVESTMENT PROCESS

The J.P. Morgan U.S. equity funds invest primarily in U.S. stocks. The Tax Aware Fund does so while seeking to enhance after-tax returns.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on stock picking while largely avoiding sector or market-timing strategies.

In managing the funds, J.P. Morgan employs a three-step process:

[GRAPHIC OMITTED] | J.P. Morgan analysts develop proprietary fundamental
                    research

Research J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

[GRAPHIC OMITTED] | Stocks in each industry are ranked with the help of models

Valuation The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC OMITTED] | Using research and valuations, each fund's management team
                    chooses stocks for its fund

Stock selection Each fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, each management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the funds' managers often consider a number of other criteria:

o catalysts that could trigger a rise in a stock's price

o high potential reward compared to potential risk

o temporary mispricings caused by market overreactions.

--------------------------------------------------------------------------------
TAX AWARE INVESTING AT J.P. MORGAN

The Tax Aware U.S. Equity Fund is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the fund sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. The fund is aided in this process by a tax-sensitive optimization model developed by J.P. Morgan.

The Tax Aware U.S. Equity Fund generally intends to pay redemption proceeds in cash; however it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred. It is not subject to a redemption fee by the fund. However, the stocks received will continue to fluctuate in value after redemption and will be subject to brokerage or other transaction costs when liquidated.


                                            U.S. EQUITY MANAGEMENT APPROACH | 13

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

  By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company
Routing number: 011-000-028
Credit: J.P. Morgan Funds
Account number: 9904-226-9
FFC: your account number, name of registered owner(s) and fund name.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds

o Mail the check with your completed application to the Transfer Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as


14 | YOUR INVESTMENT

SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone-- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party.
  The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

  Redemption in kind

     o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE(normally 4:00 p.m. eastern time). Each fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------
Transfer Agent
State Street Bank and Trust Company
P.O. Box 8411
Boston, MA 02266-8411
Attention: J.P. Morgan Funds Services

Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 15

--------------------------------------------------------------------------------
Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 13) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically paid four times a year for the Disciplined Equity, U.S. Equity and Tax Aware U.S. Equity funds; and twice a year for the U.S. Small Company and U.S. Small Company Opportunities funds. Each fund typically makes capital gains distributions, if any, once per year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains                Ordinary income
distributions

Long-term capital gains                 Capital gains
distributions

Sales or exchanges of shares            Capital gains or losses
owned for more than one year

Sales or exchanges of shares            Gains are treated as ordinary
owned for one year                      or less income; losses are subject
                                        to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


16 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the Tax Aware U.S. Equity Fund) is a series of J.P. Morgan Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether a fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The Tax Aware U.S. Equity Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                 Percentage of the master
                                  portfolio's average net assets
Disciplined Equity                0.35%
U.S. Equity                       0.40%
U.S. Small Company                0.60%
U.S. Small Company                0.60%
Opportunities

Administrative services           Master portfolio's and fund's
(fee shared with Funds            pro-rata portions of 0.09% of the
Distributor, Inc.)                first $7 billion in J.P. Morgan-advised
                                  portfolios, plus 0.04% of average net assets over $7 billion

Shareholder services              0.25% of the fund's average
                                  net assets

The Tax Aware U.S. Equity Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:

Advisory services                 0.45% of the fund's average
                                  net assets

Administrative services           Fund's pro-rata portion of
(fee shared with Funds            0.09% of the first $7 of average net
billion Distributor, Inc.)        assets in J.P. Morgan-advised portfolios,
                                  plus 0.04% of average net assets over $7 billion

Shareholder services              0.25% of the fund's average
                                  net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.



                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------
PERFORMANCE OF PRIVATE ACCOUNTS


The Disciplined Equity Fund's investment objective and policies are substantially similar to those used by J.P. Morgan in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these private accounts (the "Disciplined Equity Composite") and for the fund's benchmark index.

The performance of the Disciplined Equity Composite does not represent the fund's performance nor should it be interpreted as indicative of the fund's future performance. The accounts in the Disciplined Equity Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the Disciplined Equity Composite had been subject to these regulatory requirements and limitations, their performance might have been lower.

Additionally, although it is anticipated that the fund and the Disciplined Equity Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular fund holdings.

The performance of the Disciplined Equity Composite reflects the deductions of the fund's total operating expenses, after expense reimbursement, and the reinvestment of dividends and other distributions. The performance information is the average annual total return of the Disciplined Equity Composite for the periods indicated.


                                           Annual Total Returns for the Year Ended December 31,

                             1990      1991     1992      1993      1994      1995      1996       1997      1998      1999
Disciplined Equity
Composite                   -3.24%   30.01%    11.42%     9.87%    1.90%     37.47%    22.90%    32.97%    31.52%    18.47%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500                     -3.11%   30.47%     7.62%    10.08%    1.32%     37.58%    22.96%    33.36%    28.58%    21.04%
------------------------------------------------------------------------------------------------------------------------------------

     The Disciplined Equity Composite currently includes all discretionary accounts managed by J.P. Morgan using substantially similar investment strategy as the Disciplined Equity Fund. The inception date for the Disciplined Equity Composite was October 31, 1989. Prior to January 1, 1993 the composite may not have included all discretionary accounts.



18 | YOUR INVESTMENT

--------------------------------------------------------------------------------

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)


                                                                            | 19

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

-----------------------------------------------------------------------------------------------------------------------
Potential risks                           | Potential rewards                     | Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------
Market conditions

o  Each fund's share price and              o  Stocks have generally                o  Under normal circumstances the
   performance will fluctuate in               outperformed more stable invest-        funds plan to remain fully
   response to stock market                    ments (such as bonds and cash           invested, with at least 65% in
   movements                                   equivalents) over the long term         stocks; stock investments may
                                                                                       include U.S. and foreign common
o  Adverse market conditions may                                                       stocks, convertible securities,
   from time to time cause a fund                                                      preferred stocks, trust or
   to take temporary defensive                                                         partnership interests, warrants,
   positions that are inconsistent                                                     rights, and investment company
   with its principal investment                                                       securities
   strategies and may hinder a fund
   from achieving its investment                                                    o  The funds seek to limit risk
   objective                                                                           through diversification

                                                                                    o  During severe market downturns,
                                                                                       the funds have the option of
                                                                                       investing up to 100% of assets
                                                                                       in investment-grade short-term
                                                                                       securities

Management choices

o  A fund could underperform its            o  A fund could outperform its          o  J.P. Morgan focuses its active
   benchmark due to its securities             benchmark due to these same             management on securities
   and asset allocation choices                choices                                 selection, the area where it
                                                                                       believes its commitment to
                                                                                       research can most enhance
                                                                                       returns

Foreign investments

o  Currency exchange rate movements         o  Favorable exchange rate              o  Each fund anticipates that its
   could reduce gains or create                movements could generate gains          total foreign investments will
   losses                                      or reduce losses                        not exceed 20% of assets

o  A fund could lose money because          o  Foreign investments, which           o  Each fund actively manages the
   of foreign government actions,              represent a major portion of the        currency exposure of its foreign
   political instability, or lack              world's securities, offer               investments relative to its
   of adequate and accurate                    attractive potential performance        benchmark, and may hedge back
   information                                 and opportunities for                   into the U.S. dollar from time
                                               diversification                         to time (see also "Derivatives")

When-issued and delayed
delivery securities

o  When a fund buys securities              o  A fund can take advantage of         o  Each fund uses segregated
   before issue or for delayed                 attractive transaction                  accounts to offset leverage risk
   delivery, it could be exposed to            opportunities
   leverage risk if it does not use
   segregated accounts

Short-term trading


o  Increased trading would raise a          o  A fund could realize gains in a      o  The funds generally avoid
   fund's brokerage and related                short period of time                    short-term trading, except to
   costs                                                                               take advantage of attractive or
                                            o  A fund could protect against            unexpected opportunities or to
o  Increased short-term capital                losses if a stock is overvalued         meet demands generated by
   gains distributions would raise             and its value later falls               shareholder activity. The
   shareholders' income tax                                                            turnover rate for each fund for
   liability                                                                           its most recent fiscal year end
                                                                                       is as follows: Disciplined
Policies to balance risk and reward                                                    Equity (51%), U.S. Equity (84%),
                                                                                       U.S. Small Company (104%), U.S.
                                                                                       Small Company Opportunities
                                                                                       (116%), and Tax Aware U.S.
                                                                                       Equity (29%)



20 | FUND DETAILS

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Potential risks                           | Potential rewards                     | Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------
Derivatives

o  Derivatives such as futures,             o  Hedges that correlate well with      o  The funds use derivatives for
   options, swaps, and forward                 underlying positions can reduce         hedging and for risk management
   foreign currency contracts that             or eliminate losses at low cost         (i.e., to establish or adjust
   are used for hedging the                                                            exposure to particular
   portfolio or specific securities         o  A fund could make money and             securities, markets or
   may not fully offset the                    protect against losses if               currencies); risk management may
   underlying positions1 and this              management's analysis proves            include management of a fund's
   could result in losses to the               correct                                 exposure relative to its
   fund that would not have                                                            benchmark (the U.S. Small
   otherwise occurred                       o  Derivatives that involve                Company Opportunities Fund is
                                               leverage could generate                 permitted to use derivatives,
o  Derivatives used for risk                   substantial gains at low cost           however, it has no current
   management may not have the                                                         intention to do so)
   intended effects and may result
   in losses or missed                                                              o  The funds only establish hedges
   opportunities                                                                       that they expect will be highly
                                                                                       correlated with underlying
o  The counterparty to a                                                               positions
   derivatives contract could
   default                                                                          o  While the funds may use
                                                                                       derivatives that incidentally
o  Derivatives that involve                                                            involve leverage, they do not
   leverage could magnify losses                                                       use them for the specific
                                                                                       purpose of leveraging their
o  Certain types of derivatives                                                        portfolios
   involve costs to the funds which
   can reduce returns

Securities lending

o  When a fund lends a security,            o  A fund may enhance income            o  J.P. Morgan maintains a list of
   there is a risk that the loaned             through the investment of the           approved borrowers
   securities may not be returned              collateral received from the
   if the borrower defaults                    borrower                             o  The fund receives collateral
                                                                                       equal to at least 100% of the
o  The collateral will be subject                                                      current value of securities
   to the risks of the securities                                                      loaned
   in which it is invested
                                                                                    o  The lending agents indemnify a
                                                                                       fund against borrower default

                                                                                    o  J.P. Morgan's collateral
                                                                                       investment guidelines limit the
                                                                                       quality and duration of
                                                                                       collateral investment to
                                                                                       minimize losses

                                                                                    o  Upon recall, the borrower must
                                                                                       return the securities loaned
                                                                                       within the normal settlement
                                                                                       period

Illiquid holdings

o  A fund could have difficulty             o  These holdings may offer more        o  No fund may invest more than 15%
   valuing these holdings precisely            attractive yields or potential          of net assets in illiquid
                                               growth than comparable widely           holdings
o  A fund could be unable to sell              traded securities
   these holdings at the time or                                                    o  To maintain adequate liquidity
   price it desires                                                                    to meet redemptions, each fund
                                                                                       may hold investment-grade
Policies to balance risk and reward                                                    short-term securities (including
                                                                                       repurchase agreements and
                                                                                       reverse repurchase agreements)
                                                                                       and, for temporary or
                                                                                       extraordinary purposes, may
                                                                                       borrow from banks up to 331/3%
                                                                                       of the value of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends are distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report which are available upon request.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN DISCIPLINED EQUITY FUND
                                                                                                                         For the
                                                                                                                        six months
Per-share data                                                                            For fiscal periods ended         ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            5/31/98(1)      5/31/99      11/30/99
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                                                       12.98         14.95        18.22
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                                    0.03          0.12         0.09
   Net realized and unrealized gain
   on investment ($)                                                                            1.96          3.28         0.83
Total from investment operations ($)                                                            1.99          3.40         0.92
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                                                   (0.02)        (0.09)       (0.09)
   Net realized gains ($)                                                                         --         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                                        (0.02)        (0.13)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                             14.95         18.22        19.05
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                               15.33(2)      22.86         4.09(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                       18,037       120,592      181,547
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                                             0.75(3)       0.75         0.72(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                                    1.00(3)       0.89         0.73(3)
   Expenses without reimbursement (%)                                                           3.28(3)       0.86         0.76(3)
------------------------------------------------------------------------------------------------------------------------------------


(1)     The fund commenced operations on 12/31/97.
(2)     Not annualized.
(3)     Annualized.


22 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. EQUITY FUND
                                                                                                                        For the
                                                                                                                       six months
Per-share data                                                                      For fiscal periods ended              ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                         5/31/95  5/31/96  5/31/97   5/31/98   5/31/99  11/30/99
                                                                                                                       (unaudited)
Net asset value, beginning of period ($)                                  19.38     19.42    22.15     24.63     25.66    25.09
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                               0.32      0.38     0.25      0.18      0.18     0.09
   Net realized and unrealized gain
   on investment ($)                                                       2.17      4.23     4.72      5.92      3.91     0.31
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                       2.49      4.61     4.97      6.10      4.09     0.40
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                              (0.28)    (0.29)   (0.36)    (0.23)    (0.19)   (0.05)
   Net realized gains ($)                                                 (2.17)    (1.59)   (2.13)    (4.84)    (4.47)      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                   (2.45)    (1.88)   (2.49)    (5.07)    (4.66)   (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                        19.42     22.15    24.63     25.66     25.09    25.44
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                          15.11     25.18    25.00     28.35     18.39     1.59(1)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                 259,338   330,014  362,603   448,144   440,965  434,371
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                        0.90      0.81     0.80      0.78      0.79     0.78(2)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                               1.74      1.87     1.13      0.71      0.70     0.68(2)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                      0.91      0.81     0.80      0.78      0.79     0.78(2)
------------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized.
(2)   Annualized.


                                                               FUND DETAILS | 23


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. SMALL COMPANY FUND
                                                                                                                        For the
                                                                                                                       six months
Per-share data                                                                     For fiscal periods ended               ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                     5/31/95    5/31/96   5/31/97   5/31/98   5/31/99   11/30/99
                                                                                                                       (unaudited)
Net asset value, beginning of period ($)                              21.40      22.02     26.20     26.04     27.68     21.54
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                           0.22       0.26      0.18      0.11      0.08     (0.00)(1)
   Net realized and unrealized gain (loss)
   on investment ($)                                                   2.13       6.96      2.00      5.58     (3.30)     5.93
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                   2.35       7.22      2.18      5.69     (3.22)     5.93
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                 .                        (0.21)     (0.26)    (0.21)    (0.14)    (0.08)    (0.01)
   Net realized gain ($)                                              (1.52)     (2.78)    (2.13)    (3.91)    (2.84)       --
Total distributions to shareholders ($)      .                        (1.73)     (3.04)    (2.34)    (4.05)    (2.92)    (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                    22.02      26.20     26.04     27.68     21.54     27.46
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                      12.28      35.48      9.49     23.37    (10.95)    27.54(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                             179,130    220,917   237,985   261,804   186,879   252,971
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                    0.90       0.90      0.90      0.97      1.02      1.00(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (%)                                    1.02       1.10      0.71      0.39      0.34      0.22(3)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                  1.12       1.03      1.03      1.03      1.02      1.00(3)
------------------------------------------------------------------------------------------------------------------------------------


(1)   Less than 0.01.
(2)   Not annualized.
(3)   Annualized.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                                                                                          For the
                                                                                                                         six months
Per-share data                                                                           For fiscal periods ended          ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           5/31/981        5/31/99       11/30/99
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                                                    10.00            12.57          12.17
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss) ($)                                                         (0.02)           (0.01)         (0.02)
   Net realized and unrealized gain (loss)
   on investment ($)                                                                         2.59            (0.08)          4.28
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                         2.57            (0.09)          4.26
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain ($)                                                                       --            (0.31)            --
Total distributions to shareholders ($)      .                                                 --            (0.31)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                          12.57            12.17          16.43
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                           25.70(2)         (0.49)          35.00(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                   188,932         286,082         442,122
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                                          1.19(3)         1.07           1.00(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (%)                                                         (0.37)(3)       (0.42)         (0.37)(3)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                        1.25(3)         1.07           1.00
------------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 6/16/97.
(2)   Not annualized.
(3)   Annualized.


24 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN TAX AWARE U.S. EQUITY FUND


Per-share data                                                                              For fiscal periods ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1997(1)      1998        1999
Net asset value, beginning of period ($)                                                       10.00        12.57       15.19
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                                                       0.06         0.08        0.10
   Net realized and unrealized gain
   on investment ($)                                                                            2.52         2.65        3.55
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                            2.58         2.73        3.65
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                                                   (0.01)      (0.11)      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                             12.57        15.19       18.73
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
   Total return (%)                                                                            25.83(2)     21.81       24.05
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                       25,649       76,924     163,075
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                                             0.85(3)      0.85        0.85
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                                    0.70(3)      0.63        0.58
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                           2.16(3)      1.09        0.90
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                                                    23           44          29
------------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 12/18/96.
(2)   Not annualized.
(3)   Annualized.


                                                               FUND DETAILS | 25

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. Each fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Disciplined Equity Fund .................... 811-07340 and 033-54632
J.P. Morgan U.S. Equity Fund ........................... 811-07340 and 033-54632
J.P. Morgan U.S. Small Company Fund .................... 811-07340 and 033-54632
J.P. Morgan U.S. Small Company Opportunities Fund ...... 811-07340 and 033-54632
J.P. Morgan Tax Aware U.S. Equity Fund ................. 811-07795 and 333-11125

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                                Distributor
J.P. Morgan Investment Management Inc.                 Funds Distributor, Inc.
522 Fifth Avenue                                       60 State Street
New York, NY 10036                                     Boston, MA 02109
1-800-521-5411                                         1-800-221-7930

                                J.P. MORGAN FUNDS



                    J.P. MORGAN TAX EXEMPT MONEY MARKET FUND








                       STATEMENT OF ADDITIONAL INFORMATION



                                  MARCH 1, 2000























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2000, FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND DATED NOVEMBER 30, 1999. THE PROSPECTUS AND THE FINANCIAL
STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT THEREON, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION:
J.P. MORGAN FUNDS (800) 221-7930.

                                Table of Contents


                                                                       Page



General...................................................................1
Investment Objective and Policies.........................................1
Investment Restrictions..................................................10
Trustees, Advisory Board and Officers....................................12
Investment Advisor.......................................................16
Distributor..............................................................18
Co-Administrator.........................................................18
Services Agent...........................................................19
Custodian and Transfer Agent.............................................20
Shareholder Servicing....................................................20
Financial Professionals..................................................21
Independent Accountants..................................................21
Expenses.................................................................21
Purchase of Shares.......................................................22
Redemption of Shares.....................................................22
Exchange of Shares.......................................................23
Dividends and Distributions..............................................23
Net Asset Value..........................................................24
Performance Data.........................................................24
Portfolio Transactions...................................................26
Massachusetts Trust......................................................27
Description of Shares....................................................28
Special Information Concerning
Investment Structure.....................................................30
Taxes....................................................................31
Additional Information...................................................33
Financial Statements.....................................................35
Appendix A - Description of Security Ratings............................A-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Tax Exempt Money Market Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Fund"). The other J.P. Morgan Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), an open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     The Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES


         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Portfolio as set forth in the Prospectus. The investment objective of the Fund and the investment objective of its corresponding Portfolio are identical. Accordingly, references below to the Portfolio also include the Fund; similarly, references to the Fund also include the Portfolio unless the context requires otherwise.


         The Fund is designed for investors who seek high current income consistent with the preservation of capital and same-day liquidity from a portfolio of high quality money market instruments. The Fund's investment objective is to maximize current income that is exempt from federal income tax consistent with the preservation of capital and same-day liquidity. The Fund attempts to achieve this objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks, have effective maturities of not more than thirteen months and earn interest wholly exempt from federal income tax in the opinion of bond counsel for the issuer. If attractive municipal obligations are not available, the Fund may hold cash rather than invest in taxable money market instruments. The Portfolio, however, may temporarily invest up to 20% of total assets in taxable securities in abnormal market conditions, for defensive purposes only. For purposes of this calculation, obligations that generate income that may be treated as a preference item for purposes of the alternative minimum tax shall not be considered taxable securities. See "Quality and Diversification Requirements." Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes."

Money Market Instruments

     A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

Tax Exempt Obligations

     The Fund may invest in tax exempt obligations to the extent consistent with the Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     Municipal  Notes.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

          Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

          Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

     The Fund may purchase securities of the type described above if they have effective maturities within thirteen months. As required by regulation of the Securities and Exchange Commission (the "SEC"), this means that on the date of acquisition the date the principal amount must be unconditionally paid (or if called for redemption, the redemption date on which the redemption payment must be made) must be within thirteen months or the maturity must be deemed to be no more than thirteen months because of a maturity shortening mechanism, such as a variable interest rate, coupled with a conditional or unconditional right to resell the investment to the issuer or a third party. See "Variable Rate Demand Notes" and "Puts." A substantial portion of the Fund's portfolio is subject to maturity shortening mechanisms consisting of variable interest rates coupled with unconditional rights to resell the securities to the issuers either directly or by drawing on a domestic or foreign bank letter of credit or other credit support arrangement. See "Foreign Investments."

          Puts. The Fund may purchase without limit municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

          Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes which are subject to puts at amortized cost. No value is assigned to the put. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. The Advisor would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisory will take into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         The Trust has been advised by counsel that the Fund will be considered the owner of the securities subject to the puts so that the interest on the securities is tax exempt income to the Fund. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.




Taxable Investments

         The Portfolio attempts to invest its assets in tax exempt securities and when investments are not available, may hold cash or may invest to a limited extent in taxable securities. While the Fund does not currently intend to invest in taxable securities, in abnormal market conditions for defensive purposes only, it may invest up to 20% of the value of its total assets in securities, the interest income on which may be subject to federal, state or local income taxes. The taxable investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds, and other obligations described in the Prospectus or this Statement of Additional Information.

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         Bank Obligations. The Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund, unless otherwise noted in the Prospectus or below, may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than 397 days. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 397 days from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Fund will be fully collateralized within the meaning of paragraph
(a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds, and other obligations described in the Prospectus or this Statement of Additional Information.




Additional Investments

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund and Portfolio to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

     Loans of Portfolio Securities. Subject to applicable investment restrictions, each Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to each Fund with respect to borrowers of its portfolio securities are similar to the risks to each Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Funds will not lend their securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Instruments. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third part at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolio will be that of holding the long-term bond, which may require the disposition of the bond which could be at a loss. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate,
(ii) the risk to the Fund will be that of holding a long-term bond, and (iii) the disposition of the bond may be required which could be at a loss.

Quality and Diversification Requirements

         The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         At the time the Fund invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in Morgan's opinion.

         For purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

         In order to attain its objective of maintaining a stable net asset value, the Fund will limit its investments to securities that present minimal credit risks and securities (other than New York State municipal notes) that are rated within the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, within one of the two highest ratings assigned to short-term debt securities) by at least two NRSROs or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with the criteria described above that security will be deemed to have the same rating as such other rated securities.

         In addition, the Board of Trustees has adopted procedures which (i) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months and (ii) require the Fund, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

         The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various credit support arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. The rating of credit-enhanced municipal obligations by a NRSRO may be based primarily or exclusively on the credit support arrangement.

INVESTMENT RESTRICTIONS

         The investment restrictions of the Fund and Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust, with respect to the Fund, and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.



         The Fund and its corresponding Portfolio:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Fund and its corresponding Portfolio:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities

(iii)May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

(iv) May not borrow money, except from banks for temporary, extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets, provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision, for example, facilitates the orderly sale of portfolio securities in the event of abnormally heavy redemption requests or in the event of redemption requests during periods of tight market supply. This provision is not for leveraging purposes.

(v) May not purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES, ADVISORY BOARD AND OFFICERS

Trustees

         The mailing address of the Trustees of the Trust, who are also the Trustees of each of the Portfolios and the other Master Portfolios, as defined below, is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:


         Frederick S. Addy -- Trustee; Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

     William G. Burns -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

     Arthur C. Eschenlauer -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

     Matthew Healey1 -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1993. His date of birth is August 23, 1937.

     Michael P. Mallardi -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.


         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Institutional Funds up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 are set forth below.

-------------------------------------- ------------------- ---------------------


                                                           TOTAL TRUSTEE
                                                           COMPENSATION ACCRUED
                                       AGGREGATE TRUSTEE   BY THE MASTER
                                       COMPENSATION        PORTFOLIOS(*), J.P.
                                       PAID BY THE TRUST   MORGAN INSTITUTIONAL
NAME OF TRUSTEE                        DURING 1999         FUNDS, J.P. MORGAN
                                                           SERIES TRUST AND THE
                                                          TRUST DURING 1999(***)
-------------------------------------- ------------------- ---------------------
-------------------------------------- ------------------- ---------------------

Frederick S. Addy, Trustee             $12,720             $75,000
-------------------------------------- ------------------- ---------------------
-------------------------------------- ------------------- ---------------------

William G. Burns, Trustee              $12,720             $75,000
-------------------------------------- ------------------- ---------------------
-------------------------------------- ------------------- ---------------------

Arthur C. Eschenlauer, Trustee         $12,720             $75,000
-------------------------------------- ------------------- ---------------------
-------------------------------------- ------------------- ---------------------

Matthew Healey, Trustee (**) Chairman  $12,720             $75,000
and Chief Executive Officer
-------------------------------------- ------------------- ---------------------
-------------------------------------- ------------------- ---------------------

Michael P. Mallardi, Trustee           $12,720             $75,000
-------------------------------------- ------------------- ---------------------


(*) Includes the Portfolio and 18 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment adviser.


(**) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


(***) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the J.P. Morgan Institutional Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund and the Portfolio during the indicated fiscal periods are set forth below:


Fund -- For the fiscal years ended August 31, 1997, 1998 and 1999: $37,100, $38,366 and $32,377. For the three months ended November 30, 1999: $6,927.

Portfolio -- For the fiscal years ended August 31, 1997, 1998 and 1999: $43,285, $53,097 and $46,121. For the three months ended November 30, 1999: $8,727.

Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Institutional Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

         Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

         John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

         Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

        James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.


Officers

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

     MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.


     JOHN P. COVINO - Vice President and Assistant Treasurer. Vice President and Treasury Group Manager of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     STEPHANIE D. PIERCE; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.

     CHRISTINE  ROTUNDO;  Assistant Treasurer.  Vice President,  Morgan
Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

     The Fund has not retained the services of an investment adviser because the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Effective October 1, 1998 the Portfolio's investment advisor is JPMIM. Prior to that date, Morgan was the Portfolio's investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 120 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 380 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolio is managed by employees of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% of the Portfolio's average daily net assets in excess of $1 billion.


         The Portfolio paid the following advisory fees to Morgan and JPMIM, as applicable, for the fiscal periods ended August 31, 1997, 1998 and 1999:
$2,267,159,  $2,710,567 and $3,052,997;  for the three months ended November 30,
1999: $760,119. See the Prospectus and below for applicable expense limitations.


         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Portfolio under the Advisory Agreement were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.


         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees, Members of the Advisory Board and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.


         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.


        For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.


         The table below sets forth the administrative fees paid to FDI for the fiscal period indicated.

Fund -- For the fiscal years ended August 31, 1997, 1998 and 1999: $35,390, $28,462 and $23,415. For the three months ended November 30, 1999: $5,493.

Portfolio -- For the fiscal years ended August 31, 1997, 1998 and 1999: $25,082, $24,913 and $20,175. For the three months ended November 30, 1999: $4,090.


SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.


         The table below sets forth the service fees paid to Morgan for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.

Fund -- For the fiscal years ended August 31, 1997, 1998 and 1999: $336,003, $354,364 and $391,466. For the three months ended November 30, 1999: $100,847.

Portfolio  -- For the  fiscal  years  ended  August  31,  1997,  1998 and  1999:
$397,340,  $502,654 and $542,467.  For the three months ended November 30, 1999:
$128,236.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Effective August 1, 1998 under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.25% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders. See the Prospectus and below for applicable expense limitations.


         The Fund paid the following shareholder servicing fees to Morgan for the fiscal periods indicated: For the fiscal years ended August 31, 1997, 1998 and 1999: $1,607,959, $1,907,080 and $3,715,230, respectively; for the three months ended November 30, 1999: $1,003,173. See "Expenses" in the Prospectus and below for applicable expense limitations.

     As  discussed  under  "Investment  Advisor,"  until  March  11,  2000,  the
Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the sections of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.


         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.




FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or Morgan.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees, Members of the Advisory Board and Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, costs associated with their registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include custodian fees and brokerage expenses.

PURCHASE OF SHARES

         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio;
(ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus. Shareholders redeeming shares of the Fund should be aware that the Fund attempts to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that it will be able to continue to do so, and in that case the net asset value of the Fund's shares might deviate from $1.00 per share.
Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         If the Trust, on behalf of the Fund, and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from the Fund into shares of any other J.P. Morgan Institutional or J.P. Morgan mutual fund, without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Fund and Portfolio would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. On any business day when the Bond Market Association ("BMA") recommends that the securities market close early, the Fund reserves the right to cease accepting purchase and redemption orders for same business day credit at the time BMA recommends that the securities market close. On days the Fund closes early, purchase and redemption orders received after the fund closes will be credited the next business day. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio in valuing its assets.

         The Portfolio's portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing the Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to the Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. See "Taxes."

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

         Yield Quotations. As required by regulations of the SEC, current yield for the Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The tax equivalent yield is computed by first computing the yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes is determined. This portion of the yield is then divided by one minus the stated assumed federal income tax rate for individuals and then added to the portion of the yield that is not attributable to securities, the income of which was tax exempt.


     Historical yield information for the period ended November 30, 1999 is as follows: 7-day current yield: 3.29%; 7-day tax equivalent yield at 39.60% tax rate: 5.45%; 7-day effective yield: 3.34%.


         Total Return Quotations. Historical performance information for the periods prior to the establishment of the Fund will be that of its corresponding free-standing predecessor fund and will be presented in accordance with applicable SEC Staff interpretations.


     Historical return information for the Fund for the period ended November 30, 1999 is as follows: Average annual total return, 1 year: 2.78%; Average annual total return, 5 years: 3.16%; average annual total return, 10 years:
3.29%;  aggregate total return, 1 year: 2.78%;  aggregate total return, 5 years:
16.84%; aggregate total return, 10 years: 38.29%.


         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective. See "Investment Objective and Policies--Portfolio Turnover." The Portfolio will not seek profits through short-term trading, but the Portfolio may dispose of any portfolio security prior to its maturity if it believes such disposition is appropriate even if this action realizes profits or losses.

         In connection with portfolio transactions for the Portfolio, the Advisor intends to seek the best price and execution on a competitive basis for both purchases and sales of securities.

         The Portfolio has a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments which the Portfolio makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolio.


         Subject to the overriding objective of obtaining best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.



         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P. Morgan Funds," and the Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 18 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

         As of January 31, 2000, the following owned of record more than 5% of the outstanding shares of the Fund: Kingsley & Co./JPM Asset Sweep Fund Omnibus Account (70.35%).

         The address of the owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York, 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in the Fund's prospectus.

         Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.


         For federal income tax purposes, the fund had capital loss carryforwards for the periods indicated: For the fiscal year ended November 30, 1999, $502,327, of which $8,529 expires in the year 2003, $236,412 expires in
2004 and $257,386 expire in 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.


         Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Fund are not eligible for the dividends received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         To maintain a constant $1.00 per share net asset value, the Trustees of the Trust may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. Subject to certain limited exceptions, capital losses cannot be used to offset ordinary income. See "Net Asset Value."

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or straddle rules are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in a Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced by securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 (or any successor form) is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Fund, J.P. Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and 1940 Act and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS


         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from the Fund's November 30, 1999 annual report filing made with the SEC on February 7, 2000 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000912057-00-004064). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411. The Fund's financial statements include the financial statements of the Portfolio.

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         - Leading market positions in well established industries.
         - High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.




--------
1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

                                J.P. MORGAN FUNDS


                       J.P. MORGAN PRIME MONEY MARKET FUND
                      J.P. MORGAN FEDERAL MONEY MARKET FUND










                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2000




















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2000 FOR THE FUND OR FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 1999 (FOR THE FEDERAL MONEY MARKET FUND) AND NOVEMBER 30, 1999 (FOR THE PRIME MONEY MARKET
FUND). THE PROSPECTUS AND THESE FINANCIAL STATEMENTS FOR THE FUNDS LISTED ABOVE, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS THEREON, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN FUNDS
(800) 221-7930.

                                Table of Contents


                                                                       Page



General...................................................................1
Investment Objectives and Policies........................................1
Investment Restrictions...................................................9
Trustees, Advisory Board and Officers....................................11
Investment Advisor.......................................................15
Distributor..............................................................17
Co-Administrator.........................................................18
Services Agent...........................................................19
Custodian and Transfer Agent.............................................20
Shareholder Servicing....................................................20
Financial Professionals. . . . . . . . . . . . . . . ....................21
Independent Accountants..................................................22
Expenses.................................................................22
Purchase of Shares.......................................................23
Redemption of Shares.....................................................24
Exchange of Shares.......................................................24
Dividends and Distributions..............................................25
Net Asset Value..........................................................25
Performance Data.........................................................26
Portfolio Transactions...................................................27
Massachusetts Trust......................................................29
Description of Shares....................................................30
Special Information Concerning
Investment Structure. . . . . . . . . . . . .  . . . ....................31
Taxes....................................................................33
Additional Information...................................................36
Financial Statements.....................................................37
Appendix A - Description of Security Ratings............................A-1





GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Prime Money Market Fund and the J.P. Morgan Federal Money Market Fund (each, a "Fund" and collectively, the "Funds"). Each Fund is a series of shares of beneficial interest of the J.P. Morgan Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Fund"). The other J.P. Morgan Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of each of the Funds and provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES


         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Portfolio as set forth in the applicable Prospectus. The investment objectives of each Fund and the investment objectives of its corresponding Portfolio are identical. Accordingly, references below to a Portfolio also include the corresponding Fund; similarly, references to a Fund also include the corresponding Portfolio unless the context requires otherwise.


         J.P. Morgan Prime Money Market Fund (the "Prime Money Market Fund") is designed for investors who seek high current income consistent with the preservation of capital and same day liquidity from a portfolio of high quality money market instruments. The Prime Money Market Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity. The Prime Money Market Fund attempts to achieve this objective by investing all of its investable assets in The Prime Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Prime Money Market Fund.

         The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Portfolio's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

         J.P. Morgan Federal Money Market Fund (the "Federal Money Market Fund") is designed for investors who seek high current income consistent with the preservation of capital and same day liquidity from a portfolio of high quality money market instruments. The Federal Money Market Fund's investment objective is to provide current income, consistent with the preservation of capital and same-day liquidity. The Federal Money Market Fund attempts to accomplish this objective by investing all of its investable assets in The Federal Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Federal Money Market Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. Treasury securities and in obligations of certain U.S. Government agencies, as described in this Statement of Additional Information that have effective maturities of not more than thirteen months. See "Quality and Diversification Requirements."

Money Market Instruments

     A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         Foreign Government Obligations. The Prime Money Market Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. See "Foreign Investments." These securities must be denominated in the U.S. dollar.

         Bank Obligations. The Prime Money Market Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Prime Money Market Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Prime Money Market Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. The Prime Money Market Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Prime Money Market Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Prime Money Market Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Prime Money Market Fund to be liquid because they are payable upon demand. The Prime Money Market Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

     Asset-backed Securities. The Prime Money Market Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will any Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Federal Money Market Fund may only enter into repurchase agreements involving U.S. Treasury securities and Permitted Agency Securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. Each Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         The Prime Money Market Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.

Foreign Investments

         The Prime Money Market Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Additional Investments

       Municipal Bonds. The Prime Money Market Fund may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The Prime Money Market Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.

       When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

         Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

     Loans of Portfolio Securities. Subject to applicable investment restrictions, each Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to each Fund with respect to borrowers of its portfolio securities are similar to the risks to each Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Funds will not lend their securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Prime Money Market Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire any illiquid holdings if, as a result thereof, more than 10% of a Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Funds. The price the Funds pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Prime Money Market Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Instruments. The Prime Money Market Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities".



Quality and Diversification Requirements

         Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         At the time any of the Funds invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in Morgan's opinion.

     Prime Money Market Fund. In order to achieve its investment objective and maintain a stable net asset value, the Prime Money Market Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

         In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Fund of securities (other than U.S. Government securities) that are unrated; (ii) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 397 days; and (iii) require the Fund, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

     Federal Money Market Fund. In order to achieve its investment objective and maintain a stable net asset value, the Federal Money Market Fund will limit its investments to direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and certain U.S. Government agency securities with remaining maturities of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Prime Money Market Fund and the Federal Money Market Fund and their corresponding Portfolios:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. In the case of Prime Money Market Fund, this restriction does not apply to instruments considered to be domestic bank money market instruments.

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions - Prime Money Market Fund and Federal Money Market Fund. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Portfolios and may be changed by their Trustees. These non-fundamental investment policies require that the Funds and their corresponding Portfolios:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

(iv) The Prime Money Market Fund may not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

(v) The Federal Money Market Fund may not borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's or the Portfolio's total assets, respectively; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the
Advisor may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES, ADVISORY BOARD AND OFFICERS

Trustees

         The mailing address of the Trustees of the Trust, who are also the Trustees of each of the Portfolios and the other Master Portfolios, as defined below, is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

         Frederick S. Addy -- Trustee; Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

     William G. Burns -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

         Arthur  C.  Eschenlauer  --  Trustee;   Retired;   Former  Senior  Vice
President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

     Matthew Healey1 -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1993. His date of birth is August 23, 1937.

     Michael P. Mallardi -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.


         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Institutional Funds up to and including creating a separate board of trustees.

Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 are set forth below.

--------------------------------- ------------------ ---------------------------


                                                     TOTAL TRUSTEE COMPENSATION
                                  AGGREGATE TRUSTEE  ACCRUED BY THE MASTER
                                  COMPENSATION       PORTFOLIOS(*), J.P. MORGAN
                                  PAID BY THE TRUST  INSTITUTIONAL FUNDS, J.P.
                                  DURING 1999        MORGAN SERIES TRUST AND THE
                                  --------------     TRUST DURING 1999(***)-----
NAME OF TRUSTEE
--------------------------------- ------------------ ---------------------------
--------------------------------- ------------------ ---------------------------

Frederick S. Addy, Trustee        $12,720            $75,000
--------------------------------- ------------------ ---------------------------
--------------------------------- ------------------ ---------------------------

William G. Burns, Trustee         $12,720            $75,000
--------------------------------- ------------------ ---------------------------
--------------------------------- ------------------ ---------------------------

Arthur C. Eschenlauer, Trustee    $12,720            $75,000
--------------------------------- ------------------ ---------------------------
--------------------------------- ------------------ ---------------------------

Matthew Healey, Trustee (**)      $12,720            $75,000
  Chairman and Chief Executive
  Officer
--------------------------------- ------------------ ---------------------------
--------------------------------- ------------------ ---------------------------

Michael P. Mallardi, Trustee      $12,720            $75,000
--------------------------------- ------------------ ---------------------------


(*) Includes the Portfolios and 17 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment adviser.


(**) During 1999,  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


(***) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the J.P. Morgan Institutional Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The J.P. Morgan Family of Funds (formerly The Pierpont Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal periods are set forth below:


Prime Money Market Fund -- For the fiscal years ended November 30, 1997, 1998, and 1999: $80,429, $75,613 and $57,054.

The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1997, 1998 and 1999: $143,027, $173,032 and $228,328.

Federal Money Market Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $8,221, $10,963 and $14,921.

The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $12,004, $25,893 and $36,961.

Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Institutional Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:


         Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

         John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

         Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

         James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.


Officers

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.


     JOHN P. COVINO - Vice President and Assistant Treasurer. Vice President and Treasury Group Manager of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.

     JACQUELINE HENNING (of The Prime Money Market Portfolio only); Assistant Secretary and Assistant Treasurer of the Portfolio only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 27, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     STEPHANIE D. PIERCE; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Effective October 1, 1998 each Portfolio's investment advisor is JPMIM. Prior to that date, Morgan was the investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 120 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 380 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolios are managed by employees of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of 0.20% of each Portfolio's average daily net assets up to $1 billion and 0.10% of each Portfolio's average daily net assets in excess of $1 billion.


         The table below sets forth for each Portfolio listed the advisory fees paid to Morgan and JPMIM, as applicable, for the fiscal periods indicated.

The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1997, 1998 and 1999: $5,063,662, $7,199,733 and $13,226,942.

The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $659,707, $1,736,610 and $2,858,791.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Portfolio under the Advisory Agreement were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.


         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see
"Trustees, Members of the Advisory Board and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.


         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.


         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.


Prime Money Market Fund --For fiscal years ended November 30, 1997, 1998 and 1999: $70,148, $56,434 and $42,493, respectively.

The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1997, 1998 and 1999: $96,662, $115,137 and $147,749, respectively.

Federal Money Market Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $6,930, $8,273 and $10,975, respectively.

The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $6,218, $12,377 and $16,872, respectively.


SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, each of the Funds and the Portfolios has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and below for applicable expense limitations.


Prime Money Market Fund --For the fiscal years ended November 30, 1997, 1998 and 1999: $700,635, $756,083 and $751,623.

The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1997, 1998 and 1999: $1,256,131, $1,788,454 and $3,127,566.

Federal Money Market Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $68,154, $109,192 and $191,101.

The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $101,963, $264,799 and $480,385.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Funds' transfer agent; and providing other related services.

         Effective August 1, 1998 under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.25% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent).
Morgan acts as shareholder servicing agent for all shareholders.

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.


Prime Money Market Fund -- For the fiscal years ended November 30, 1997, 1998 and 1999: $3,262,834, $4,667,059 and $7,303,649.

Federal Money Market Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $330,316, $682,629 and $1,849,530.

     As  discussed  under  "Investment  Advisor,"  until  March  11,  2000,  the
Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the sections of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.


         The Funds may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees, Members of the Advisory Board and Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, costs associated with their registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include custodian fees and brokerage expenses. For additional information regarding waivers or expense subsidies, see the Prospectus.


         J.P. Morgan has agreed that it will reimburse the Fund noted below until February 28, 2001 to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rate of the Fund's average daily net assets.

         Federal Money Market Fund:                                    0.55%


          This   limits   does   not   cover   extraordinary    expenses.   This
reimbursement/waiver arrangement will continue through at least February 28, 2001.

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


Federal Money Market Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $267,752, $317,094 and $122,559.

The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $250,377, $415,825 and $63,027.


PURCHASE OF SHARES

         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus. Shareholders redeeming shares of the Funds should be aware that the Funds attempt to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that they will be able to continue to do so, and in that case the net asset value of the Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of the Federal Money Market Fund and its corresponding Portfolio have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Funds and their corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of such Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any Fund into shares of any other J.P. Morgan or J.P. Morgan Institutional mutual fund, without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Each Fund generally intends to pay redemption proceeds in cash, however, since it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Funds and their corresponding Portfolios would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. On any business day when the Bond Market Association ("BMA") recommends that the securities market close early, the Funds reserve the right to cease accepting purchase and redemption orders for same business day credit at the time BMA recommends that the securities market close. On days the Funds close early, purchase and redemption orders received after the Funds close will be credited the next business day. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

         The Portfolios' portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing a Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. See "Taxes."

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

         Yield Quotations. As required by regulations of the SEC, current yield for the Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

         Below is set forth historical yield information for the periods indicated:


     Prime Money Market Fund (11/30/99): 7-day current yield: 5.33%; 7-day effective yield: 5.48%.

     Federal Money Market Fund (10/31/99): 7-day current yield: 4.87%; 7-day effective yield: 4.99%.


         Total Return Quotations. Historical performance information for periods prior to the establishment of the Prime Money Market Fund will be that of its corresponding free-standing predecessor fund and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for each Fund or its predecessor for the periods indicated:


Prime Money Market Fund (11/30/99): Average annual total return, 1 year: 4.88%; average annual total return, 5 years: 5.33%; average annual total return, 10 years: 5.14%; aggregate total return, 1 year: 4.88%; aggregate total return, 5 years: 29.63%; aggregate total return, 10 years: 65.07%.

Federal  Money Market Fund  (10/31/99):  Average  annual total  return,  1 year:
4.66%; average annual total return, 5 years: 5.12%; average annual total return, 10 years: N/A; commencement of operations (January 4, 1993) to period end:
4.56%;  aggregate total return, 1 year: 4.66%;  aggregate total return, 5 years:
28.37%; aggregate total return, 10 years: N/A; aggregate total return, commencement of operations (January 4, 1993) to period end: 35.52%.


         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for the Portfolios will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies."

         In connection with portfolio transactions for the Portfolios, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         The Portfolios have a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Portfolios make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolios.


         Subject to the overriding objective of obtaining best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


          On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective May 12, 1997, the name of "The Money Market Portfolio" was changed to "The Prime Money Market Portfolio". Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P.
Morgan Funds", and each Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of a Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.


         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.


         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 18 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

         As of January 31, 2000, the following owned of record, or to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

Prime Money Market Fund: Kingsley & Co./JPM Asset Sweep Fund Omnibus Account (39.68%).

Federal Money Market Fund: Kingsley & Co./JPM Asset Sweep Fund Omnibus Account (73.32%).

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in each Fund's prospectus.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.


         For federal income tax purposes, the following funds had capital loss carryforwards for the periods indicated:

Prime Money Market Fund: For the fiscal year ended November 30, 1999, $209,528, of which $56,817 will expire in the year 2005, $24,423 will expire in 2006 and $128,288 will expire in 2007.

Federal Money Market Fund: For the fiscal year ended October 31, 1999, $36,706, of which $581 will expire in the year 2006 and $36,125 will expire in 2007.


         To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

         Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         To maintain a constant $1.00 per share net asset value, the Trustees of the Trust may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of a Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. Subject to certain limited exceptions, capital losses cannot be used to offset ordinary income. See "Net Asset Value."

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or straddle rules are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in a Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 (or any successor form) is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         The following financial statements and the report thereon of PricewaterhouseCoopers LLP of each Fund are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.


--------------------------------------- ----------------------------------------


                                        Date of Annual Report; Date Annual
Name of Fund                            Report Filed; Accession Number
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------

J.P. Morgan Prime Money Market Fund     11/30/99;
                                        2/7/00;
                                        0000912057-00-004082
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------

J.P. Morgan Federal Money Market Fund   10/31/99;
                                        1/3/00;
                                        0000912057-00-000038
--------------------------------------- ----------------------------------------

         APPENDIX A

         Description of Security Ratings

         STANDARD & POOR'S

         Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa            - Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -    Leading market positions in well established industries.
         -    High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2- MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.







--------
1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

                                J.P. MORGAN FUNDS




                      J.P. MORGAN INTERNATIONAL EQUITY FUND
                    J.P. MORGAN EMERGING MARKETS EQUITY FUND
                  J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND
                        J.P. MORGAN EUROPEAN EQUITY FUND



                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2000

























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2000 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 1999 (FOR THE INTERNATIONAL EQUITY AND EMERGING MARKETS EQUITY FUNDS) AND NOVEMBER 30, 1999 (FOR THE INTERNATIONAL OPPORTUNITIES AND EUROPEAN EQUITY FUNDS). THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS THEREON, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION:
J.P. MORGAN FUNDS (800)221-7930.

                                Table of Contents


                                                                         Page


General...................................................................1
Investment Objective and Policies.........................................1
Investment Restrictions...................................................20
Trustees and Advisory Board...............................................22
Officers..................................................................25
Investment Advisor........................................................27
Distributor...............................................................30
Co-Administrator..........................................................30
Services Agent............................................................31
Custodian and Transfer Agent..............................................32
Shareholder Servicing.....................................................33
Financial Professionals...................................................34
Independent Accountants...................................................34
Expenses..................................................................35
Purchase of Shares........................................................36
Redemption of Shares......................................................37
Exchange of Shares........................................................37
Dividends and Distributions...............................................38
Net Asset Value...........................................................38
Performance Data..........................................................39
Portfolio Transactions....................................................41
Massachusetts Trust.......................................................43
Description of Shares.....................................................44
Special Information Concerning Investment Structure.......................46
Taxes.....................................................................47
Additional Information....................................................51
Financial Statements......................................................52
Appendix A - Description of Security Ratings.............................A-1

GENERAL

     This Statement of Additional Information relates only to the J.P. Morgan International Equity Fund, the J.P. Morgan Emerging Markets Equity Fund, the J.P. Morgan International Opportunities Fund and the J.P. Morgan European Equity Fund (collectively, the "Funds"). Each of the Funds is a separate series of shares of beneficial interest of the J.P. Morgan Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "J.P. Morgan Fund"). The other J.P. Morgan Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. The J.P. Morgan Funds operate through a two-tier master-feeder investment fund structure. Formerly, the J.P. Morgan International Equity Fund operated as a free-standing mutual fund and not through the master-feeder structure. Where indicated in this Statement of Additional Information, historical information for this Fund includes information for its predecessor entity.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Funds seek to achieve their investment objectives by investing all of their investable assets in separate Master Portfolios (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES


         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Portfolio as set forth in the applicable Prospectus. The investment objectives of each Fund and the investment objectives of its corresponding Portfolio are identical. Accordingly, references below to a Portfolio also include the corresponding Fund; similarly, references to a Fund also include the corresponding Portfolio unless the context requires otherwise.


     The J.P. Morgan International Equity Fund (the "International Equity Fund") is designed for investors with a long term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index (the "EAFE Index"). The International Equity Fund's investment objective is to provide high total return from a portfolio of equity securities of foreign corporations. The International Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The International Equity Portfolio (the "International Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the International Equity Fund.

         The International Equity Portfolio seeks to achieve its investment objective by investing primarily in the equity securities of foreign corporations. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the International Equity Portfolio expects to invest at least 65% of its total assets in such securities. The International Equity Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

         Investment Process for the International Equity Portfolio

         Country allocation: JPMIM's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks. Using a proprietary approach, JPMIM calculates this risk premium for each of the nations in the International Equity Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, JPMIM analyzes a variety of qualitative factors as well, including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. JPMIM places limits on the total size of the International Equity Portfolio's country over- and under-weightings relative to the EAFE Index.

         Stock selection: JPMIM's more than 90 international equity analysts, each an industry and country specialist with an average of nearly ten years of experience, forecast normalized earnings and dividend payouts for roughly 1,200 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the purchases in the stocks deemed most undervalued, and to keep sector weightings close to those of the EAFE Index, the International Equity Portfolio's benchmark. Once a stock falls into the bottom half of the rankings, it generally becomes a candidate for sale. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

         Currency management: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Equity Portfolio's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Equity Portfolio's investment strategy.

         The J.P. Morgan Emerging Markets Equity Fund (the "Emerging Markets Equity Fund") is designed for investors with a long term investment horizon who want exposure to the rapidly growing emerging markets. The Emerging Markets Equity Fund's investment objective is to achieve a high total return from a portfolio of equity securities of companies in emerging markets. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Emerging Markets Equity Portfolio (the "Emerging Markets Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the Emerging Markets Equity Fund.

         The Emerging Markets Equity Portfolio seeks to achieve its investment objective by investing primarily in Equity Securities of emerging markets issuers. Under normal circumstances, the Emerging Markets Equity Portfolio expects to invest at least 65% of its total assets in such securities. The fund may also invest up to 20% in debt securities of emerging markets issuers. The Emerging Markets Equity Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.

         Investment Process for the Emerging Markets Equity Portfolio

         Country allocation: JPMIM's country allocation decision begins with a forecast of the expected return of each market in the Emerging Markets Equity Portfolio's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. JPMIM then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Emerging Markets Equity Portfolio's benchmark, the MSCI Emerging Markets Free Index, while those that rank poorly are underweighted.

         Stock selection: JPMIM's 25 emerging markets equity analysts, each an industry specialist, monitor a universe of approximately 325 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Emerging Markets Equity Portfolio's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of JPMIM's rankings.

         J.P. Morgan International Opportunities Fund (the "International Opportunities Fund") is designed for long-term investors who want to invest in an actively managed portfolio of common stocks and other equity securities of
non-U.S. companies, including companies located in emerging markets. The International Opportunities Fund's investment objective is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The International Opportunities Fund attempts to achieve its investment objective by investing all of its investable assets in The International Opportunities Portfolio (the "International Opportunities Portfolio"), a diversified open-end management investment company having the same investment objective as the International Opportunities Fund.

         The International Opportunities Portfolio seeks to achieve its investment objective by investing primarily in Equity Securities of non-U.S. issuers in developed and developing countries. Under normal circumstances, the International Opportunities Portfolio expects to invest at least 65% of its total assets in such securities. The International Opportunities Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

         Investment Process for the International Opportunities Portfolio

         Stock selection: JPMIM's approximately 90 international equity analysts and 23 emerging markets equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for roughly 1,200 non-U.S. companies, taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the International Opportunities Portfolio's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of JPMIM's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

         Currency management: JPMIM actively manages the currency exposure of the International Opportunities Portfolio's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Opportunities Portfolio's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Opportunities Portfolio's investment strategy.

         Country allocation (developed countries): The International Opportunities Portfolio's country weightings primarily result from its stock selection decisions and may vary significantly from the MSCI All Country World Index Free (ex-U.S.), the International Opportunities Portfolio's benchmark.

         The J.P. Morgan European Equity Fund (the "European Equity Fund") is designed for investors who want an actively managed portfolio of European Equity Securities that seeks to outperform the MSCI Europe Index which is comprised of more than 600 companies in 14 European countries. The European Equity Fund's investment objective is to provide high total return from a portfolio of European company stocks. The European Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The European Equity Portfolio (the "European Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the European Equity Fund.

         The European Equity Portfolio seeks to achieve its investment objective by investing primarily in Equity Securities of European companies. Under normal circumstances, the European Equity Portfolio expects to invest at least 65% of its total assets in Equity Securities. The European Equity Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of European countries render investments in such countries inadvisable.

         Investment Process for the European Equity Portfolio

         Stock selection: Various models are used to quantify JPMIM's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The European Equity Portfolio's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors including: catalysts that could trigger a change in a stock's price, potential reward compared to potential risk and temporary mispricings caused by market overreactions.

         Country allocation: The European Equity Portfolio's country weightings primarily result from its stock selection decisions and may vary significantly from the MSCI Europe Index, the European Equity Portfolio's benchmark. In addition, JPMIM makes active allocations to certain countries. For example, currently country weightings in continental Europe result from individual stock selection decisions. With regards to the United Kingdom, the Advisor makes an active country allocation decision. The Advisor, based on changing market conditions and experienced judgment, may from time to time adjust the extent to which country weighting is based on stock selection and active country allocation.

Equity Investments

         The Portfolios invest primarily in Equity Securities. The Equity Securities in which the Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

     Equity Securities. The Equity Securities in which the Portfolios may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

         The Portfolios may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments

         The Portfolios make substantial investments in foreign countries. Investors should realize that the value of the Portfolios' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolios' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by domestic companies.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United
States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Portfolios may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Portfolios' currency exposure related to foreign investments.

         The Portfolios may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolios investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Portfolios investments in such countries illiquid and more volatile than investments in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Foreign Currency Exchange Transactions. Because the Portfolios buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Portfolios may enter from time to time into foreign currency exchange transactions. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Portfolios may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Advisor may reduce a Portfolio's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Portfolios may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S.
dollars or may involve two foreign currencies.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         Sovereign and Corporate Debt Obligations. The Emerging Markets Equity Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         Brady Bonds. The Emerging Markets Equity Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         Obligations of Supranational Entities. The Emerging Markets Equity Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Investment in Lower Rated Obligations.

         While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's credit analysis.

         Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio holdings for purposes of determining the Fund's net asset value.

Money Market Instruments

         Although the Portfolios intend under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, each Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. The Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Portfolios appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Portfolios may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. Each of the Portfolios, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         Bank Obligations. Each of the Portfolios may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolios will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Portfolios may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. Each of the Portfolios may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolios invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolios will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest, and the Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Portfolio may be delayed or limited.

         Each of the Portfolios may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

         Corporate Bonds and Other Debt Securities. Each of the Portfolios may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

          Asset-backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Additional Investments


         When-Issued and Delayed Delivery Securities. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Portfolio may be disadvantaged if the other party to the transaction defaults.


         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolio to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made,
(i)not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.


         The Securities and Exchange Commission ("SEC") has granted the Portfolio an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets forth the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.


         Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.


         Loans of Portfolio Securities. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, Member of the Advisory Board, employee or other affiliate of the Portfolios, the Advisor or the Distributor, unless otherwise permitted by applicable law.


         Privately Placed and Certain Unregistered Securities. A Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the Portfolio's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolios may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Portfolio. The price a Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Portfolios may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.


Quality and Diversification Requirements

         Each of the Portfolios intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Portfolio: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Portfolios will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Portfolios may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         Exchange Traded and OTC Options. All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         Provided that a Portfolio has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Portfolio may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Futures Contracts and Options on Futures Contracts. The Portfolios may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Portfolios may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


Asset  Coverage  for Futures  Contracts  and  Options  Positions.  Although  the
Portfolios will not be commodity pools, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in such derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


         In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. Swaps and Related Swap Products

         Each of the Portfolios may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Portfolio will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Portfolio is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Portfolio, payments by the parties will be exchanged on a "net basis", and a Portfolio will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Portfolio's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Portfolio's potential loss if it sells a cap or collar. If the Portfolio buys a cap, floor or collar, however, the Portfolio's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Portfolio will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Portfolio or that a Portfolio may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so.
Such occurrences could result in losses to a Portfolio.

         The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Portfolio will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Portfolio's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Portfolio's accrued obligations under the agreement.

         Each Portfolio will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Portfolio will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Portfolio's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Portfolio may engage in such transactions.

Risk Management

         The  Portfolios  may employ  non-hedging  risk  management  techniques.
Examples of risk management strategies include synthetically altering a portfolio's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


The International Equity Portfolio (International Equity Fund) For the fiscal year ended October 31, 1998: 74%. For the fiscal year ended October 31, 1999:
70%.

The Emerging Markets Equity Portfolio (Emerging Markets Equity Fund) For the fiscal year ended October 31, 1998: 44%. For the fiscal year ended October 31, 1999: 87%.

The International Opportunities Portfolio (International Equity Fund) For the fiscal year ended November 30, 1998: 143%. For the fiscal year ended November 30, 1999: 80%.

The European Equity Portfolio (European Equity Fund) For the period January 1, 1998 through November 30, 1998: 99%. For the fiscal year ended November 30, 1999: 68%


INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         Each Fund and its corresponding Portfolio:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Funds and their
corresponding   Portfolios  and  may  be  changed  by  their   Trustees.   These
non-fundamental investment policies require that the Funds and their corresponding Portfolios:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND ADVISORY BOARD

Trustees

         The mailing address of the Trustees of the Trust, who are also the Trustees of each of the Portfolios and the other Master Portfolios, as defined below, is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

     Frederick S. Addy -- Trustee; Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

     William G. Burns -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

         Arthur  C.  Eschenlauer  --  Trustee;   Retired;   Former  Senior  Vice
President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

     Matthew Healey1 -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1993. His date of birth is August 23, 1937.

     Michael P. Mallardi -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.


         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Institutional Funds up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 are set forth below.


-------------------------------- ------------------- ---------------------------


                                                     TOTAL TRUSTEE COMPENSATION
                                 AGGREGATE TRUSTEE   ACCRUED BY THE MASTER
                                 COMPENSATION        PORTFOLIOS *, J.P. MORGAN
                                 PAID BY THE TRUST   INSTITUTIONAL FUNDS, J.P.
                                 DURING 1999         MORGAN SERIES TRUST AND THE
                                 -------------       TRUST DURING 1999 **
NAME OF TRUSTEE
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------

Frederick S. Addy, Trustee       $12,720             $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------

William G. Burns, Trustee        $12,720             $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------

Arthur C. Eschenlauer, Trustee   $12,720             $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------

Matthew Healey, Trustee ***      $12,720             $75,000
  Chairman and Chief Executive
  Officer
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------

Michael P. Mallardi, Trustee     $12,720             $75,000
-------------------------------- ------------------- ---------------------------


* Includes the Portfolios and 15 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment advisor.

** No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Institutional Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.


*** During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group by each Fund and its corresponding Portfolio during the indicated fiscal periods are set forth below:


International Equity Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $6,713, $3,379 and $1,398, respectively.

International Equity Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $32,439, $18,453 and $9,765, respectively.

Emerging Markets Equity Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $2,169, $1,387 and $622, respectively.

Emerging Markets Equity Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $34,045, $11,566 and $3,334, respectively.

International   Opportunities   Fund  --  For  the  period   February  26,  1997
(commencement of operations) through November 30, 1997: $1,143. For the fiscal years ended November 30, 1998 and 1999: $2,225 and $1,073, respectively.

International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $5,110. For the fiscal years ended November 30, 1998 and 1999: $13,264, and $6,949, respectively.

European Equity Fund -- For the fiscal year ended December 31, 1997: $117. For the period January 1, 1998 through November 30, 1998: $336. For the fiscal year ended November 30, 1999: $274.

European  Equity  Portfolio  -- For the fiscal  year ended  December  31,  1997:
$21,837. For the period January 1, 1998 through November 30, 1998: $738. For the fiscal year ended November 30, 1999: $498.
Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Institutional Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

         Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

         John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

         Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

         James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.


OFFICERS

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolios. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.


     MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

     JOHN P. COVINO; Vice President and Assistant Treasurer. Vice President and Treasury Group Manager of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolios only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 27, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.


     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     STEPHANIE D. PIERCE; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.


     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.


     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Funds have not retained the services of an investment advisor because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolios' Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. Prior to October 1, 1998, Morgan was each Portfolio's investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.

         J.P. Morgan has a long history of service as advisor, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 120 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 380 capital market researchers, portfolio managers and traders.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."


         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolios in which the Funds invest are currently: The International Equity Portfolio -- EAFE; The Emerging Markets Equity Portfolio -- MSCI Emerging Markets Free Index; The International Opportunities Portfolio -- MSCI All Country World Index Free (ex-U.S.); The European Equity Portfolio - MSCI Europe Index.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.


         The Portfolios are managed by employees of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

International Equity: .60%

Emerging Markets Equity: 1.00%

International Opportunities: .60%

European Equity: .65%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal period indicated. See the Funds' financial statements which are incorporated herein by reference.


International  Equity  Portfolio -- For the fiscal year ended  October 31, 1997:
$5,305,885. For the fiscal year ended October 31, 1998: $3,581,301. For the fiscal year ended October 31, 1999: $2,881,754.

Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1997:
$9,422,758. For the fiscal year ended October 31, 1998: $3,584,676. For the fiscal year ended October 31, 1999: $1,648,556.

International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $904,113. For the fiscal year ended November 30, 1998: $2,687,804. For the fiscal year ended November 30, 1999: $2,133,208.

European  Equity  Portfolio  -- For the fiscal  year ended  December  31,  1997:
$3,879,040. For the period January 1, 1998 through November 30, 1998: $166,971. For the fiscal year ended November 30, 1999: $163,353.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."


         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Portfolio under the Advisory Agreement were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.


     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.


         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.


         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.


         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


International Equity Fund -- For the fiscal year ended October 31, 1997: $5,802. For the fiscal year ended October 31, 1998: $2,482. For the fiscal year ended October 31, 1999: $1,009.


International  Equity  Portfolio -- For the fiscal year ended  October 31, 1997:
$21,379. For the fiscal year ended October 31, 1998: $11,630. For the fiscal year ended October 31, 1999: $6,065.

Emerging  Markets  Equity  Fund -- For the fiscal year ended  October 31,  1997:
$1,882. For the fiscal year ended October 31, 1998: $997. For the fiscal year ended October 31, 1999: $463.

Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1997:
$22,642. For the fiscal year ended October 31, 1998: $7,255. For the fiscal year ended October 31, 1999: $2,073.

International  Opportunities  Fund -- For the  period  from  February  26,  1997
(commencement of operations) to November 30, 1997: $966. For the fiscal year ended November 30, 1998: $1,626. For the fiscal year ended November 30, 1999:
$810.

International Opportunities Portfolio -- For the period from February 26, 1997 (commencement of operations) to November 30, 1997: $3,446. For the fiscal year ended November 30, 1998: $8,417. For the fiscal year ended November 30, 1999:
$4,338.

European Equity Fund -- For the fiscal year ended December 31, 1997: $105. For the period January 1, 1998 through November 30, 1998: $246. For the fiscal year ended November 30, 1999: $201.

European  Equity  Portfolio  -- For the fiscal  year ended  December  31,  1997:
$14,117. For the period January 1, 1998 through November 30, 1998: $468. For the fiscal year ended November 30, 1999: $308.


SERVICES AGENT

         The Trust, on behalf of each Fund, and each Fund's corresponding Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan effective December 29, 1995, as amended August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the amended Services Agreements, the Funds and the Portfolios have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. The table below sets forth for each Fund and its corresponding Portfolio the fees paid to Morgan, as Services Agent.


International  Equity  Fund -- For the  fiscal  year  ended  October  31,  1997:
$56,612. For the fiscal year ended October 31, 1998: $31,866. For the fiscal year ended October 31, 1999: $17,391.

International  Equity  Portfolio -- For the fiscal year ended  October 31, 1997:
$274,750. For the fiscal year ended October 31, 1998: $174,789. For the fiscal year ended October 31, 1999: $124,528.

Emerging  Markets  Equity  Fund -- For the fiscal year ended  October 31,  1997:
$18,465. For the fiscal year ended October 31, 1998: $12,828. For the fiscal year ended October 31, 1999: $8,070.

Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1997:
$292,269. For the fiscal year ended October 31, 1998: $106,124. For the fiscal year ended October 31, 1999: $42,701.

International Opportunities Fund -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $10,235. For the fiscal year ended November 30, 1998: $21,655. For the fiscal year ended November 30, 1999: $14,351.

International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $46,055. For the fiscal year ended November 30, 1998: $129,873. For the fiscal year ended November 30, 1999: $91,386.

European Equity Fund -- For the fiscal year ended December 31, 1997: $1,095. For the period January 1, 1998 through November 30, 1998: $3,400. For the fiscal year ended November 30, 1999: $3,546.

European  Equity  Portfolio  -- For the fiscal  year ended  December  31,  1997:
$184,239. For the period January 1, 1998 through November 30, 1998: $7,380. For the fiscal year ended November 30, 1999: $6,472.


CUSTODIAN AND TRANSFER AGENT


         The Bank of New York  ("BONY"),  One Wall  Street,  New York,  New York
10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of 0.25% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.


International  Equity  Fund -- For the  fiscal  year  ended  October  31,  1997:
$455,302. For the fiscal year ended October 31, 1998: $271,861. For the fiscal year ended October 31, 1999: $167,059.

Emerging  Markets  Equity  Fund -- For the fiscal year ended  October 31,  1997:
$148,687. For the fiscal year ended October 31, 1998: $109,292. For the fiscal year ended October 31, 1999: $77,984.

International Opportunities Fund -- For the period from February 26, 1997 (commencement of operations) to November 30, 1997: $83,769. For the fiscal year ended November 30, 1998: $186,424. For the fiscal year ended November 30, 1999:
$139,554.

European Equity Fund -- For the fiscal year ended December 31, 1997: $8,926. For the period January 1, 1998 through November 30, 1998: $29,634. For the fiscal year ended November 30, 1999: $34,421.

     As  discussed  under  "Investment  Advisor,"  until  March  11,  2000,  the
Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the sections of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.


         The Funds may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

          Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each Fund's and Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


         J.P. Morgan has agreed that it will reimburse the Funds noted below until February 28, 2001 to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets.

         European Equity Fund:                                         1.50%
         Emerging Markets Equity Fund:                                 1.75%

          These   limits   do   not   cover   extraordinary   expenses.    These
reimbursement/waiver arrangements will continue through at least February 28, 2001.


         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


Emerging Markets Equity Fund -- For the fiscal year ended October 31, 1997: N/A. For the fiscal year ended October 31, 1998: $28,944. For the fiscal year ended October 31, 1999: $36,814.

Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1997:
N/A. For the fiscal year ended October 31, 1998: N/A. For the fiscal year ended October 31, 1999: N/A.

International Opportunities Fund -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $105,187. For the fiscal year ended November 30, 1998: $34,643. For the fiscal year ended November 30, 1999: $31,228.

International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $42,119. For the fiscal year ended November 30, 1998: $2,053. For the fiscal year ended November 30, 1999: $ N/A.

European Equity Fund -- For the fiscal year ended December 31, 1997: $84,359. For the period January 1, 1998 through November 30, 1998: $72,575. For the fiscal year ended November 30, 1999: $122,165.

European  Equity  Portfolio  -- For the fiscal  year ended  December  31,  1997:
$58,185. For the period January 1, 1998 through November 30, 1998: $62,269. For the fiscal year ended November 30, 1999: $147,071.


PURCHASE OF SHARES

         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         Method of Purchase. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.


REDEMPTION OF SHARES

         If the Trust, on behalf of a Fund, and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and their corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES


         An investor may exchange shares from any Fund into shares of any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Each Fund generally intends to pay redemption proceeds in cash, however, since it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.


DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.


         The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S.
dollars at the prevailing currency exchange rate on the valuation date.

         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

         Total Return Quotations. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for periods prior to the establishment of the European Equity Fund will be that of the J.P. Morgan
Institutional European Equity Fund (another investor in the same master portfolio) and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:


International  Equity  Fund:  10/31/99:  Average  annual total  return,  1 year:
24.41%; average annual total return, 5 years: 8.08%; average annual total return, commencement of operations* to period end: 6.42%; aggregate total return, 1 year: 24.41%; aggregate total return, 5 years: 47.49%; aggregate total return, commencement of operations* to period end: 79.71%.

Emerging  Markets Equity Fund:  10/31/99:  Average annual total return,  1 year:
33.00%; average annual total return, 5 years: (7.03)%; average annual total return, commencement of operations** to period end: (2.43)%; aggregate total return, 1 year: 33.00%; aggregate total return, 5 years: (30.54)%; aggregate total return, commencement of operations** to period end: (13.66)%.

International Opportunities Fund: 11/30/99: Average annual total return, 1 year:
32.13%; average annual total return, 5 years: N/A; average annual total return, commencement of operations *** to period end: 11.22%; aggregate total return, 1 year: 32.13%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations *** to period end: 34.10%.

European Equity Fund: 11/30/99: Average annual total return, 1 year: 12.61%; average annual total return, 5 years: N/A; average annual total return, commencement of operations **** to period end: 18.76%; aggregate total return, 1 year: 12.61%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations **** to period end: 84.39%.


--------------------------
*    International Equity Fund commenced operations on June 1, 1990.
**   Emerging Markets Equity Fund commenced operations on November 15, 1993.
*** International Opportunities Fund commenced operations on February 26, 1997. **** European Equity Fund commenced operations on May 13, 1996.

         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Portfolios. See "Investment Objectives and Policies."

         Portfolio transactions for a Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover".

         In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The Portfolios or their predecessors corresponding to the International Equity, Emerging Markets Equity, International Opportunities and European Equity Funds paid the following brokerage commissions for the indicated fiscal periods:


International  Equity  Portfolio -- For the fiscal year ended  October 31, 1997:
$2,008,842. For the fiscal year ended October 31, 1998: $1,920,469. For the fiscal year ended October 31, 1999: $1,073,526.

Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1997:
$2,855,850. For the fiscal year ended October 31, 1998: $1,089,000. For the fiscal year ended October 31, 1999: $866,867.

International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $1,027,285. For the fiscal year ended November 30, 1998: $2,294,676. For the fiscal year ended November 30, 1999: $982,901.

European  Equity  Portfolio  -- For the fiscal  year ended  December  31,  1997:
$1,562,672. For the period January 1, 1998 through November 30, 1998: $104,556. For the fiscal year ended November 30, 1999: $63,209.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.



         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

     Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P. Morgan Funds". Effective January 1, 1998, the name of the funds were changed from "The JPM Pierpont International Equity Fund" to the "J.P. Morgan International Equity Fund", "The JPM Pierpont Emerging Markets Equity Fund" to the "J.P. Morgan Emerging Markets Equity Fund", the "JPM Pierpont International Opportunities Fund" to the "J.P. Morgan International Opportunities Fund" and "The JPM Pierpont European Equity Fund" to the "J.P. Morgan European Equity Fund."

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

          No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.


         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.


         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 18 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".


         As of January 31, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

Emerging Markets Equity Fund: Smith Barney Inc. (28.29%); and Charles Schwab & Co. (15.33%); Copeland Assoc. Inc. (10.03%).

European Equity Fund: Charles Schwab & Co. Special Custody Account for Benefit of Customers (16.10%); V. Madrigal (14.48%); Morgan as agent for A. Rowski (7.81%); E. Boulot (5.34%).


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of each Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies described below with respect to the Portfolio.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

TAXES


         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.


         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.



         For federal income tax purposes, the following funds had capital loss carryforwards for the periods indicated:

Emerging Markets Equity Fund: For the fiscal year ended October 31, 1999, $22,047,191, of which $1,159,298 will expire in the year 2004, $15,741,713 will expire in 2006, and $5,146,180 will expire in 2007.

International Opportunities Fund: For the fiscal year ended November 30, 1999, $1,881,180, all of which will expire in 2006.

European Equity Fund: For the fiscal year ended November 30, 1999, $22,137 all of which will expire in 2006.


         To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. If dividend payments exceed income earned by a Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in a Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.


         The Funds invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.


         The Portfolios will be permitted to "mark to market" any marketable stock held by a Portfolio in a PFIC. If a Portfolio made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.


         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 (or any successor form) is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.


         Foreign Taxes. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If a Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Effective for dividends paid after September 5, 1997, shareholders of a Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the
Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the International Equity, Emerging Markets Equity, International Opportunities and European Equity Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JP Morgan Funds Services at (800) 521-5411. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.


--------------------------------------- ----------------------------------------

                                        Date of Annual Report; Date Annual
Name of Fund                            Report Filed; and Accession Number
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
                                        10/31/99; 1/13/00; 0000912057-00-001128
J.P. Morgan International Equity Fund
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
                                        10/31/99; 1/6/00; 0000912057-00-000395
J.P. Morgan Emerging Markets Equity
Fund
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
                                        11/30/99; 2/1/00; 0000912057-00-003247
J.P. Morgan International Opportunities
Fund
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
                                        11/30/99; 2/1/00; 0000912057-00-003244
J.P. Morgan European Equity Fund
--------------------------------------- ----------------------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong.
Short-Term Tax-Exempt Notes

SP-1 -- The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries.
- High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


--------
1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

                                J.P. MORGAN FUNDS




                        J.P. MORGAN SHORT TERM BOND FUND
                              J.P. MORGAN BOND FUND
                    J.P. MORGAN GLOBAL STRATEGIC INCOME FUND




                       STATEMENT OF ADDITIONAL INFORMATION




                                  MARCH 1, 2000





















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2000 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 1999. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN FUNDS (800)221-7930.



                              Table of Contents


                                                  Page


General.................................             1
Investment Objectives and Policies......             1
Investment Restrictions.................             30
Trustees and Advisory Board.............             32
Officers................... ............             35
Investment Advisor......................             37
Distributor.............................             40
Co-Administrator........................             40
Services Agent..........................             41
Custodian and Transfer Agent............             42
Shareholder Servicing...................             42
Financial Professionals.................             44
Independent Accountants.................             44
Expenses................................             44
Purchase of Shares......................             45
Redemption of Shares....................             46
Exchange of Shares......................             47
Dividends and Distributions.............             47
Net Asset Value.........................             48
Performance Data........................             49
Portfolio Transactions..................             51
Massachusetts Trust.....................             52
Description of Shares...................             53
Special Information Concerning
  Investment Structure..................             55
Taxes...................................             55
Additional Information..................             60
Financial Statements....................             61
Appendix A - Description of Security
 Ratings................................             A-1

GENERAL

         This Statement of Additional Information relates only to J.P. Morgan Short Term Bond Fund, J.P. Morgan Bond Fund and J.P. Morgan Global Strategic Income Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of J.P. Morgan Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Fund"). The other J.P. Morgan Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. The J.P. Morgan Funds operate through a two-tier master-feeder investment fund structure. Formerly, J.P. Morgan Bond Fund operated as a free-standing mutual fund and not through the master-feeder structure. Where indicated in this Statement of Additional Information, historical information for this Fund includes information for its predecessor entity.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure." Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

     Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         J.P. Morgan Short Term Bond Fund (the "Short Term Bond Fund") is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. The Short Term Bond Fund is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want less price fluctuation than is typical of a longer-term bond fund. The Short Term Bond Fund's investment objective is to provide high total return, consistent with low volatility of principal. The Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity. The Short Term Bond Fund attempts to achieve its investment objective by investing all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Short Term Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

         J.P. Morgan Bond Fund (the "Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Bond Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Bond Fund will fluctuate, the Bond Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Bond Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in high grade and investment grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

         J.P. Morgan Global Strategic Income Fund (the "Global Strategic Income Fund") is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund seeks to achieve its objective by investing all of its investable assets in the Global Strategic Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Global Strategic Income Fund.

     The Portfolio attempts to achieve its investment objective by investing primarily in mortgage-backed securities and direct mortgage obligations; below investment grade debt obligations of U.S. and non-U.S. issuers; investment grade U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers; investment grade non-dollar denominated debt obligations of non-U.S. issuers; and obligations of emerging market issuers.

         The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.


Fixed Income Investments

         Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

Corporate Bonds and Other Debt Securities

         Each Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         Mortgages (directly held). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

         The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Corporate Fixed Income Securities. Each Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Money Market Instruments

         Each  Fund  may  invest  in  money  market  instruments  to the  extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below.
Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         Bank Obligations. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the Global Strategic Income Fund. See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Tax Exempt Obligations

     In certain circumstances the Bond and Short Term Bond Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         Municipal Notes. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

         Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         Puts. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Foreign Investments

         The Global Strategic Income Fund makes substantial investments in foreign countries. The Bond and Short Term Bond Funds may invest in certain foreign securities. The Short Term Bond and Bond Funds may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Neither the Bond or Short Term Bond Funds expect to invest more than 25% of their respective total assets at the time of purchase in securities of foreign issuers. In the case of the Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Each Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

         Foreign Currency Exchange Transactions. Because each Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S.
dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         Sovereign Fixed Income Securities. Each of the Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Brady Bonds. Each Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         Obligations of Supranational Entities. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.




Investing in Emerging Markets

         The Global Strategic Income Fund, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         The Global Strategic Income Fund may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value.

         Restrictions on Investment and Repatriation. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional Investments

         Convertible Securities. Each of the Funds may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.


         When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Bond and Short Term Bond Funds not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


         Structured Securities. The Global Strategic Income Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

         Risks Associated with Derivative Securities and Contracts. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         Market Risk. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

         Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         Correlation Risk. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

     Credit  Risk.   Derivative   securities  and  over-the-counter   derivative
contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

     The Securities and Exchange Commission ("SEC") has granted the Portfolios an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.


         Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         Mortgage Dollar Roll Transactions. The Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, each Fund is permitted to lend securities in an amount up to 33 1/3% of the value of its total assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Member of Advisory Board, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

         Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         Short Term Bond and Bond Funds. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

         The Bond and Short Term Bond Funds invest in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

         The Global Strategic Income Fund. The higher total return sought by the Global Strategic Income Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Global Strategic Income Fund may also invest in unrated securities which, in the opinion of the Advisor, offer comparable yields and risks to the rated securities in which the Fund may invest.

         Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Advisor seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Advisor will be successful in limiting the Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because the Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Advisor's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Portfolio's net asset value.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Global Strategic Income Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Global Strategic Income Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Global Strategic Income Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

         Below Investment Grade Debt. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. Options and Futures Transactions

         The Funds may purchase and sell (a) exchange traded and over-the-counter (OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

         Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of a Fund.

Options

         Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures contracts or purchase put and call options, including put and call options on futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


         Asset Coverage for Futures Contracts and Options Positions. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


         Swaps and Related Swap Products. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.


Risk Management

         Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


     The Short Term Bond Portfolio (Short Term Bond Fund) -- For the fiscal years ended October 31, 1997 and 1998 and 1999: 219%, 381% and 398%,
respectively.

The U.S. Fixed Income Portfolio (Bond Fund) -- For the fiscal year ended October 31, 1997 and 1998 and 1999: 93%, 115% and 465%, respectively.

The  Global
Strategic Income Portfolio (Global Strategic Income Fund) -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: 212%. For the fiscal years ended October 31, 1998 and 1999: 368% and 318%.


INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         Each Fund and its corresponding Portfolios:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Funds and their
corresponding   Portfolios  and  may  be  changed  by  their   Trustees.   These
non-fundamental investment policies require that the Funds and their corresponding Portfolios:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND MEMBERS OF THE ADVISORY BOARD


Trustees

         The Trustees of the Trust, who are also, the Trustees of each of the Portfolios, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and J.P. Morgan Institutional Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master
Portfolios (as defined below), J.P. Morgan Institutional Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 are set forth below.


-------------------------------- ------------------------- -----------------------------------



                                                           TOTAL TRUSTEE COMPENSATION
                                                           ACCRUED BY THE MASTER
                                 AGGREGATE TRUSTEE         PORTFOLIOS(*), J.P. MORGAN
                                 COMPENSATION              INSTITUTIONAL FUNDS, J.P. MORGAN
                                 PAID BY THE TRUST         SERIES TRUST AND THE TRUST DURING
                                 DURING 1999               1999(**)
                                 ---------------------     --------


NAME OF TRUSTEE


Frederick S. Addy, Trustee       $12,720                   $75,000


William G. Burns, Trustee        $12,720                   $75,000


Arthur C. Eschenlauer, Trustee   $12,720                   $75,000


Matthew Healey, Trustee (***)    $12,720                   $75,000
  Chairman and Chief Executive
  Officer

Michael P. Mallardi, Trustee     $12,720                   $75,000
-------------------------------- ------------------------- -----------------------------------


(*) Includes the Portfolios and 16 other portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust) in the fund complex.


     (***) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:


     Short Term Bond Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $450, $689 and $736, respectively.

     The Short Term Bond Portfolio -- For the fiscal year ended October 31, 1997, 1998 and 1999: $1,343, $3,458 and $6,343, respectively.

Bond Fund -- For the fiscal year ended October 31, 1997, 1998 and 1999: $5,689, $5,901 and $4,299, respectively.

     The U.S. Fixed Income Portfolio -- For the fiscal year ended October 31, 1997, 1998 and 1999: $35,577, $35,661 and $30,562, respectively.

     Global   Strategic   Income  Fund  -  For  the  period   November  5,  1997
(commencement of operations) through October 31, 1998: $243. For the fiscal year ended October 31, 1999: $213.

Global Strategic Income Portfolio -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $1,574. For the fiscal years ended October 31, 1998 and 1999: $5,766, and $5,003, respectively.

Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

         Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

         John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

         Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

         James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

Officers


         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.


         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

   JOHN P. COVINO - Vice President and Assistant Treasurer. Vice President and Treasury Group Manger of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.


     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of (The U.S. Fixed Income and Short Term Bond Portfolios only). Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 27, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice
President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.


     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York since 1990. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.


GEORGE A. RIO;  President  and  Treasurer.
Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.


INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. Prior to October 28, 1998, Morgan was each Portfolio's investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.


         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 380 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.


         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Short Term Bond Portfolio--Merrill Lynch 1-3 Year Treasury Index; The U.S. Fixed Income Portfolio--Salomon Brothers Broad Investment Grade Bond Index; The Global Strategic Income Portfolio--The Lehman Brothers Aggregate Bond Index.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

Short Term Bond: 0.25%

U.S. Fixed Income: 0.30%

Global Strategic Income: 0.45%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal period indicated.


     The Short Term Bond Portfolio (Short Term Bond Fund) -- For the fiscal years ended October 31, 1997, 1998 and
1999: $92,126, $322,384 or $807,631, respectively.

The U.S. Fixed Income Portfolio (Bond Fund) -- For the fiscal years ended October 31, 1997, 1998 and 1999: $2,908,384, $3,583,060 and $4,514,768,
respectively.

     The Global Strategic Income Portfolio (Global Strategic Income Fund) -- For the period March 17, 1997 (commencement of operations) through October 31, 1997:
$212,934. For the fiscal years ended October 31, 1998 and 1999: $887,960 and $1,073,105, respectively.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."


         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Portfolios under the Advisory Agreements were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.


     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.


         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


CO-ADMINISTRATOR


         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolios; (ii) provides officers for the Trust and the Portfolios; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.


         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, J.P. Morgan Funds, the Master Portfolios and other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


     Short Term Bond Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $395, $513 and $536, respectively.

     The Short Term Bond Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $886, $2,401 and $4,065, respectively.

Bond Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $4,898, $4,423 and $3,161, respectively.

     The U.S. Fixed Income Portfolio -- For the fiscal year ended October 31, 1997, 1998 and 1999: $23,296, $22,913 and $19,016, respectively.

     Global   Strategic   Income  Fund  --  For  the  period  November  4,  1997
(commencement of operations) through October 31, 1998: $183. For the fiscal year ended October 31, 1999: $149.

The Global Strategic Income Portfolio -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $889. For the fiscal years ended October 31, 1998 and 1999: $2,695 and $2,188, respectively.


SERVICES AGENT

         The Trust, on behalf of each Fund, and each Fund's corresponding Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Funds and the Portfolios, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreements, each of the Funds and its corresponding Portfolio has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that their net assets bear to the total net assets of the Trust, J.P. Morgan Institutional Funds, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion.


         The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and "Expenses" below for applicable expense limitations.


     Short Term Bond Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $3,894, $6,767 and $9,317, respectively.

     The Short Term Bond Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $11,434, $37,243 and $83,666, respectively.

     Bond Fund -- For the fiscal years ended  October 31,  1997,  1998 and 1999:
$48,241, $57,899 and $54,771, respectively.

     The U.S. Fixed Income Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $300,675, $348,110 and $390,355, respectively.

     Global   Strategic   Income  Fund  --  For  the  period  November  4,  1997
(commencement of operations) through October 31, 1998: $2,473. For the fiscal year ended October 31, 1999: $2,579.

The Global Strategic Income Portfolio -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $14,195. For the fiscal years ended October 31, 1998 and 1999: $57,247 and $61,940, respectively.


CUSTODIAN AND TRANSFER AGENT


         The Bank of New York  ("BONY"),  One Wall  Street,  New York,  New York
10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account administrative and servicing functions, which includes but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Effective August 1, 1998, under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.25% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders).

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated. See the Prospectus and "Expenses" below for applicable expense limitations.


     Short Term Bond Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: $25,107, $50,132 and $89,853, respectively.

     Bond Fund -- For the fiscal years ended  October 31,  1997,  1998 and 1999:
$311,027, $425,071 and $527,506, respectively.

     Global   Strategic   Income  Fund  --  For  the  period  November  4,  1997
(commencement of operations) through October 31, 1998: $21,368. For the fiscal year ended October 31, 1999: $24,786.


         As discussed under "Investment Advisor," until March 11, 2000 the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements and the activities of JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the section of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         Each Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES


         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator," "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

         J.P. Morgan has agreed that it will reimburse the Funds noted below until February 28, 2001, as described in the Prospectus, to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets. These limits do not cover extraordinary expenses.


         Short Term Bond Fund:                                         0.60%
         Global Strategic Income Fund:                                 1.00%

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


Bond Fund -- For the fiscal years ended October 31, 1997, 1998 and 1999: N/A, N/A and N/A, respectively.

     The U.S. Fixed Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: N/A, N/A and N/A, respectively.


     Short Term Bond Fund -- For the fiscal year ended October 31, 1997, 1998 and 1999: $110,078, $111,407 and $83,986, respectively.


     The Short Term Bond Portfolio -- For the fiscal years ended October 31, 1997, 1998 and 1999: $111,329, $166,257 and $171,744, respectively.

     Global   Strategic   Income  Fund  --  For  the  period  November  4,  1997
(commencement of operations) through October 31, 1998: $76,157. For the fiscal year ended October 31, 1999: $52,071.

The Global Strategic Income Portfolio -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $69,136. For the fiscal years ended October 31, 1998 and 1999: N/A and $14,518, respectively.


PURCHASE OF SHARES


         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         Method of Purchase. Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial
Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.


         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of all of the Funds and their corresponding Portfolios (except the Global Strategic Income Portfolio), have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES


         An investor may exchange shares from the Fund into any other J.P. Morgan Fund, J.P. Morgan Institutional Fund or J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Funds generally intend to pay redemption proceeds in cash, however, since they reserve the right at their sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, each Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.


DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to the Fund in valuing its assets.

         Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing average currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         The Funds may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         Yield Quotations. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

         Below is set forth historical yield information for the Funds for the periods indicated:


Short Term Bond Fund (10/31/99): 30-day yield: 5.07%.

Bond Fund (10/31/99): 30-day yield: 5.89%.

Global Strategic Income Fund (10/31/99): 30-day yield: 6.81%.


         Total Return Quotations. The Funds may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for periods prior to the establishment of the Bond Fund will be that of its predecessor free-standing fund and will be presented in accordance with applicable SEC staff interpretations.

         Historical   performance   information   for   periods   prior  to  the
establishment of the Global Strategic Income Fund will be that of its corresponding predecessor J.P. Morgan Institutional Fund and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:


     Short Term Bond Fund  (10/31/99):  Average  annual  total  return,  1 year:
2.70%; average annual total return, 5 years: 6.06%; average annual total return, 10 years: N/A; average annual total return, commencement of operations (July 8, 1993) to period end: 5.03%; aggregate total return, 1 year: 2.70%; aggregate total return, 5 years: 34.19%; aggregate total return, 10 years: N/A; aggregate total return, commencement of operations (July 8, 1993) to period end: 36.22%.

     Bond Fund (10/31/99): Average annual total return, 1 year: (0.23%); average annual total return, 5 years: 7.21%; average annual total return, 10 years:
7.34%; aggregate total return, 1 year: (0.23%); aggregate total return, 5 years:
41.65%; aggregate total return, 10 years: 103.15%.

Global Strategic Income Fund (10/31/99): Average annual total return, 1 year 2.26%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (March 17, 1997) to period end: 4.16%; aggregate total return, 1 year: 2.26%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (March 17, 1997) to period end: 4.27%.


         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolios corresponding to the Funds will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios corresponding to the Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

         In connection with portfolio transactions for the Portfolios, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.


         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may no purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Portfolio may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio, as well as other clients including other funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         Effective October 10, 1996, the name of the Trust was changed from "The Pierpont Funds" to "The JPM Pierpont Funds, and each Fund's name changed accordingly. Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P. Morgan Funds" and each Fund's name changed accordingly.


         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.


         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

         The Trustees have authorized the issuance and sale to the public of shares of 18 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


         As of January 31, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Short Term Bond Fund - Morgan as Agent for KKR Sole Proprietorship Plan FBO
J. Kohlbert Jr. (14.39%); Morgan as Agent for J. H. Perry Jr. (12.63%); and E. Chang as Trustee of The E. Chao Chang Revocable Trust (6.98%);

     Bond Fund -- UMBSC & Co. FBO Collins - Aikman Pension Trust (11.56%); BSD&T as Trustee for Gannett Co. Inc. 401(k) (8.10%).

     Global Strategic Income Fund -- Charles Schwab & Co. Special Custody Account for Benefit of Customers (15.08%); Morgan as Agent for A. Rowski (9.23%); Morgan as Agent for E. Generous (8.14%); Morgan as Agent for Africa Univ. Charitable Trust (7.81%); Morgan as Agent for M. S. Smith (7.32%) and Morgan as Agent for McClelland Palmer Foundation (5.49%).

         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of each Fund.


SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio described above and in each Fund's prospectus.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. Each Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


         For federal income tax purposes, the Bond Fund had a capital loss carryforward at October 31, 1999 of $4,747,539, all of which expires in the year 2007, the Short Term Bond had a capital loss carryforward at October 31, 1999 of $701,688, all of which expires in the year 2007, and the Global Strategic Income Fund had a capital loss carryforward at October 31, 1999 of $624,674, of which $446,636, expires in the year 2006 and $178,038 expires in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to sharholders.


         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Funds may invest in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), it may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, each Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Funds will be permitted to "mark to market" any marketable stock held by it in a PFIC. Each Fund will include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. Each Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, each Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Foreign Taxes. It is expected that the Global Strategic Income Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability (no deduction will be permitted in computing an individual's alternative minimum tax liability). Effective for dividends paid after September 5, 1997, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Global Strategic Income Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Global Strategic Income Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the
Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.


FINANCIAL STATEMENTS


         The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of each Fund are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411. Each Fund's financial statements include the financial statements of the corresponding Portfolio.



---------------------------------------- -------------------------------------

                                         Date of Annual Report;
Name of Fund                             Date Filed;
                                         and Accession Number
---------------------------------------- -------------------------------------


J.P. Morgan Short Term Bond Fund         10/31/99
                                         1/3/00;
                                         0000912057-00-000097
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------

J.P. Morgan Bond Fund                    10/31/98;
                                         1/3/00;
                                         0001047469-99-000098
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------

J.P. Morgan Global Strategic Income Fund 10/31/98;
                                         1/3/00;
                                         0001047469-99-000093
---------------------------------------- -------------------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.




Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.


Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         -        Conservative capitalization structures with moderate reliance on  debt  and  ample  asset
                  protection.
         -        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

--------
     1Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

                                J.P. MORGAN FUNDS





                       J.P. MORGAN DISCIPLINED EQUITY FUND
                          J.P. MORGAN U.S. EQUITY FUND
                       J.P. MORGAN U.S. SMALL COMPANY FUND
                J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND




                       STATEMENT OF ADDITIONAL INFORMATION




                                  MARCH 1, 2000























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2000 FOR EACH OF THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO EACH OF THE FUNDS LISTED ABOVE DATED MAY 31, 1999 AND NOVEMBER 30, 1999. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION:
J.P. MORGAN FUNDS (800) 221-7930.

                              Table of Contents


                                                                       Page


General.................................                                  1
Investment Objectives and Policies......                                  1
Investment Restrictions.................                                  20
Trustees and Advisory Board.............                                  22
Officers................................                                  25
Investment Advisor......................                                  26
Distributor.............................                                  29
Co-Administrator........................                                  30
Services Agent..........................                                  31
Custodian and Transfer Agent............                                  32
Shareholder Servicing...................                                  33
Financial Professionals.................                                  34
Independent Accountants.................                                  34
Expenses................................                                  35
Purchase of Shares......................                                  36
Redemption of Shares....................                                  37
Exchange of Shares......................                                  37
Dividends and Distributions.............                                  38
Net Asset Value.........................                                  38
Performance Data........................                                  39
Portfolio Transactions..................                                  41
Massachusetts Trust.....................                                  43
Description of Shares...................                                  44
Special Information Concerning Investment
Structure...............................                                  46
Taxes...................................                                  47
Additional Information..................                                  50
Financial Statements....................                                  51
Appendix A - Description of
Securities Ratings......................                                  A-1

GENERAL

     This Statement of Additional Information relates only to J.P. Morgan Disciplined Equity Fund, J.P. Morgan U.S. Equity Fund, J.P. Morgan U.S. Small Company Fund and J.P. Morgan U.S. Small Company Opportunities Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of J.P. Morgan Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Fund"). The other J.P. Morgan Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. The Funds operate through a two-tier master-feeder investment fund structure. Formerly, J.P. Morgan U.S. Equity Fund and J.P. Morgan U.S. Small Company Fund operated as free-standing mutual funds and not through the master-feeder structure. Where indicated in this Statement of Additional Information, historical information for each of these Funds includes information for their respective predecessor entities.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Funds seek to achieve their investment objectives by investing all of their investable assets in separate Master Portfolios (each a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     The Portfolios are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve this objective by its corresponding Portfolio as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.

         J.P. Morgan Disciplined Equity Fund (the "Disciplined Equity Fund") is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. This investment objective can be changed without shareholder approval. The Disciplined Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The Disciplined Equity Portfolio, a diversified open-end management investment company having the same investment objective as the Disciplined Equity Fund.

         The Disciplined Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities. Under normal circumstances, the Disciplined Equity Fund expects to invest at least 65% of its total assets in such securities.

Investment Process for The Disciplined Equity Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles either because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Disciplined Equity Fund's benchmark. The Advisor, also controls the Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

         J.P. Morgan U.S. Equity Fund (the "U.S. Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. This investment objective can be changed without shareholder approval. The U.S. Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Equity Portfolio, a diversified open-end management investment company having the same investment objective as the U.S. Equity Fund.

         In normal circumstances, at least 65% of the U.S. Equity Fund's net assets will be invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, depository receipts (such as ADRs and EDRs) trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The U.S. Equity Fund's primary equity investments are the common stock of large capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

Investment Process for The U.S. Equity Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies -- approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Advisor's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the U.S. Equity Fund's benchmark.

         J.P. Morgan U.S. Small Company Fund (the "U.S. Small Company Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The U.S. Small Company Fund's investment objective is to provide high total return from a portfolio of small company stocks. This investment objective can be changed without shareholder approval. The U.S. Small Company Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio, a diversified open-end management investment company having the same investment objective as the U.S. Small Company Fund.

         The U.S. Small Company Fund attempts to achieve its investment objective by investing primarily in the common stock of small sized U.S. companies that are included in the Russell 2000 Index, which is composed of 2,000 common stocks of U.S. small-cap companies with market capitalizations ranging from $100 million to $2 billion.

Investment Process for The U.S. Small Company Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that contains a total of approximately 600 names. Because the Advisor's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with the its forecasted dividends and earnings. Within each industry, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index, the U.S. Small Company Fund's benchmark.

         J.P. Morgan U.S. Small Company Opportunities Fund (the "U.S. Small Company Opportunities Fund") is designed for investors seeking an actively managed portfolio of equity securities of companies with high growth potential, emphasizing growth sectors of the market without undue emphasis on a specific sector and encompassing a higher degree of risk than some small company stock portfolios. The U.S. Small Company Opportunities Fund's investment objective is to provide long-term growth from a portfolio of small company growth stocks. This investment objective can be changed without shareholder approval. The U.S. Small Company Opportunities Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Opportunities Portfolio, a diversified open-end management investment company having the same investment objective as the U.S. Small Company Opportunities Fund.

         The U.S. Small Company Opportunities Fund attempts to achieve its investment objective by investing in a diversified portfolio of common stocks issued by small companies with above average long-term earnings growth potential that are included in the Russell 2000 Growth Index, an index composed of 2000 equity securities of companies with market capitalizations ranging from $150 billion to $2 billion. The U.S. Small Company Opportunities Fund emphasizes stocks of U.S. small companies with market capitalizations of less than $1.25 billion when purchased.

Investment Process for The U.S. Small Company Opportunities Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor stocks in the small company universe with the aim of identifying companies that participate in expanding markets or have a competitive advantage that is sustainable over the long term, exhibit superior potential, sound financial and operating characteristics and can be purchased at a reasonable price. Frequent reviews of individual companies focus on the forecasted growth and profitability inputs to the proprietary valuation analyses. The research goal is to forecast normalized, long-term earnings and dividends for the most attractive small capitalization growth companies among those they monitor.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each industry, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. While the U.S. Small Company Opportunities Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

         The various types of securities in which the Funds may invest are described below.

Equity Investments

         The Funds invest primarily in Equity Securities. The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

     Equity Securities. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

         The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments

         The Funds may invest in certain foreign securities. The Funds do not expect to invest more than 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

         Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United
States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

Foreign Currency Exchange Transactions

         Because each Fund may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Each Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Funds will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Additional Investments


         When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.


         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

         The Securities and Exchange Commission ("SEC") has granted the Portfolios an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees. The Portfolio has applied for additional exemptive relief from the SEC to permit the Portfolio to invest in additional affiliated investment companies. If the requested relief is granted, the Portfolio would then be permitted to invest in non-money market affiliated funds, subject to certain conditions specified in the applicable order.

         Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.


         Loans of Portfolio Securities. Each Fund is permitted to lend its securities in an amount up to 331/3% of the value of such Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.


         Illiquid Investments; Privately Placed and Other Unregistered Securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should a Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Money Market Instruments

         Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its respective investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         Bank Obligations. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." It is possible that the issuer of a master demand obligation could be a client of Morgan, to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

Quality and Diversification Requirements

         Each of the Funds intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of each Fund is subject to the following fundamental limitations: (1) a Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) a Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         Each of the Funds may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with a Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase a Fund's turnover rate.

         Each Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

Options

         Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by a Funds' Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

         Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


         Asset Coverage for Futures Contracts and Options Positions. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


Swaps and Related Swap Products

         Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Risk Management

         The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of the Funds. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Funds not only gain equity exposure from the use of futures, but also benefit from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Funds. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


The Disciplined Equity Portfolio (Disciplined Equity Fund) -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: 20%. For the fiscal years ended May 31, 1998 and 1999: 61% and 51%, respectively.

     The U.S. Equity Portfolio (U.S. Equity Fund) -- For the fiscal years ended May 31, 1997, 1998 and 1999: 99%, 106% and 84%, respectively.

     The U.S. Small Company Portfolio (U.S. Small Company Fund) -- For the fiscal years ended May 31, 1997, 1998 and 1999: 98%, 96% and 104%, respectively.

     The  U.S.  Small  Company  Opportunities   Portfolio  (U.S.  Small  Company
Opportunities Fund) -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: 73%. For the fiscal year ended May 31, 1999: 116%.


INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Funds and their corresponding Portfolios:

     1. May not make any investments inconsistent with a Fund's classification as a diversified investment company under the Investment Company Act of 1940;

2. May not purchase any security which would cause a Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with their respective investment objectives and policies and to the extent permitted by applicable law.

         Non-Fundamental  Investment  Restrictions - The investment restrictions
described  below  are  not  fundamental   policies  of  these  Funds  and  their
corresponding Portfolios and may be changed by their respective Trustees.

         These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND MEMBERS OF THE ADVISORY BOARD


Trustees

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios and the other Master Portfolios, as defined below, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

         FREDERICK S. ADDY -- Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM G. BURNS -- Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1 -- Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Institutional Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master
Portfolios (as defined below), J.P. Morgan Institutional Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 are set forth below.

------------------------------------------------- ----------------------------- ----------------------------------


                                                                                TOTAL TRUSTEE COMPENSATION
                                                                                ACCRUED BY THE MASTER PORTFOLIOS
                                                                                (*), J.P. MORGAN INSTITUTIONAL
                                                                                FUNDS, J.P. MORGAN SERIES TRUST
                                                  AGGREGATE TRUSTEE             AND THE TRUST DURING 1999(**)
                                                                                        ---------------------
                                                   COMPENSATION
                                                  PAID BY THE TRUST DURING
NAME OF TRUSTEE                                   1999
------------------------------------------------- ----------------------------- ----------------------------------
------------------------------------------------- ----------------------------- ----------------------------------

Frederick S. Addy, Trustee                        $12,720                       $75,000
------------------------------------------------- ----------------------------- ----------------------------------
------------------------------------------------- ----------------------------- ----------------------------------

William G. Burns, Trustee                         $12,720                       $75,000
------------------------------------------------- ----------------------------- ----------------------------------
------------------------------------------------- ----------------------------- ----------------------------------

Arthur C. Eschenlauer, Trustee                    $12,720                       $75,000
------------------------------------------------- ----------------------------- ----------------------------------
------------------------------------------------- ----------------------------- ----------------------------------

Matthew Healey, Trustee (***),                    $12,720                       $75,000
  Chairman and Chief Executive
  Officer
------------------------------------------------- ----------------------------- ----------------------------------
------------------------------------------------- ----------------------------- ----------------------------------

Michael P. Mallardi, Trustee                      $12,720                       $75,000
------------------------------------------------- ----------------------------- ----------------------------------


(*) Includes the Portfolios and 15 other Portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust) in the fund complex.


     (***) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:


     Disciplined Equity Fund -- For the period December 31, 1997 (commencement of operations) through May 31, 1998: $58. For the fiscal year ended May 31, 1999: $1,234.

The  Disciplined   Equity   Portfolio  --  For  the  period  December  30,  1996
(commencement of operations) through May 31, 1997: $607. For the fiscal years ended May 31, 1998 and 1999: $5,818 and $14,804, respectively.

     U.S. Equity Fund -- For the fiscal years ended May 31, 1997, 1998 and 1999:
$11,747, $14,143 and $10,353, respectively.

     The U.S. Equity Portfolio -- For the fiscal years ended May 31, 1997, 1998 and 1999: $26,486, $30,613 and $18,019, respectively.

     U.S. Small Company Fund -- For the fiscal years ended May 31, 1997, 1998 and 1999: $7,545, $9,146 and $5,130, respectively.

     The U.S. Small Company Portfolio -- For the fiscal years ended May 31, 1997, 1998 and 1999: $31,320, $36,011 and $13,942, respectively.

     U.S. Small Company Opportunities Fund -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $3,084. For the fiscal year ended May 31, 1999: $5,042.

     The U.S. Small Company Opportunities Portfolio -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $3,088. For the fiscal year ended May 31, 1999: $5,046.

Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

         Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

         John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

         Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

         James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

Officers


         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust, each Portfolio and the other Master Portfolios. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.


         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JOHN P. COVINO; Vice President and Assistant Treasurer. Vice President and Treasury Group Manger of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.


     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolios only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 27, 1942.

         KAREN  JACOPPO-WOOD;  Vice  President  and  Assistant  Secretary.  Vice
President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.


     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.


     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.


INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of each Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments. Effective October 1, 1998 each Portfolio's Investment Advisor is JPMIM. Prior to that date, Morgan was the Investment Advisor.

         JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The conclusions of the equity analysts' fundamental research is quantified into a set of projected returns for individual companies through the use of a dividend discount model. These returns are projected for 2 to 5 years to enable analysts to take a longer term view. These returns, or normalized earnings, are used to establish relative values among stocks in each industrial sector. These values may not be the same as the markets' current valuations of these companies. This provides the basis for ranking the attractiveness of the companies in an industry according to five distinct quintiles or rankings. This ranking is one of the factors considered in determining the stocks purchased and sold in each sector.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Disciplined Equity Portfolio and The U.S. Equity Portfolio -- S&P 500 Index; The U.S. Small Company Portfolio -- Russell 2000 Index; and The U.S. Small Company Opportunities Portfolio -- Russell 2000 Growth Index.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolios are managed by employees of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

Disciplined Equity: 0.35%

U.S. Equity: 0.40%

U.S. Small Company: 0.60%

U.S. Small Company Opportunities : 0.60%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal periods indicated. See also the Fund's financial statements which are incorporated herein by reference.


The Disciplined Equity Portfolio (Disciplined Equity Fund) -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: $73,985. For the fiscal years ended May 31, 1998 and 1999: $628,965 and $2,310,525, respectively.

     The U.S. Equity Portfolio (U.S.  Equity Fund) -- For the fiscal years ended
May  31,  1997,   1998  and  1999:   $3,049,388,   $3,534,791  and   $2,911,314,
respectively.

     The U.S. Small Company Portfolio (U.S. Small Company Fund) -- For the fiscal years ended May 31, 1997, 1998 and 1999: $5,424,514, $6,161,868 and
$3,367,503, respectively.

     The U.S. Small Company Opportunities Portfolio (U.S. Small Company Opportunities Fund) -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $596,695. For the fiscal year ended May 31, 1999:
$1,260,259.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."


         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Portfolios under the Advisory Agreements were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.


     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for each Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.


         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of each Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.


         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.


         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


     Disciplined Equity Fund -- For the period December 31, 1997 (commencement of operations) through May 31, 1998: $47. For the fiscal year ended May 31, 1999: $902.

The  Disciplined   Equity   Portfolio  --  For  the  period  December  30,  1996
(commencement of operations) through May 31, 1997: $520. For the fiscal years ended May 31, 1998 and 1999: $3,742 and $9,294, respectively.

     U.S.  Equity Fund -- For the period  August 1, 1996  through May 31,  1997:
$9,811.  For the fiscal  years ended May 31, 1998 and 1999:  $10,661 and $7,329, respectively.

     The U.S. Equity Portfolio -- For the period August 1, 1996 through May 31, 1997: $16,536. For the fiscal years ended May 31, 1998 and 1999: $18,971 and
$11,075, respectively.

     U.S. Small Company Fund -- For the period August 1, 1996 through May 31, 1997: $6,272. For the fiscal years ended May 31, 1998 and 1999: $6,881 and $3,605, respectively.

     The U.S. Small Company Portfolio -- For the period August 1, 1996 through May 31, 1997: $19,652. For the fiscal years ended May 31, 1998 and 1999: $22,248 and $8,564, respectively.

     U.S. Small Company Opportunities Fund -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $2,410. For the fiscal year ended May 31, 1999: $3,581.

     The U.S. Small Company Opportunities Portfolio -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $2,036. For the fiscal year ended May 31, 1999: $3,103.


         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated.


U.S. Equity Fund -- For the period June 1, 1996 through July 31, 1996: $6,776.

     The U.S. Equity Portfolio -- For the period June 1, 1996 through July 31, 1996: $14,675.

     U.S. Small Company Fund -- For the period June 1, 1996 through July 31, 1996: $4,383.

     The U.S. Small Company Portfolio -- For the period June 1, 1996 through July 31, 1996: $17,162.


SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan effective December 29, 1995, as amended August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Funds and the Portfolios, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the amended Services Agreements, the Funds and the Portfolios have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under Administrative Services Agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion.


     Disciplined Equity Fund - For the period December 31, 1997 (commencement of operations) through May 31, 1998: $626. For the fiscal year ended May 31, 1999:
$14,823.

     The Disciplined Equity Portfolio -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: $6,614. For the fiscal years ended May 31, 1998 and 1999: $53,654 and $176,331, respectively. U.S. Equity Fund -- For the fiscal years ended May 31, 1997, 1998 and 1999: $102,534, $123,735 and $114,563, respectively.

     The U.S. Equity Portfolio -- For the fiscal years ended May 31, 1997, 1998 and 1999: $232,617, $265,956 and $198,407, respectively.

     U.S. Small Company Fund -- For the fiscal years ended May 31, 1997, 1998 and 1999: $65,674, $79,620 and $55,836, respectively.

     The U.S. Small Company Portfolio -- For the fiscal years ended May 31, 1997, 1998 and 1999: $275,962, $309,695 and $153,123, respectively.

     U.S. Small Company Opportunities Fund -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $29,555. For the fiscal year ended May 31, 1999: $56,775.

     The U.S. Small Company Opportunities Portfolio -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $29,566. For the fiscal year ended May 31, 1999: $56,809.


CUSTODIAN AND TRANSFER AGENT


         The Bank of New York  ("BONY"),  One Wall  Street,  New York,  New York
10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services at an annual rate of 0.25% (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders for whom Morgan is acting as Shareholder Servicing Agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.


     Disciplined Equity Fund -- For the period December 31, 1997 (commencement of operations) through May 31, 1998: $5,379. For the fiscal year ended May 31, 1999: $139,070.

     U.S. Equity Fund -- For the fiscal years ended May 31, 1997, 1998 and 1999:
$843,099, $1,030,062 and $1,052,598, respectively.

     U.S. Small Company Fund -- For the fiscal years ended May 31, 1997, 1998 and 1999: $540,244, $662,385 and $510,994, respectively.

     U.S. Small Company Opportunities Fund -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $248,525. For the fiscal year ended May 31, 1999: $524,790.

         As discussed under "Investment Advisor," until March 11, 2000 the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements, and JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the section of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.


         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in a Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include a Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to a Fund or J.P. Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.


EXPENSES


         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator," "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent, was responsible for reimbursements to the Trust and certain Portfolios and the usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

         J.P. Morgan has agreed that it will reimburse the Disciplined Equity Fund as described in the Prospectus until February 28, 2001 to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at 0.75% of average daily net assets. This limit does not cover extraordinary expenses.


         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


     Disciplined Equity Fund - For the period December 31, 1997 (commencement of operations) through May 31, 1998:
$54,443. For the fiscal year ended May 31, 1999: $58,761.



The  Disciplined   Equity   Portfolio  --  For  the  period  December  30,  1996
(commencement of operations) through May 31, 1997: $68,970. For the fiscal years ended May 31, 1998 and 1999: $110,241 and N/A, respectively.


     U.S. Equity Fund -- For the fiscal years ended May 31, 1997, 1998 and 1999:
N/A, N/A and N/A, respectively.

     U.S. Equity Portfolio -- For the fiscal years ended May 31, 1997, 1998 and 1999: N/A, N/A and N/A, respectively.

     U.S. Small Company Fund -- For the fiscal years ended May 31, 1997, 1998 and 1999: $288,871, $164,771 and N/A, respectively.

     U.S. Small Company Portfolio -- For the fiscal years ended May 31, 1997, 1998 and 1999: N/A, N/A and N/A, respectively.

     U.S. Small Company Opportunities Fund -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $55,190. For the fiscal year ended May 31, 1999: N/A.

     The U.S. Small Company Opportunities Portfolio -- For the period June 16, 1997 (commencement of operations) through May 31, 1998: $3,597. For the fiscal year ended May 31, 1999: N/A.


PURCHASE OF SHARES

         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         Method of Purchase. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and their corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of a Fund during any 90 day period for any one shareholder. The Trust will redeem
Fund shares in kind only if it has received a redemption in kind from a corresponding Portfolio and therefore shareholders of a Fund that receive redemptions in kind will receive securities of a Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, a Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares from any J.P. Morgan Fund into any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Funds generally intend to pay redemption proceeds in cash, however, since they reserve the right at their sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, each Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distribution" in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are reinvested in additional shares of a Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at J.P. Morgan or at his financial professional or, in the case of certain J.P. Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday at the time described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of a Fund's investment in its corresponding Portfolio (which is equal to a Fund's pro rata share of the total investment of a Fund and of any other investors in a Portfolio less a Fund's pro rata share of a Portfolio's liabilities) less a Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to each Fund in valuing its assets.


         The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.


         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

     Composite  performance   information  shown  in  the  prospectus  has  been
calculated  in  accordance  with  Performance   Presentation  Standards  of  the
Association for Investment Management and Research ("AIMR").

         Total Return Quotations. As required by regulations of the SEC, the annualized total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for periods prior to the establishment of the U.S. Equity, U.S. Small Company and Disciplined Equity funds will be that of their respective predecessor free-standing and/or corresponding feeder funds and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:


     Disciplined  Equity Fund  (11/30/99):  Average annual total return, 1 year:
19.29%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (January 3, 1997)* to period end: 26.12%; aggregate total return, 1 year: 19.29%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (January 3, 1997)* to period end:
96.31%.

     U.S. Equity Fund (11/30/99): Average annual total return, 1 year: 15.45%; average annual total return, 5 years: 23.32%; average annual total return, 10 years: 16.74%; aggregate total return, 1 year: 15.45%; aggregate total return, 5 years: 185.22%; aggregate total return, 10 years: 370.29%.

     U.S. Small Company Fund  (11/30/99):  Average annual total return,  1 year:
(35.05%); average annual total return, 5 years: 18.91%; average annual total return, 10 years: 13.20%; aggregate total return, 1 year: (35.05%); aggregate total return, 5 years: 137.71%; aggregate total return, 10 years: 245.54%.

     U.S. Small Company Opportunities Fund (11/30/99): Average annual total return, 1 year: (49.30%); average annual total return, 5 years: N/A; average annual total return, commencement of operations (June 16, 1997) to period end:
23.76%; aggregate total return, 1 year: (49.30%); aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (June 16, 1997) to period end: 68.86%.


         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. he Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally.

         Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The   Portfolios   corresponding   to  the  Funds  paid  the  following
approximate brokerage commissions for the indicated periods:


     Disciplined Equity For the period December 30, 1996 (commencement of operations) through May 31, 1997: $25,351. For the fiscal year ended May 31, 1998 and 1999: $175,629 and $504,145, respectively.

     U.S.  Equity - For the  fiscal  years  ended May 31,  1997,  1998 and 1999:
$1,594,078; $1,614,293 and $1,163,432, respectively.

     U.S. Small Company for the fiscal years ended May 31, 1997,  1998 and 1999:
$2,174,321, $1,662,968 and $979,033, respectively.

     U.S. Small Company Opportunities For the period June 16, 1997 (commencement of operations) through May 31, 1998: $126,261. For the fiscal year ended May 31, 1999: $93,960.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may no purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective October 10, 1996, the name of the Trust was changed from "The Pierpont Funds" to "The JPM Pierpont Funds," and each Fund's name changed accordingly. Effective May 12, 1997, the name of the U.S. Equity Fund was changed from "The JPM Pierpont Equity Fund" to "The JPM Pierpont U.S. Equity Fund", and the Fund's corresponding Portfolio changed its name accordingly. Effective May 12, 1997, the name of the U.S. Small Company Fund was changed from "The JPM Pierpont Capital Appreciation Fund" to "The JPM Pierpont U.S. Small Company Fund". Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P. Morgan Funds", and each Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.


         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.


     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 18 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".


         As of January 31, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Disciplined Equity Fund - Centurion Trust Company FBO Omnibus/Centurion Capital Management (21.72%); Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers (19.21%); National Financial Services Corp. for the exclusive benefit of Customers (15.76%); Gardner Denver Inc. (11.80%).

     U.S. Equity Fund -- Forest Laboratories Inc. Savings and Profit Sharing Plan (9.64%).

     U.S. Small Company Fund -- Forest Laboratories Inc. (8.98%); and Smith Barney Inc. Book Entry Account (9.01%).

         The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of each Fund.


SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally when a corresponding Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. The shareholders of the Trust are entitled to a full or fractional vote for each dollar or fraction of a dollar invested.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in each Fund's Prospectus.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in a Portfolio's investment restriction, may require withdrawal of a Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from a Portfolio which may or may not be readily marketable. The distribution in-kind may result in a Fund having a less diversified portfolio of investments or adversely affect a Fund's liquidity, and a Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in a Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of a Portfolio. Whenever a Fund is requested to vote on matters pertaining to its corresponding Portfolio (other than a vote by a Fund to continue the operation of its corresponding Portfolio upon the withdrawal of another investor in a Portfolio), the Trust will hold a meeting of shareholders of a Fund and will cast all of its votes proportionately as instructed by a Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of a Fund who do not vote will have no effect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Funds expect that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by a Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in a Fund shortly before the Fund declares a sizable dividend distribution.


         For federal income tax purposes, the U.S. Small Company Fund had a capital loss carryforward at May 31, 1999 of $14,416,582, all of which expire in the year 2007. The U.S. Small Company Opportunities Fund had a capital loss carryforward at May 31, 1999 of $14,885,080, all of which expire in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains to offset will not be distributed to shareholders.


         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Funds may invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Portfolios will be permitted to "mark to market" any marketable stock held by a Portfolio in a PFIC. If a Portfolio made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 (or any successor form) is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Foreign Taxes. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of a Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.



FINANCIAL STATEMENTS

         The following financial statements of the Funds and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.



----------------------------------------- ------------------------------------- -------------------------------------
                                          Date of Annual Report;                Date of Annual Report;
Name of Fund                              Date Annual Report Filed; Accession   Date Annual Report Filed; Accession
                                          Number                                Number
----------------------------------------- ------------------------------------- -------------------------------------
----------------------------------------- ------------------------------------- -------------------------------------
J.P. Morgan Disciplined Equity Fund       5/31/99;                              11/30/99;
                                          8/11/99;                              2/07/00;
                                          0001047469-99-031147                  00009125057-00-004068
----------------------------------------- ------------------------------------- -------------------------------------
----------------------------------------- ------------------------------------- -------------------------------------
J.P. Morgan U.S. Equity Fund              5/31/99;                              11/30/99;
                                          9/10/99;                              2/03/00;
                                          0001047469-99-035303                  00009125057-00-003648
----------------------------------------- ------------------------------------- -------------------------------------
----------------------------------------- ------------------------------------- -------------------------------------
J.P. Morgan U.S. Small Company Fund       5/31/99;                              11/30/99;
                                          8/4/99;                               2/03/00;
                                          0001047469-99-029676                  0000912057-00-003643
----------------------------------------- ------------------------------------- -------------------------------------
----------------------------------------- ------------------------------------- -------------------------------------
J.P. Morgan U.S. Small Company            5/31/99;                              11/30/99;
Opportunities Fund                        8/10/99;                              1/31/00;
                                          0001047469-99-030639                  0000912057-00-002996
----------------------------------------- ------------------------------------- -------------------------------------

APPENDIX A
Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.
Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         -        Conservative capitalization structures with moderate reliance on  debt  and  ample  asset
                  protection.
         -        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         -        Well  established  access to a range of  financial  markets and  assured  sources  of  alternate
                  liquidity.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.



--------
1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

* Performance for the period 1/3/97 through 12/31/97 is of the J.P. Morgan Institutional Disciplined Equity Fund, a separate investor in The Disciplined Equity Portfolio. The J.P. Morgan Institutional Disciplined Equity Fund has a lower expense ratio the Disciplined Equity Fund and therefore the performance shown would have been less had an investment been made in the Disciplined Equity Fund for this period.

PART C

ITEM 23.  EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 26 to the Registration Statement filed on September 27, 1996 (Accession Number 0000912057-96-021331).

     (a)1 Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.*

     (a)2 Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 32 to the Registration Statement on February 28, 1997 (Accession Number 0001016964-97-000038).

     (a)3 Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 34 to the Registration Statement on April 30, 1997 (Accession Number 0001019694-97-000063).

     (a)4 Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 41 to the Registration Statement on October 21, 1997 (Accession Number 0001042058-97-000006).

     (a)5 Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 45 to the Registration Statement on December 29, 1997 (Accession Number 0001041455-97-000013).

     (a)6 Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a)6 to Post-Effective Amendment No. 59 to the Registration Statement on December 31, 1998 (Accession Number 0001041455-98-000098).

(b) Restated By-Laws of Registrant.*


(b)(1) Amendment to Restated By-Laws of Registrant (filed herewith)


(e) Distribution Agreement between Registrant and Funds Distributor, Inc. ("FDI").*

(g)1 Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").*


(g)2 Custodian  Contract between  Registrant and
The Bank of New York (filed herewith).


(h)1 Co-Administration Agreement between Registrant and FDI.*

(h)2 Restated Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan Guaranty") filed as Exhibit (h)2 to Post-Effective Amendment No. 53 to the Registration Statement on August 25, 1998 (Accession No. 0001041455-98-000052).

(h)3 Transfer  Agency and Service  Agreement  between  Registrant and State
Street.*

(h)4 Restated Administrative Services Agreement between Registrant and Morgan Guaranty.*

(h)5 Fund Services Agreement, as amended, between Registrant and Pierpont Group, Inc.*

(i)      Opinion and consent of Sullivan & Cromwell.*

(j)      Consent of independent accountants (filed herewith).

(l)      Purchase agreements with respect to Registrant's initial shares.*

(n)      Financial Data Schedules (not applicable).

(p)         Code of Ethics (to be filed by amendment).

     ------------------------    *   Incorporated   herein   by   reference   to
Post-Effective Amendment No. 30 to the Registration Statement filed on December 27, 1996 (Accession Number 0001016964-96-000066).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 25. INDEMNIFICATION.

     Reference is made to Section 5.3 of  Registrant's  Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Not Applicable.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a)  Funds   Distributor,   Inc.  (the   "Distributor")  is  the  principal
underwriter of the Registrant's shares.

     Funds Distributor, Inc. acts as principal underwriter for the following investment companies other than the Registrant:

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
BJB Investment Funds
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Founders Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
LaSalle Partners Funds, Inc.
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
Orbitex Group of Funds
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

     Funds Distributor, Inc. does not act as depositor or investment adviser to any of the investment companies.

     Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor, Inc. is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor, Inc. is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.:

Director, President and Chief Executive Officer:   Marie E. Connolly
Executive Vice President:                          George Rio
Executive Vice President:                          Donald R. Roberson
Executive Vice President:                          William S. Nichols
Senior Vice President:                             Michael S. Petrucelli
Director, Senior Vice President, Treasurer and
  Chief Financial Officer:                         Joseph F. Tower, III
Senior Vice President:                             Paula R. David
Senior Vice President:                             Allen B. Closser
Senior Vice President:                             Bernard A. Whalen
Director:                                          William J. Nutt

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     PIERPONT GROUP, INC.: 461 Fifth Avenue, New York, New York 10017 (records relating to its assisting the Trustees in carrying out their duties in supervising the Registrant's affairs).

MORGAN GUARANTY TRUST COMPANY OF NEW YORK: 60 Wall Street, New York, New York 10260-0060, 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).

     STATE STREET BANK AND TRUST COMPANY: 1776 Heritage Drive, North Quincy, Massachusetts 02171 and 40 King Street West, Toronto, Ontario, Canada M5H 3Y8 (records relating to its functions as fund accountant, custodian, transfer agent and dividend disbursing agent).

     THE BANK OF NEW YORK: 1 Wall Street New York, New York 10086, (records relating to its functions as fund accountant and custodian).


     FUNDS DISTRIBUTOR, INC.: 60 State Street, Suite 1300, Boston, Massachusetts 02109 (records relating to its functions as distributor and co-administrator).

ITEM 29. MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February, 2000.

     J.P. Morgan Funds, The Federal Money Market Portfolio, The Short Term Bond Portfolio, The U.S. Fixed Income Portfolio, The International Equity Portfolio, The Emerging Markets Equity Portfolio, The Global Strategic Income Portfolio, The Prime Money Market Portfolio, The Tax Exempt Money Market Portfolio, The Institutional European Equity Portfolio, and The International Opportunities Portfolio

By                /s/ Stephanie D. Pierce
                  -----------------------------
                  Stephanie D. Pierce
                  Vice President and Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 28, 2000.

George Rio*
------------------------------
George Rio
President and Treasurer
Officer of the Portfolios

Matthew Healey*
-----------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer)

Frederick S. Addy*
------------------------------
Frederick S. Addy
Trustee

William G. Burns*
------------------------------
William G. Burns
Trustee

Arthur C. Eschenlauer*
------------------------------
Arthur C. Eschenlauer
Trustee

Michael P. Mallardi*
------------------------------
Michael P. Mallardi
Trustee

*By               /s/ Stephanie D. Pierce
                  ----------------------------
                  Stephanie D. Pierce
                  as attorney-in-fact pursuant to a power of attorney.

                                INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit
-------------    ------------------------
EX-99.(b)(1)      Amendment to Restated By-laws
EX-99.(g)         Custodian Agreement
EX-99.(j)         Consent of Independent Accountants